As filed with the Securities and Exchange Commission on April 16, 2010
File Nos. 333-145333; 811-22105
______________________________________________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 4

AND THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 5

COLI VUL-4 SERIES ACCOUNT
(Exact Name of Registrant)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
(Name of Depositor)

8515 East Orchard Road
Greenwood Village, Colorado 80111
(Address of Depositor’s Principal Executive Offices)

(303) 737-3000
(Depositor’s Telephone Number)

Mitchell T.G. Graye
President and Chief Executive Officer
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
8515 East Orchard Road
Greenwood Village, Colorado 80111
(Name and Address of Agent for Service)

COPIES TO:

Ann B. Furman, Esq.	Beverly A. Byrne, Esq.
Jorden Burt LLP	Chief Compliance Officer & Legal Counsel, Financial Services
Suite 400 East	Great-West Life & Annuity Insurance Company
1025 Thomas Jefferson Street, N.W.	8515 East Orchard Road, 2T3
Washington, D.C. 20007-5208	Greenwood Village, Colorado 80111
------------
Approximate date of proposed public offering:  Continuous

It is proposed that this filing will become effective (check appropriate box):

[   ]  immediately upon filing pursuant to paragraph (b) of Rule 485.
[X]  on May 1, 2010 pursuant to paragraph (b)(1)(vii) of Rule 485.
[   ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485.
[   ]  on _____ pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
[   ]  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being offered:  flexible premium variable universal life insurance policies.

Great-West Life & Annuity Insurance Company

A Stock Company

8515 East Orchard Road

Greenwood Village, Colorado 80111

(303) 737-3000

Individual Retirement Bonus Product — Prospectus

A Flexible Premium Variable Universal Life Insurance Policy
offered by Great-West Life & Annuity Insurance Company
in connection with its COLI VUL-4 Series Account

This prospectus describes a flexible premium variable universal life insurance policy (the "Policy") offered by Great-West Life & Annuity Insurance Company ("Great-West," "Company," "we," “our” or "us"). The Policy is designed for use by individuals whose employers may offer an employer-sponsored insurance purchase arrangement.  The premiums will be paid with employee after-tax funds, but the premium payment may be made through corporate accounts on behalf of the employee.  The Policy is designed to meet the definition of a "life insurance contract" for federal income tax purposes.  Please see “Federal Income Tax Considerations – Employer-Sponsored Insurance Purchase Arrangements – Tax and Other Legal Issues” on page 52.

The Policy allows "you," the Owner, within certain limits to:

•	choose the type and amount of insurance coverage you need and increase or decrease that coverage as your insurance needs change;
•	choose the amount and timing of Premium payments, within certain limits;
•	allocate Premium payments among the available investment options and Transfer Account Value among available investment options as your investment objectives change; and
•	access your Account Value through loans and partial withdrawals or total surrenders.

This prospectus contains important information you should understand before purchasing a Policy, including a description of the material rights and obligations under the Policy. We use certain special terms that are defined in Appendix A.  Your Policy and any endorsements are the formal contractual agreement between you and the Company.  It is important that you read the Policy and endorsements which reflect other variations.  You should read this prospectus carefully and keep it on file for future reference.

The Policy (and optional Term Life Insurance Rider) that we are currently issuing became available on January 1, 2009.  Policy and Rider are based on state-required 2001 CSO mortality tables, as defined below.  Before January 1, 2009, we issued an earlier version of the Policy (“Pre-2009 Policy”) and optional Rider, which were based on 1980 CSO mortality tables.  Many of the Pre-2009 Policies and Riders still remain outstanding.  The Pre-2009 Policy and optional Rider differ somewhat from the Policy and optional Rider that we are currently issuing, and certain of the information in this prospectus, therefore, does not apply to those Pre-2009 Policies and optional Riders.  Appendix B to this prospectus explains the information that applies instead to the Pre-2009 Policy and optional Rider.  Therefore, if you own a Pre-2009 Policy or Rider (issued prior to January 1, 2009), you should also refer to Appendix B at the end of this prospectus for information about how your Pre-2009 Policy and optional Rider differs from the Policy and Rider that we are currently issuing.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is May 1, 20 1 0

Table of Contents
Summary of the Policy and its Benefits 5

Policy Risks 7

Fund Risks 8

Fee Tables                                                                                                                                9

Transaction Fees 9

Periodic Charges Other Than Fund Operating Expenses 10

Supplemental Benefit Charges 10

Total Annual Fund Operating Expenses 11

Description of Depositor, Registrant, and Funds 12

Great-West Life & Annuity Insurance Company 12

The Series Account 12

The Investment Options and Funds 13

Payments We Receive 13

Payments We Make 13

Fixed Account 31
Charges and Deductions 32

Expense Charge Applied to Premium 32

Mortality and Expense Risk Charge 32

Monthly Deduction 33

Monthly Risk Rates 33

Service Charge 33

Partial Withdrawal Fee 33

Surrender Charges 34

Change of Death Benefit Option Fee 34

Fund Expenses 34

General Description of Policy 34

Policy Rights 34

Owner 34

Beneficiary 34

Policy Limitations 35

Allocation of Net Premiums 35

Transfers Among Divisions 35

Market Timing & Excessive Trading 35

Exchange of Policy 37

Age Requirements 37

Policy or Registrant Changes 37

Addition, Deletion or Substitution of Investment Options 37

Entire Contract 37

Alteration 38

Modification 38

Assignments 38

Notice and Elections 38

Account Value 38

Net Investment Factor 39

Splitting Units 40

Other Provisions and Benefits 40

Misstatement of Age or Sex 40

Suicide 40

Incontestability 40

Paid-Up Life Insurance 40

Supplemental Benefits 41

Term Life Insurance Rider 41

Report to Owner 42

Dollar Cost Averaging 42

Rebalancer Option 42

Non-Participating 42

Premiums                                                                                                                                43

Policy Application, Issuance and Initial Premium 43

Free Look Period 43

Premium 44

Net Premiums 44

Planned Periodic Premiums 44

Death Benefits 44

Death Benefit 44

Changes in Death Benefit Option 45

Changes in Total Face Amount 45

Minimum Change 45

Increases 45

Decreases 46

Surrenders and Withdrawals 46

Surrenders 46

Partial Withdrawal 46

Loans 46

Policy Loans 46

Lapse and Reinstatement 47

Lapse and Continuation of Coverage 47

Grace Period 47

Termination of Policy 48

Reinstatement 48

Deferral of Payment 48

Federal Income Tax Considerations 48

Tax Status of the Policy 48

Diversification of Investments 49

Policy Owner Control 49

Tax Treatment of Policy Benefits 49

Life Insurance Death Benefit Proceeds 49

Tax Deferred Accumulation 49

Surrenders 50

Modified Endowment Contracts 50

Distributions 50

Distributions Under a Policy that is Not a Modified Endowment Contracts50

Distributions Under Modified Endowment Contracts 50

Multiple Policies 51

Treatment When Insured Reaches Attained Age 121 51

Federal Income Tax Withholding 51

Actions to Ensure Compliance with the Tax Law 51

Policy Loan Interest 51

Our Taxes 51

Employer Sponsored Insurance Purchase Arrangements 52

Corporate Tax Shelter Requirements 52

Legal Proceedings 52

Legal Matters 53

Financial Statements 53

Appendix A – Glossary of Terms A-1

Appendix B – Information About How A Pre-2009 Policy and Optional Term Insurance Rider (Issued

Prior to January 1, 2009) Differs from the Policy that We are Currently Issuing B-1

Summary of the Policy and its Benefits

This is a summary of some of the most important features of your Policy.  The Policy is more fully described in the remainder of this prospectus.  Please read this prospectus carefully.  Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply.

1.     The Series Account.  We have established a separate account to fund the variable benefits under the Policy.  The assets of the Series Account are insulated from the claims of our general creditors.

2.     Fixed Account. You may allocate some or all of your net payments and/or make Transfers from the Sub-Accounts to the Fixed Account.  The Fixed Account is part of our General Account.  We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts.  These Fixed Account assets are subject to our general liabilities from business operations.  Subject to applicable law, we have sole discretion over investment of the Fixed Account assets.  We bear the full investment risk for all amounts allocated or transferred to the Fixed Account.

We guarantee that the amounts allocated to the Fixed Account will be credited interest at a net effective annual interest rate of at least 3.00%.  At our discretion, we will review the interest rate at least once a year.  We may reset the interest rate monthly.  The Fixed Account is not affected by the Investment performance of the Sub-Accounts.  Policy value in the Fixed Account will be reduced by the policy fees and charges we deduct and the effects of any policy transactions (loans, withdrawals, and transfers) on your policy value in the Fixed Account.

3.     Premium Payments.  You must pay us an Initial Premium to put your Policy in force.  The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than 1/12 of the anticipated annual premium.  Thereafter, you choose the amount and timing of Premium payments, within certain limits.

4.     Free Look Period.  You may return your Policy to us for any reason within ten days of receiving it, or such longer period as required by applicable state law, and depending on state law, receive (i) the greater of your Premiums, less any withdrawals, or your Account Value, or (ii) your Account Value plus the return of any Expense Charges deducted.

5.     Investment Options and Funds.  You may allocate your net Premium payments among the available i nvestment d ivisions of the Series Account (“Divisions”) or the Fixed Account.

Each Division invests exclusively in shares of a single Fund. Each Fund has its own distinct investment objective and policies, which are described in the accompanying prospectuses for the Funds.

You may Transfer amounts from one Division to another or to the Fixed Account, subject to the restrictions described herein.

6.     Death Benefit.  You may choose from among two death benefit options –

1.	a fixed benefit equal to the Total Face Amount of your Policy; or
2.	a variable benefit equal to the sum of the Total Face Amount and your Account Value.

For each option, the death benefit may be greater if necessary to satisfy federal tax law requirements.

We will deduct any outstanding Policy Debt and unpaid Policy charges before we pay a death benefit. In addition, prior partial withdrawals may reduce the Death Benefit Proceeds under the first option.

At any time, you may increase or decrease the Total Face Amount, subject to our approval and other requirements set forth in the Policy.

After the first Policy Year, you may change your death benefit option once each Policy Year.  A maximum administrative fee of $100 will be deducted from your Account Value for each change of death benefit option.

7.     Account Value.  Your Account Value will reflect –

1.	the Premiums you pay;
2.	the investment performance of the Divisions you select;
3.	the value of the Fixed Account;
4.	any Policy loans or partial withdrawals;
5.      your Loan Account balance; and
6.      the charges we deduct under the Policy.

8.     Accessing Your Account Value.

You may borrow from us using your Account Value as collateral. Loans may be treated as taxable income if your Policy is a "modified endowment contract" (“MEC”) for federal income tax purposes and you have had positive net investment performance.

You may surrender your Policy for its Cash Surrender Value plus return of expense charge, if applicable. There are no surrender charges associated with your Policy.

You may withdraw a portion of your Account Value at any time while your Policy is in force.

A withdrawal may reduce your death benefit.

We will charge an administrative fee not greater than $25 per withdrawal on partial withdrawals after the first in a Policy Year.

9.     Supplemental Benefits.  The following optional rider is available –

1.	Term Life Insurance.

We will deduct the cost, if any, of the rider(s) from your Account Value on a monthly basis.

10.      Paid-Up Life Insurance.  If the Insured reaches Attained Age 121 and your Policy is in force, the Account Value, less Policy Debt, will be applied as a single Premium to purchase "paid-up" insurance. Your Account Value will remain in the Series Account allocated to the Divisions or the Fixed Account in accordance with your instructions. The death benefit under this paid-up insurance generally will be fixed by the Internal Revenue Code of 1986, as amended (“Code”) for Insureds age 99. As your Account Value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly.

11.      Reinstatement.  If your Policy terminates due to insufficient value, we will reinstate it within three years at your Request, subject to certain conditions.

12.      Surrenders.  You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living.  If you do, the insurance coverage and all other benefits under the Policy will terminate.

If you withdraw part of the Cash Surrender Value, your Policy’s death benefit may be reduced and you may incur taxes and tax penalties.

13.      Partial Withdrawal.  You may Request a partial withdrawal of Account Value at any time while the Policy is in force.  The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account.  Subject to minimum face amount.

The Death Benefit Proceeds and your Account Value will be reduced by the amount of any partial withdrawals.

14.           Policy Loans.   You may borrow from us using your Account Value as collateral.   You may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made.

The minimum Policy loan amount is $500.

15.      Changes in Total Face Amount.  You may increase or decrease the Total Face Amount of your Policy at any time.  Each increase or decrease in the Total Face Amount must be at least $25,000.  The minimum face amount allowed is $100,000.

Policy Risks

1.     Account Value Not Guaranteed.  Your Account Value is not guaranteed.  Your Account Value fluctuates based on the performance of the investment options you select.  The investment options you select may not perform to your expectations.  Your Account Value may also be affected by charges under your Policy.

2.     Policy Not Suitable as a Short-Term Savings Vehicle.
The Policy is designed for long-term financial planning and is not suitable as a short term savings vehicle.  Accordingly, you should not purchase the Policy if you need access to the Account Value within a short time.  Before purchasing a Policy, consider whether the long-term nature of the Policy is consistent with the purposes for which it is being considered.

3.     Risk of Contract Lapse.  Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay the Policy’s monthly charges.

If your Policy would terminate due to insufficient value, we will send you notice and allow you a 61-day grace period.

If, within the grace period, you do not make a Premium payment sufficient to cover all accrued and unpaid charges and deductions, your Policy will terminate at the end of the grace period without further notice.

4.     Limitations on Withdrawals.  Partial withdrawals of Account Value are permitted at any time the Policy is in force.  As noted above, the amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account.  A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year.  Please note that withdrawals reduce your Account Value and your Death Benefit Proceeds.  In addition, withdrawals may have tax consequences.

5.     Limitations on Transfers.  Subject to our rules as they may exist from time to time, you may at any time Transfer to another Division all or a portion of the Account Value allocated to a Division.

6.     Limitations or Charges on Surrender of Policy.  You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living.  Upon surrender of your Policy, the insurance coverage and all other benefits under the Policy will terminate.

There are no surrender charges associated with your Policy.  However, the surrender of your Policy may have tax consequences.

7.     Risks of Taking a Policy Loan.  As noted above, you may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made.  The minimum Policy loan amount is $500.

Taking a Policy loan may increase the risk that your Policy will lapse, will reduce your Account Value, and may reduce the death benefit.  In addition, if your Policy is a MEC for tax purposes, taking a Policy loan may have tax consequences.

8.     Adverse Tax Consequences.  Your Policy is structured to meet the definition of a life insurance contract under the Code.  Current federal tax law generally excludes all death benefits from the gross income of the Beneficiary of a life insurance policy.  Generally, you are not taxed on any increase in the Account Value until it is withdrawn, but are taxed on surrender proceeds and the proceeds of any partial withdrawals if those amounts, when added to all previous non-taxable distributions, exceed the total Premium paid.  Amounts received upon surrender or withdrawals in excess of Premiums are treated as ordinary income.

Under certain circumstances, a Policy may become a MEC for federal tax purposes. This may occur if you reduce the Total Face Amount of your Policy or pay excessive Premiums. We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC without your written permission. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC, but instead will promptly refund the money to you. If you elect to have a MEC contract, you can return the money to us with a signed form of acceptance.

Under current tax law, Death Benefit Proceeds under MECs generally are excluded from the gross income of the Beneficiary.  Withdrawals and Policy loans, however, are treated first as income, to the extent of any gain in the Policy, and then as a return of Premium.  The income portion of the distribution is includable in your taxable income and taxed at ordinary income tax rates.  A 10% penalty tax is also generally imposed on the taxable portion of any amount received before age 59 ½.

Fund Risks

The Policy currently offers several variable investment options, each of which is a Division of the Series Account.  Each Division uses its assets to purchase, at their net asset value, shares of a Fund.  The Divisions are referred to as “variable” because their investment experience depends upon the investment experience of the Funds in which they invest.

We do not guarantee that the Funds will meet their investment objectives.  Your Account Value may increase or decrease in value depending on the investment performance of the Funds.  You bear the risk that those Funds may not meet their investment objectives.  A comprehensive discussion of the risks of each Fund may be found in each Fund’s prospectus, including detailed information concerning investment objectives, strategies, and their investment risk.  You may obtain a copy of Fund prospectuses without charge by contacting us at 888-353-2654.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy.  The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or Transfer cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
Maximum Expense Charge Imposed on Premium	Upon each Premium payment	Maximum: 10.00% of Premium Current: 10 % of Premium up to target and 3. 5 0% of Premium in excess of target
Partial Withdrawal Fee	Upon partial withdrawal	Maximum: $25 deducted from Account Value for all partial withdrawals after the first made in the same Policy Year.
Change of Death Benefit Option Fee	Upon change of option	Maximum: $100 deducted from Account Value for each change of death benefit option.
Loan Interest	Upon issuance of Policy loan	Maximum: the Moody’s Corporate Bond Yield Average – Monthly Average Corporates

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (per $1000 Net Amount at Risk)1
Minimum & Maximum Cost of Insurance Charge	Monthly	Guaranteed: Minimum: $0.02 per $1000. Maximum: $83.33 per $1000.
Cost of Insurance Charge for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.21 per $1000.
Mortality and Expense Risk Fees2	Upon each Valuation Date	Guaranteed: 1.00% (of average daily net assets) annually. Current: 1.00% for Policy Years 1-6, 0.00% for Policy Years 7+.
Service Charge	Monthly	Guaranteed: $15/month Current: $10.00/month, Policy Years 1-3 and $7.50/month, Policy Years 4+

Supplemental Benefit Charges

Currently, we are offering the following supplemental optional rider. The charges for the rider you select are deducted monthly from your Account Value as part of the Monthly Deduction described on page 33 of this prospectus. The benefits provided under the rider are summarized in “Other Provisions and Benefits” beginning on page 40 below.

Term Life Insurance Rider	Monthly	Guaranteed: Minimum COI: $0.02 per $1000. Maximum COI: $83.33 per $1000.
Term Life Insurance Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.21 per $1000.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Policy.  More detail concerning each Fund’s fee and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses1
(Expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)

	Minimum	Maximum
Total Annual Fund Operating	0.30%	5.09%

1 Expenses are shown as a percentage of a Fund's average net assets as of December 31, 200 9 .  The expenses above include fees and expenses incurred indirectly by the Maxim Profile Portfolios and Maxim Lifetime Asset Allocation Portfolios as a result of investing in shares of acquired funds, if any.  The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements.  The advisers and/or other service providers of certain Funds have agreed to waive their fees and/or reimburse the Funds' expenses in order to keep the expenses below specified limits. In some cases, these expense limitations may be contractual.  In other cases, these expense limitations are voluntary and may be terminated at any time.  Please see the prospectus for each Fund for information regarding the expenses for each Fund, including fee reduction and/or expense reimbursement arrangements, if applicable.  The management fees and other expenses of the Funds are more fully described in the Fund prospectuses.

1  The cost of insurance will vary based on individual characteristics.  The cost of insurance shown in the table is a sample illustration only and may not be representative of the charge that a particular Owner will pay.  Owners may obtain more information about their particular cost of insurance by contacting us at 888-353-2654.

2 We may waive the mortality and expense risk charge in connection with Policies sold to Company employees who are eligible to purchase the Policy.

Description of Depositor, Registrant, and Funds

Great-West Life & Annuity Insurance Company

Great-West is a stock life insurance company organized under the laws of the state of Colorado.  Our offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

We are authorized to do business in 49 states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam. We issue individual and group life insurance policies and annuity contracts and accident and health insurance policies.

Great-West is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company.  GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Mr. Paul Desmarais, through a group of private holding companies that he controls, has voting control of Power Corporation of Canada.

The Series Account

The Series Account is a segregated asset account of Great-West.  We use the Series Account to fund benefits payable under the Policy.  The Series Account may also be used to fund benefits payable under other life insurance policies issued by us.

We own the assets of the Series Account, which we hold separate and apart from our General Account assets. The income, gains or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income, gains or losses.  The income, gains, and losses credited to, or charged against, the Series Account reflect the Series Account’s own investment experience and not the investment experience of Great-West’s other assets.  The assets of the Series Account may not be used to pay any liabilities of Great-West other than those arising from the Policies (and any other life insurance policies issued by us and funded by the Series Account).

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law.  These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material.  We do not pass these benefits through to the Series Account or our other separate accounts, principally because:  (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, Owners are not the owners of the assets generating the benefits.

Great-West is obligated to pay all amounts promised to Owners under the Policies (and any other life insurance policies issued by us and funded by the Series Account).

We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Series Account.

The Series Account is divided into Divisions. Each Division invests exclusively in shares of a corresponding Fund. We may in the future add new or delete existing Divisions. The income, gains or losses, realized or unrealized, from assets allocated to each Division are credited to or charged against that Division without regard to the other income, gains or losses of the other Divisions.

All amounts allocated to a Division will be used to purchase shares of the corresponding Fund. The Divisions will at all times be fully invested in Fund shares.  We maintain records of all purchases and redemptions of shares of the Funds.

The Investment Options and Funds

The Policy offers a number of Divisions, or Sub-Accounts. Each Division invests in a single Fund. Each Fund is a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), or a separate series of shares of such a mutual fund. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds. The fund prospectuses should be read in connection with this prospectus. YOU MAY OBTAIN A PROSPECTUS AND, IF AVAILABLE, A FUND SUMMARY , CONTAINING COMPLETE INFORMATION ON EACH FUND, WITHOUT CHARGE, UPON REQUEST BY CONTACTING US AT 888-353-2654.

Each Fund holds its assets separate from the assets of the other Funds, and each Fund has its own distinct investment objective and policies. Each Fund operates as a separate investment fund, and the income, gains and losses of one Fund generally have no effect on the investment performance of any other Fund.

The Funds are NOT available to the general public directly. The Funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the Funds have been established by investment advisers that manage publicly available mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly available mutual funds, the Funds are not otherwise directly related to any publicly available mutual fund.  Consequently, the investment performance of publicly available mutual funds and any similarly named Fund may differ substantially.

Payments We Receive.  Some of the Funds’ investment advisers or affiliates may compensate us for providing the administrative, recordkeeping and reporting services they would normally be required to provide for individual shareholders or cost savings experienced by the investment advisers or affiliates of the Funds.  Such compensation is typically a percentage of Series Account assets invested in the relevant Fund and generally may range up to 0.35% of net assets.  GWFS Equities, Inc. (“GWFS”), a broker-dealer and subsidiary of Great-West and the principal underwriter and distributor of the Policy, may also receive Rule 12b-1 fees (ranging up to 0.25%) directly from certain Funds for providing distribution related services related to shares of Funds offered in connection with a Rule 12b-1 plan.  If GWFS receives 12b-1 fees, combined compensation for administrative and distribution related services generally ranges up to 0.60% annually of Series Account assets invested in a Fund.

If you purchased the Policy through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for services provided with regard to the sale of Fund shares to Divisions under the Policy.  The amount and/or structure of this compensation can possibly create conflict of interest as it may influence the broker-dealer or other intermediary and your salesperson to present this Policy (and/or certain Divisions under the Policy) over other investment alternatives.  The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your salesperson.  You may ask your salesperson about any variation and how he or she and his or her broker-dealer are compensation for selling the Policy or visit your financial intermediary's Web site for more information.

Payments We Make.  In addition to the direct cash compensation described above for sales of the Policies, Great-West and/or its affiliates may also pay GWFS agents additional cash and non-cash incentives to promote the sale of the Policies and other products distributed by GWFS, including Portfolios of Maxim Series Fund, which are available Funds under the Policies.  Great-West and/or its affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which GWFS agents may receive prizes such as travel awards, merchandise and cash.  Subject to applicable FINRA regulations, Great-West and/or its affiliates may also pay for travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive payments may vary depending on the arrangement in place at any particular time. Cash incentives payable to GWFS agents may be based on certain performance measurements, including a percentage of the net amount invested in certain Funds available under the Policy.  These additional payments could be viewed as creating conflicts of interest.  In some cases, the payment of incentive-based compensation may create a financial incentive for a GWFS agent to recommend or sell the Policy instead of other products or recommend certain Funds under the Policy over other Funds, which may not necessarily be to your benefit.

Effective May 1, 2008, the Divisions investing in the following Funds were closed to new Owners:  Dreyfus IP Technology Growth (Initial Shares), Dreyfus VIF International Value (Initial Shares), Federated High Income Bond Fund II (Primary Shares), Neuberger Berman AMT Small Cap Growth (S Shares) (formerly Neuberger Berman AMT Fasciano (S Shares).  However, Owners with amounts transferred in the Divisions as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.

Effective May 1, 2009, the Divisions investing in the following Funds were closed to new Owners:  Dreyfus IP MidCap Stock (Initial Shares); DWS Dremen High Return Equity VIP (Class A Shares); Fidelity VIP Investment Grade Bond (Service Class 2 Shares); Neuberger Berman AMT Partners (I Shares); and Van Eck Worldwide Emerging Markets (Initial Shares).

Effective May 1, 2009, each of the following three Putnam Funds (IB Shares) were replaced with IA Shares:  Putnam VT High Yield Fund; Putnam VT International New Opportunities Fund; and Putnam VT MidCap Value Fund.

The investment policies of the Funds are briefly described below:

AIM Variable Insurance Funds

Invesco V.I. Global Real Estate Fund (Series I Shares) (formerly known as AIM V.I. Global Real Estate Fund) The Fund’s investment objective is total return through growth of capital and current income.  The Fund invests, under normal circumstances, at least 80% of net assets (plus borrowings for investment purposes) in securities of real estate and real estate-related issuers. The Fund invests primarily in equity securities but may also invest in debt securities including U.S. Treasury and agency bonds and notes, and real estate investment trusts (REITs). In complying with the 80% investment requirement, the Fund may also invest in other investments that have economic characteristics similar to the Fund’s direct investments: derivatives, ETFs and American Depositary Receipts. These derivatives and other instruments may have the effect of leveraging the Fund’s portfolio.  The Fund considers an issuer to be a real estate or real estate-related issuer if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include (1) REITs or other real estate operating companies that (a) own property, (b) make or invest in short term construction and development mortgage loans, or (c) invest in long-term mortgages or mortgage pools, and (2) companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.  The Fund may invest in equity and debt securities of companies unrelated to the real estate industry that the portfolio managers believe are undervalued and have potential for growth of capital.  The Fund limits its investments in debt securities unrelated to the real estate industry to those that are investment-grade or deemed by the Fund’s portfolio managers to be of comparable quality.

Invesco Advisors, Inc. is the adviser for this Fund.   Invesco Asset Management Limited is the sub-adviser for this Fund.

Invesco V.I. International Growth Fund (Series I Shares) (formerly known as AIM V.I. International Growth Fund)   The Fund’s investment objective is long-term growth of capital.  The Fund invests primarily in a diversified portfolio of  international securities whose issuers are considered by the Fund’s portfolio managers to have strong earnings growth. The Fund invests primarily in equity securities. The Fund focuses its investments in equity securities of foreign issuers that are listed on a recognized foreign or U.S. securities exchange or traded in a foreign or U.S. over-the-counter market. The Fund invests, under normal circumstances, in issuers located in at least three countries outside of the U.S., emphasizing investment in issuers in the developed countries of Western Europe and the Pacific Basin. As of February 23, 2010, the principal countries in which the Fund invest were United Kingdom, Switzerland, United States, Japan, Germany, Canada and Australia. The Fund may also invest up to 20% of its total assets in issuers located in developing countries, i.e., those that are identified as in the initial stages of their industrial cycles.

Invesco Advisors, Inc. is the adviser for this Fund.

Invesco V.I. Mid Cap Core Equity Fund (Series I Shares) (formerly known as AIM V.I. Mid Cap Core Equity Fund) The Fund's objective is long-term growth of capital.  The Fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of mid capitalization companies.  The Fund considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period plus the most recent data during the current month.

In selecting securities, the portfolio managers conduct fundamental research of companies to gain a thorough understanding of their business prospects, appreciation potential and return on invested capital.  The portfolio managers will generally invest in a company when they have determined it potentially has high or improving return on invested capital, quality management, a strong competitive position and is trading at an attractive value.  The Fund may invest up to 25% of its total assets in foreign securities, 20% of its assets in equity securities of companies that have market capitalizations, at the time of purchase, in other market capitalization ranges, and 20% of its assets in investment grade debt securities, U.S. government securities, and high-quality money market instruments, including shares of affiliated money market funds.

The adviser for this Fund is Invesco Advisors, Inc.

Alger Portfolios   (advised by Fred Alger Management, Inc.)

Alger Small Cap Growth Portfolio (Class I-2 Shares) seeks long-term capitalization.   The Fund focuses on small, fast growing companies that the manager believes offer innovative products, services or technologies to a rapidly-expanding marketplace.  Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase, have total market capitalization with the range of the companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, as reported by the indexes as of the most recent quarter end.

American Century Variable Portfolios, Inc. (advised by American Century Investment Management, Inc.)

American Century VP Value Fund (Class I Shares) seeks long-term capital growth. Income is a secondary objective.   The portfolio managers look for stocks of companies of all sizes that they believe are undervalued at the time of purchase.  The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market.  The managers attempt to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company.

American Century VP VistaSM Fund (Class I Shares) seeks long-term capital growth.  The portfolio managers primarily look for stocks of medium-sized and smaller companies they believe will increase in value over time, using an investment strategy developed by American Century Investments.  In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection.  This means  that managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings and revenues. The portfolio managers’ principal analytical technique involves the identification of companies with earnings and revenues that are not only growing, but growing at an accelerating pace.

American Funds Insurance Series (advised by Capital Research and Management Company)

American Funds IS Growth Fund (Class 2 Shares) The Fund’s investment objective is to provide long-term growth of capital.   The Fund seeks growth by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.  The Fund may invest in the securities of issuers representing a broad range of market capitalizations.  The Fund may invest up to 15% of its assets in securities of issuers that are domiciled outside the United States and Canada.  The Fund is designed for investors seeking capital appreciation through stocks.  Investors in the Fund should have a long-term perspective and , for example, be able tolerate potentially sharp, short-term declines in value .

American Funds IS Global Small Capitalization Fund (Class 2 Shares) The Fund’s investment objective is to provide long-term growth of capital.   The Fund seeks growth over time by investing primarily in stocks of smaller companies located around the world.  Normally, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations, measured at the time of purchase.  However, the Fund’s holdings of small capitalization stocks may fall below the 80% threshold due to subsequent market action.   The policy is subject to change only upon 60 days’ notice to shareholders.   The investment adviser currently defines “small market capitalization” companies to be companies with market capitalizations of $3.5 billion or less.  The investment adviser has periodically reevaluated and adjusted this definition and may continue to do so in the future. The Fund is designed for investors seeking capital appreciation through stocks.  Investors in the Fund should have a long-term perspective and , for example, be able tolerate potentially sharp, short-term declines in value .

American Funds IS International Fund (Class 2 Shares) The Fund’s investment objective is to provide long-term growth of capital.   The Fund seeks to make your investment grow over time by investing primarily in common stocks of companies located outside the United States.  The Fund is designed for investors seeking capital appreciation through stocks.  Investors in the Fund should have a long-term perspective and , for example, be able tolerate potentially sharp, short-term declines in value .

American Funds IS New World Fund (Class 2 Shares)  The Fund’s investment objective is long-term capital appreciation.   The Fund seeks to make your investment grow over time by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The Fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries.   The Fund is designed for investors seeking capital appreciation.  Investors in the Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value.

The Fund may invest in equity securities of any company, regardless of where it is based, if the Fund’s investment adviser determines that a significant portion of the company’s assets or revenues (generally 20% or more) is attributable to developing countries.

Under normal market conditions, t he Fund will invest at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries which have developing economies and/or markets.

Columbia Variable Series (advised by Columbia Management Advisors, LLC)

Columbia Mid Cap Value Fund, Variable Series (Class A Shares) The Fund seeks long-term capital appreciation.  Under normal circumstances, the Fund invests at least 80% of net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell MidCap Value Index at the time of purchase that the adviser believes are undervalued and have the potential for long-term growth.  The Fund may invest up to 20% of total assets in foreign securities and may also invest in real estate investment trusts.

Columbia Small Cap Value, Variable Series (Class A Shares) The Fund seeks long-term capital appreciation.  Under normal circumstances, the Fund invests at least 80% of net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell 2000 Value Index at the time of purchase that the adviser believes are undervalued and have the potential for long-term growth.  The Fund may invest up to 20% of total assets in foreign securities and may also invest in real estate investment trusts.

Davis Variable Account Fund, Inc. (advised by Davis Selected Advisors, L.P.)

Davis Financial Portfolio's investment objective is long-term growth of capital.

Davis Value Portfolio's investment objective is long-term growth of capital..

Dreyfus Stock Index Fund (advised by The Dreyfus Corporation and its affiliate Mellon Equity Associates)

Dreyfus Stock Index Fund (Initial Shares) The Fund seeks to match the total return of the Standard & Poor's 500 ® Composite Stock Price Index.  To pursue this goal, the Fund generally invests in all 500 stocks in the S&P 500® in proportion to their weighting in the index. The Fund attempts to have a correlation between its performance and that of the S&P 500 Index of at least .95 before expenses. A correlation of 1.00 would mean that the Fund and the index were perfectly correlated. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. S&P weights each company’s stock in the index by its market capitalization, adjusted by the number of available float shares.

Dreyfus Investment Portfolios (advised by The Dreyfus Corporation)

Dreyfus IP MidCap Stock Portfolio (Initial Shares) seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-sized domestic companies in the aggregate as represented by the Standard & Poor’s MidCap 400 ®  Index.  To pursue this goal, the Fund normally invests at least 80% of its assets in stocks of mid-size companies.  The Fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis, and risk management.   Consistency of returns compared to the S&P 400, the Fund's benchmark, is a primary goal of the investment process.  A proprietary computer model evaluates and ranks a universe of over 3,500 stocks.  The portfolio managers review each of the screens on a regular basis.  The portfolio managers also maintain the flexibility to adapt the screening criteria to changes in market conditions.  The portfolio managers will select stocks through a "bottom-up" structured approach that seeks to identify undervalued securities using a quantitative screening process.  The process is driven by a proprietary quantitative model which measures more than 40 characteristics of stocks to identify and rank stocks based on:  fundamental momentum; relative value; future value; long-term growth and additional factors.  Next, the portfolio managers focus on stock selection, as opposed to making proactive decisions as to industry or sector exposure, to construct the Fund.  The portfolio managers seek to maintain a portfolio that has expose to industries and market capitalization that are generally similar to the S&P 400.   Effective May 1, 2009, the Division investing in this Fund was closed to new Owners however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Dreyfus IP Technology Growth Portfolio (Initial Shares) The Fund seeks capital appreciation.  To pursue this goal, the Fund normally invests at least 80% of its assets in the stocks of growth companies of any size that Dreyfus believes to be leading producers or beneficiaries of technological innovation.  Up to 25% of the Fund’s assets may be invested in foreign securities. In choosing stocks, the Fund looks for technology companies with the potential for strong earnings or revenue growth rates, although some of the Fund’s investments may currently be experiencing losses. The Fund’s investment process centers on a a multi-dimensional approach that looks for opportunities across emerging growth, cyclical or stable growth companies.  The Fund’s investment approach seeks companies that appear to have strong earnings momentum, positive earnings revisions, favorable growth, product or market cycles and/or favorable valuations.. The Fund also may sell stocks when the managers’ evaluation of a sector has changed. Effective May 1, 2008, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Dreyfus Variable Investment Fund (advised by The Dreyfus Corporation)

Dreyfus VIF International Equity Portfolio (Initial Shares) The Fund seeks capital growth. To pursue this goal, the Fund primarily invests in growth stocks of foreign companies. These are companies (i) that are organized under the law of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion f their revenue or profits from businesses, investments or sales, outside the United States.   Normally, the Fund invests at least 80% of its assets in stocks, including common stocks, preferred stocks and convertible securities , including those purchased in initial public offerings . In choosing stocks, the portfolio manager considers: key trends in economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as the impact of new technologies and the globalization of industries and brands; relative values of equity securities, bonds and cash; company fundamentals and long-term trends in currency movements. Within markets and sectors determined to be relatively attractive, the portfolio manager seeks what are believed to be attractively priced companies that possess a sustainable competitive advantage in their market or sector

Newton Capital Management Limited is the sub-adviser to this Fund and, as such, provides day-to-day management.

Dreyfus VIF International Value Portfolio (Initial Shares) The Fund seeks long-term capital growth.  To pursue this goal, the Fund normally invests at least 80% of its assets in stocks. The Fund's stock investments may include common stocks, preferred stocks and convertible securities.  The Fund may invest in companies of any size.   The Fund ordinarily invests most of its assets in securities of foreign companies which Dreyfus considers to be value companies.   Foreign companies are those companies (i) organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or derive a significant portion of their revenue or profits from businesses, investments or sales, outside the United States.   The Fund may also invest in companies located in emerging markets.  The Fund’s investment approach is value oriented and research driven. In selecting stocks, the portfolio manager identifies potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and industry trends, the Fund focuses on three key factors: value, or how a stock is valued relative to its intrinsic worth based on traditional value measures; business health, or overall efficiency and profitability as measured by return on assets and return on equity; and business momentum, or the presence of a catalyst (such as corporate restructuring, change in management or spin-off) that potentially will trigger a price increase near term to midterm. The Fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the portfolio manager’s expectations.   The Fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies) and forward contracts, as a substitute for investing directly in an underlying asset, to manage currency risk, to increase returns or as a part of a hedging strategy.  The Fund may also engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.   Effective May 1, 2008, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

DWS

DWS Variable Series I: DWS Global Opportunities VIP Portfolio (Class A Shares) seeks above-average capital appreciation over the long term.  The Fund invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the S & P Developed Broad Market Index formerly the S & P/Citigroup Broad Market Index World ).   Deutsche Investment Management Americas Inc. is the investment adviser to the Fund.

DWS Variable Series II: DWS Alternative Asset Allocation Plus VIP (Class A Shares)  The Fund seeks capital appreciation.  The Fund seeks to achieve its objective by investing in alternative (or non-traditional) asset categories and investment strategies.  The Fund invests in a combination of other DWS funds and in certain other the securities and derivative investments.  The Fund may also invest in exchange traded funds (ETF’s) to gain a desired economic exposure to a particular asset category that is not available through a DWS fund.  The Fund allocat es its assets among underlying funds that emphasize the following strategies and/or asset categories:  market neutral, inflation-protection, commodities, real estate, floating loan rates, infrastructure and emerging markets.  Deutsche Investment Management Americas Inc. is the investment adviser for the Fund.  RREEF America L.L.C., is the subadviser for the Fund.  Deutsche Investment Australia Limited, RREEF Global Advisers Limited and Deutsche Asset management (Hong Kong) Limited are sub-subadvisers for the Fund.

DWS Variable Series II: DWS Blue Chip VIP Portfolio (Class A Shares) seeks growth of capital and income.  Under normal circumstances, the Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index and that portfolio manage ment consider to be “blue chip” companies.   Deutsche Investment Management Americas Inc. is the investment adviser to the Fund.

DWS Variable Series II: DWS High Income VIP Portfolio (Class A Shares) seeks to provide a high level of current income.  Under normal circumstances, the Fund generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e. grade BB/Ba and below).  The Fund may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.   Deutsche Investment Management Americas Inc. is the investment adviser to the Fund.

DWS Variable Series II: DWS Strategic Value VIP Portfolio (Class A Shares) (formerly known as Dreman High Return Equity VIP Portfolio )  seeks to achieve a high rate of total return.  Under normal circumstances, the Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, equity securities (mainly common stocks) .  The Fund focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index and that  Fund manage ment believe s are undervalued   Fund management assembles the Fund from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. Fund management employs a disciplined sell strategy and will normally sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.  Deutsche Investment Management Americas Inc. is the investment adviser to the Fund.  Effective May 1, 2009, the Division investing in this Fund was closed to new Owners however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

DWS Variable Series II: DWS Dreman Small Mid Cap Value VIP Portfolio (formerly known as DWS Dreman Small Cap Value VIP) (Class A Shares) seeks long-term capital appreciation.  Under normal circumstances, the Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size US companies.   Deutsche Investment Management Americas Inc. is the investment adviser to the Fund.  Dreman Value Management L.L.C. is the subadviser for the Fund.

DWS Investments VIT Funds: DWS Small Cap Index VIP Portfolio (Class A Shares) seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 ®  Index, which emphasizes stocks of small US companies. Under normal circumstances, the Fund  invest s at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000® Index and in derivative instruments, such as stock index futures contracts and options, that provide exposure to the stocks of companies in the  Index.   Deutsche Investment Management Americas Inc. is the investment advisor to the Fund.

Northern Trust Investments, N.A. is the sub-adviser for the Portfolio.

Federated Insurance Series

Federated High Income Bond Fund II (Primary Shares) seek high current income by investing primarily in a diversified portfolio of fixed-income securities, including  lower rated corporate debt obligations commonly referred to as “junk bonds.” The Fund may also invest in derivative contracts to implement its investment strategies.  Effective May 1, 2008, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Advised by Federated Investment Management Company.

Fidelity Variable Insurance Products (VIP) Fund (advised by Fidelity Management & Research Company)

Fidelity VIP Contrafund® Portfolio (Service Class 2 Shares) seeks long-term capital appreciation.  The Fund’s principal investment strategies include: normally investing primarily in common stocks; investing in securities of companies whose value its investment adviser believes is not fully recognized by the public; investing in domestic and foreign issuers; allocating the Fund’s assets across different market sectors, using different Fidelity managers; investing in either “growth” stocks or “value” stocks or both; and using fundamental analysis to select investments.

Fidelity VIP Investment Grade Bond Portfolio (Service Class 2 Shares) seeks to provide as high a level of current income as is consistent with the preservation of capital.  The Fund’s principal investment strategies include: normally investing at least 80% of assets in investment grade debt securities (those of medium and high quality) in all types and repurchase agreements for those securities; managing the Fund to have similar overall interest rate risk to the Lehman Brothers ® U.S. Aggregate Index; allocating assets across different market sectors and maturities; investing in domestic and foreign issuers; analyzing the credit qualify of the issuer,  security specific features, current and potential future valuation, and trading opportunities to select investments; potentially investing in lower-quality debt securities;; engaging in transactions that have a leveraging effect on the Fund ; and investing in Fidelity’s central funds .  Effective May 1, 2009, the Division investing in this Fund was closed to new Owners however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Fidelity VIP Mid Cap Portfolio (Service Class 2 Shares) seeks long-term growth of capital. The Fund’s principal investment strategies include:   normally invests primarily in common stocks; normally investing at least 80% of assets in securities of companies with medium market capitalizations (which, for the purposes of this Fund, are those companies with market capitalizations similar to companies in the Russell Midcap® Index or the Standard & Poor’s MidCap 400 Index); potentially  investing in companies with smaller or larger market capitalizations; investing in domestic and foreign issuers; investing in either “growth” or “value” stocks or both; and using fundamental analysis to select investments.

Janus Aspen Series (advised by Janus Capital Management, LLC)

Janus Aspen Balanced Portfolio (Institutional Shares) seeks long-term growth of capital consistent with preservation of capital and balanced by current income.  The Fund  normal invests 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in equity securities selected primarily for their income potential.  The Fund will normally invest at least 25% of its assets in fixed-income senior securities.   Fixed-income securities may include corporate debt securities, U.S. government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities.

Janus Aspen Flexible Bond Portfolio  (Institutional Shares) seeks to obtain maximum total return consistent with the preservation of capital by investing, under normal circumstances, at least 80% of its net assets, in bonds, including but not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities and zero-coupon bonds.  The Fund will invest at least 65% of its assets in investment grade debt securities and maintain an average-weighted effective maturity of five to ten years.  The Fund will limit its investment in high-yield/high-risk bonds to less than 35% or less of its net assets.  This Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

Janus Aspen Forty Portfolio (Institutional Shares) seeks long-term growth of capital by investing primarily in a core group of 20-40 common stocks selected for their growth potential.  The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.  Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include emerging markets.

Janus Aspen Global Technology Portfolio (Institutional Shares) seeks long-term growth of capital by normally investing at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of companies that the team of technology analysts (the “Technology Team”) believes will benefit significantly from advances or improvements in technology.  These companies generally fall into two categories: a) companies that the Technology Team believes have or will develop products, processes, or services that will provide significant technological advancements or improvements; and b) companies that the Technology Team believes rely extensively on technology in connection with their operations or services.   The Fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential.  The Fund normally invests in issuers from several different countries, which may include the Untied States.  The Fund may, under unusual circumstances, invest in a single country.  The Fund may have significant exposure to emerging markets.  Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.  The Fund will limit its investment in high-yield/high-risk bonds (also called “junk” bonds) to 35% or less of its net assets.

Janus Aspen Overseas Portfolio (Institutional Shares) (formerly known as Janus Aspen Series International Growth Portfolio) seeks long-term growth of capital primarily through investments in common stocks of issuers located outside of the United States. The Fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from several different countries, excluding the United States.  Although the Fund intends to invest substantially all of its assets in issuers located outside of the United States, it may, at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country.  The Fund may have significant exposure to emerging markets.

Maxim Series Fund, Inc. (advised by GW Capital Management, LLC (d.b.a. Maxim Capital Management) (“MCM”), a wholly-owned subsidiary of Great-West)

Maxim Ariel Small-Cap Value Portfolio seeks long-term capital appreciation.  Under normal circumstances, this Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the small or medium/small capitalization quintiles of the Russell 3000 ® Index at the time of initial purchase.  This Fund will emphasize issuers that are believed to be undervalued but demonstrate a strong potential for growth.  The Fund actively seeks investments in companies that achieve excellence in both financial return and environmental soundness, and selecting issuers that take positive steps toward preserving the environment.  The Fund will not invest in corporations whose primary source of revenue is derived from the production or sale of tobacco products or the manufacture of handguns.

Ariel Capital Management, LLC is the sub-adviser to this Fund.

Maxim Bond Index Portfolio The Fund seeks results that track the total return of the debt securities that comprise the Barclays Capital Aggregate Bond Index (“Barclays Index”).  The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of the Barclays Index and a portfolio of securities using sampling techniques designed to give the Fund the relevant comparable attributes of the Barclays Index.  This may be accomplished through a combination of debt securities ownership and owning futures contracts on the Barclays Index and options on futures contracts.

Maxim Federated Bond  The Fund seeks to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings.  Under normal circumstances, the Fund will invest primarily in a diversified portfolio of investment grade fixed-income securities at the time of purchase, including mortgage-backed securities, corporate debt securities, and U.S. government obligations.  A portion of the Fund may also be invested in foreign investment-grade debt securities and domestic or foreign non-investment grade securities.  Domestic non-investment grade debt securities include both convertible and high-yield corporate debt securities.  Foreign governments or corporations in either emerging or developed market countries issue foreign non-investment grade and foreign investment-grade debt securities.  The foreign debt securities in which the Fund  may invest may be denominated in either foreign currency or in U.S. Dollars.

Maxim Global Bond seeks current income with capital appreciation and growth of income.  The Fund will under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds of issuers located throughout the world.  The Fund will ordinarily invest in at least three countries, including the U.S.  The Fund will hold foreign currencies and attempt to profit from fluctuations in currency exchange rates.  The Fund will invest primarily in bonds rated investment grade or the unrated equivalent as determined by the sub-adviser.  The Fund will invest up to 25% of its total assets in below investment grade bonds (“high yield/high risk” or “junk” bonds).

Franklin Advisers, Inc. is the sub-adviser to this Fund.

Maxim INVESCO ADR Portfolio seeks a high total return through capital appreciation and current income, while reducing risk through diversification.  Under normal circumstances, this Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in foreign securities that are issued in the form of American Depositary Receipts or foreign stocks that are registered with the Securities and Exchange Commission and traded in the U.S. This Fund can invest up to 20% of its net assets in companies located outside the U.S., including those in emerging markets.  The Fund will select stocks in the portfolio from approximately 2,200 large and medium-sized capitalization foreign companies, with a minimum capitalization of $1 billion.  The Fund will analyze potential investments through an investment model which compares current stock price to measures such as book value, historical return on equity, company’s ability to reinvest capital, dividends, and dividend growth.  The most attractive stocks identified in the model are then subjected to primary research on a global sector basis.

Invesco Advisers, Inc. is the sub-adviser to this Fund.

Maxim Janus Large Cap Growth Portfolio The Fund seeks long-term growth of capital.  Under normal circumstances, the Fund invests 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities selected for their growth potential with market capitalization of $4 billion or more at the time of purchase.  The Fund will, under normal circumstances, concentrate in a core group of 20- 4 0 common stocks.   The Fund may invest in foreign equity and debt securities without limit within the parameters of the Fund’s specific investment policies.   The portfolio manager seeks attractive investment opportunities consistent with the Fund’s investment policies by looking at companies one at a time.  If the portfolio manager is unable to find such investments, a significant portion of the Fund’s assets may be in cash or similar investments.

Janus Capital Management LLC is the sub-adviser to this Fund.

Maxim MFS International Value Portfolio (formerly known as Maxim Bernstein International Equity) seeks long-term capital growth.  This Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks and related securities, such as preferred stock, convertible securities and depository receipts of foreign (including emerging market) issuers.  The Fund may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region; provided, that the Fund will, under normal circumstances, invest in at least three different countries.  The sub-adviser may invest the Fund’s assets in companies of any size.  The issuer of a security or other investment is generally deemed to be economically tied to a particular country if:  the security or other investment is issued or guaranteed by the government of that country of any of its agencies, authorities or instrumentalities; the issuer is organized under the laws of, and maintains a principal office in, that country; the issuer has its principal securities trading market in that country; the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; the issuer has 50% or more or its assets in that country; the issuer is included in an index which is representative of that country; or the issuer is exposed to the economic fortunes and risks of that country.

The Fund generally focuses on investing its assets in the stocks of companies that the sub-adviser believes have above average growth potential and that are trading at reasonable valuation.  The sub-adviser uses a bottom-up investment approach to buying and selling investments for the Fund.  Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political and regulatory conditions.  Factors considered may include analysis of earnings, cash flows, competitive position, and management ability.  Quantitative models that systematically evaluate these and other factors may also be considered.
Massachusetts Financial Services Company is the sub-adviser to this Fund.

Maxim Loomis-Sayles Bond Portfolio seeks high total investment return through a combination of current income and capital appreciation.  Under normal circumstances, this Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities.  The Fund focuses on good relative value based on the credit outlook of the issuer, good structural fit within the objectives and constraints of the Fund, and maximum total return potential.  It may also invest up to 20% in preferred stocks and convertible preferred stocks .  It may invest up to 20% of its total assets in foreign securities (however, securities of Canadian issuers and securities issued by supranational agencies (e.g., the World Bank) are not subject to the 20% limitation) and may also invest up to 35% in securities of below investment grade quality (“high yield/high risk” or “junk”) bonds.

Loomis, Sayles & Company, L.P. is the sub-adviser to this Fund.

Maxim Loomis Sayles Small-Cap Value Portfolio seeks long-term capital growth.  Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000® Index, an index that tracks stocks of the 2000 smallest U.S. companies in the Russell 3000® Index, at the time of purchase.  The Fund seeks to build a core small-cap portfolio of common stocks of solid companies that the sub-adviser believes are under-valued in the market.  The Fund will opportunistically invest in companies that have experienced business problems but which are believed to have favorable prospects for recovery.  The Fund may also invest the remainder of its available net assets in securities of companies with market capitalizations outside of the Russell 2000® Index market capitalization range.

Loomis, Sayles & Company, L.P. is the sub-adviser to this Fund.

Maxim Money Market Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity.  This Fund will invest in short-term securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury obligations, backed by the full faith and credit of the U.S. Government, and securities of agencies of the U.S. Government including, but not limited to, the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Federal Home Loan Bank that carry no government guarantees.  This Fund will also invest in high-quality, short-term debt securities.  These securities will have a rating in one of the two highest rating categories for short-term debt obligations by at least one nationally recognized statistical rating organization such as Moody’s Investor Services, Inc. or Standard & Poor’s Corporation (or unrated securities of comparable quality).  This Fund will invest in securities which are only denominated in U.S. dollars and securities with a dollar- weighted average maturity of less than 90 days.   Effective June 30, 2010, this Fund must maintain a dollar-weighted average portfolio maturity of no more than 60 days and a dollar-weighted average life to maturity of no more than 120 days.

Investment in the Maxim Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

Maxim Short Duration Bond Portfolio seeks maximum total return that is consistent with preservation of capital and liquidity.  Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade bonds.  The Fund selects securities based on relative value, maturity, quality and sector.  The Fund will maintain an actively managed portfolio of bonds selected from several categories including: U.S. Treasuries and agency securities; commercial and residential mortgage-backed securities; asset-backed securities; and corporate bonds.  The Fund will maintain a weighted average quality of A or higher, maintain average duration between 1 to 3 years based on the adviser’s forecast for interest rates and invest up to 20% in securities of below investment grade quality (“high yield/high risk” or “junk”) bonds.

Maxim T. Rowe Price Equity/Income Portfolio seeks substantial dividend income and also long-term capital appreciation. Under normal circumstances, this Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.  This Fund emphasizes companies with favorable prospects for increasing dividend income and capital appreciation.  It seeks to invest in companies which have one or more of the following characteristics:  established operating histories; above-average current dividend yields relative to the S&P 500® Stock Index; sound balance sheets and other financial characteristics; low price/earnings ratio relative to the S&P 500® Index; and low stock price relative to a company’s underlying value as measured by assets, earnings, cash flow or business franchises.  Under normal market conditions, substantial dividend income means that yield on the Fund's securities generally exceeds yield on the Fund's benchmark.  In pursuing its investment objective, the sub-adviser has the discretion to purchase some securities that do not meet its normal criteria, as described above, when it perceives a unique opportunity for gain.  These special situations might arise when the sub-adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, a new product introduction, or a favorable competitive environment .  While most assets will be invested in U.S. common stock, other securities may also be purchased, including futures and options, in keeping with the Fund’s objectives.  This Fund may also invest up to 25% of its total assets in foreign securities.  The Fund may also invest in fixed income securities without regard to quality, maturity, or rating, including up to 10% in non-investment grade fixed income securities.  The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

T. Rowe Price Associates, Inc. is the sub-adviser to this Fund.

Maxim T. Rowe Price Mid Cap Growth seeks long-term capital appreciation.  Under normal circumstances, this Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers whose market capitalization fall within the range of companies included in either the S&P 400 MidCap ® Index or the Russell MidCap ® Growth Index, emphasizing companies whose earnings are expected to grow at a faster rate than the average mid-cap company.  The market capitalization of the companies in the Fund, the S&P MidCap 400 ® Index, and the Russell MidCap ® Growth Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index ranges.  This Fund selects stocks using a growth approach and invests in companies that offer proven products or services, have a historical record of above-average earnings growth, demonstrate potential for sustained earnings growth, have a connection to industries experiencing increasing demand, or have stock prices that appear to undervalue their growth prospects.  In pursuing its investment objective, the sub-adviser has the discretion to purchase some securities that do not meet its normal criteria, as described above, when it perceives an unusual opportunity for gain.  These special circumstances might arise when the sub-adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, a new product introduction, or a favorable competitive environment While most assets will be invested in U.S. common stock, other securities may also be purchased, including futures and options, in keeping with the Fund’s objectives.

T. Rowe Price Associates, Inc. is the sub-adviser to this Fund.

Maxim U.S. Government Mortgage Securities Portfolio (formerly known as Maxim U.S. Government Securities Portfolio) seeks the highest level of return consistent with preservation of capital and substantial credit protection.  Under normal circumstances, this Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in mortgage - related securities that have been issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities.    The Fund will invest in private mortgage pass-through securities and collateralized mortgage obligations (“CMOs”).  CMOs may be issued by private issuers and collateralized by securities issued or guaranteed by (i) the U.S. Government , (ii) agencies or instrumentalities of the U.S. government, or ( i ii) private originators.   The Fund may invest in commercial mortgage-backed securities, asset-backed securities, and investment grade corporate bonds. This Fund will focus on relative value of the security by analyzing the current and expected level of interest rates, and current and historical asset yields versus treasury yields.   The Fund also invests in mortgage dollar rolls with up to 20 % of its net assets.  In a mortgage dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities (the same type, issuer, term and coupon) on a specified future date from the same party.

Maxim Profile I Portfolios

Each of the following five Profile I Portfolios seeks to provide an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance, investment horizon and personal objectives.

Maxim Aggressive Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize equity investments.

Maxim Moderately Aggressive Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize equity investments and, to a lesser degree, fixed income securities.

Maxim Moderate Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, with a relatively equal emphasis on equity and fixed income investments.

Maxim Moderately Conservative Profile I Portfolio seeks capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize fixed income investments, and, to a lesser degree, equity investments.

Maxim Conservative Profile I Portfolio seeks capital preservation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize fixed income investments.

Maxim Lifetime Asset Allocation Portfolios

Maxim Lifetime 2015 Portfolio II – Class T    The Fund seeks capital appreciation and income consistent with its current asset allocation.  After 2015 (“transition year”), the investment objective is to seek income and, secondarily, capital growth.  The Fund seeks to achieve its objective by investing in a professionally selected mix of other mutual funds (“Underlying Portfolios”) that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2015.  Depending on its risk profile and proximity to the transition year, each Fund employs a different combination of investments among different Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital.  The Fund currently expects (as of the date of this Prospectus) to invest 40-60% of its net assets in Underlying Portfolios that invest primarily in equity securities and 40-60% of its net assets in Underlying Portfolios that invest primarily in fixed income securities.  Over time, the Fund's asset allocation strategy will become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.  MCM uses asset allocation strategies to allocate assets among the Underlying Portfolios.  The Fund will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation.

Maxim Lifetime 2025 Portfolio II – Class T    The Fund seeks capital appreciation and income consistent with its current asset allocation.  After 2015 (“transition year”), the investment objective is to seek income and, secondarily, capital growth.  The Fund seeks to achieve its objective by investing in a professionally selected mix of other mutual funds (“Underlying Portfolios”) that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2025.  Depending on its risk profile and proximity to the transition year, each Fund employs a different combination of investments among different Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital.  The Fund currently expects (as of the date of this Prospectus) to invest 60-80% of its net assets in Underlying Portfolios that invest primarily in equity securities and 20-40% of its net assets in Underlying Portfolios that invest primarily in fixed income securities.  Over time, the Fund's asset allocation strategy will become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.  MCM uses asset allocation strategies to allocate assets among the Underlying Portfolios.  The Fund will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation.

Maxim Lifetime 2035 Portfolio II – Class T    The Fund seeks capital appreciation and income consistent with its current asset allocation.  After 2035 (“transition year”), the investment objective is to seek income and, secondarily, capital growth.  The Fund seeks to achieve its objective by investing in a professionally selected mix of other mutual funds (“Underlying Portfolios”) that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2035.  Depending on its risk profile and proximity to the transition year, each Fund employs a different combination of investments among different Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital.  The Fund currently expects (as of the date of this Prospectus) to invest 70-95% of its net assets in Underlying Portfolios that invest primarily in equity securities and 5-30% of its net assets in Underlying Portfolios that invest primarily in fixed income securities.  Over time, the Fund's asset allocation strategy will become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.  MCM uses asset allocation strategies to allocate assets among the Underlying Portfolios.  The Fund will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation.

Maxim Lifetime 2045 Portfolio II – Class T    The Fund seeks capital appreciation and income consistent with its current asset allocation.  After 2045 (“transition year”), the investment objective is to seek income and, secondarily, capital growth.  The Fund seeks to achieve its objective by investing in a professionally selected mix of other mutual funds (“Underlying Portfolios”) that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2045.  Depending on its risk profile and proximity to the transition year, each Fund employs a different combination of investments among different Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital.  The Fund currently expects (as of the date of this Prospectus) to invest 75-95% of its net assets in Underlying Portfolios that invest primarily in equity securities and 5-25% of its net assets in Underlying Portfolios that invest primarily in fixed income securities.  Over time, the Fund's asset allocation strategy will become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.  MCM uses asset allocation strategies to allocate assets among the Underlying Portfolios.  The Fund will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation.

Maxim Lifetime 2055 Portfolio II – Class T   The Fund seeks capital appreciation and income consistent with its current asset allocation.  After 2055 (“transition year”), the investment objective is to seek income and, secondarily, capital growth.  The Fund seeks to achieve its objective by investing in a professionally selected mix of other mutual funds (“Underlying Portfolios”) that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2055.  Depending on its risk profile and proximity to the transition year, each Fund employs a different combination of investments among different Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital.  The Fund currently expects (as of the date of this Prospectus) to invest 75-98% of its net assets in Underlying Portfolios that invest primarily in equity securities and 2-25% of its net assets in Underlying Portfolios that invest primarily in fixed income securities.  Over time, the Fund's asset allocation strategy will become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.  MCM uses asset allocation strategies to allocate assets among the Underlying Portfolios.  The Fund will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation.

Neuberger Berman Advisers Management Trust (advised by Neuberger Berman Management Incorporated)

Neuberger Berman AMT Regency Portfolio (Class I Shares) seeks growth of capital.  To pursue this goal, the Fund invests mainly in common stocks of mid-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell Midcap ® Index.  The Fund seeks to reduce risk by diversifying among many companies, sectors and industries.

Neuberger Berman AMT Socially Responsive Portfolio (Class I Shares) seeks long-term growth of capital by investing in securities of companies that meet the Fund’s financial criteria and social policy.  To pursue this goal, the Fund invests mainly in common stocks of mid- to large-capitalization companies.  The Fund seeks to reduce risk by investing across many different industries. The Portfolio Managers employ a research driven and valuation sensitive approach to stock selection.

PIMCO Variable Insurance Trust (advised by Pacific Investment Management Company, LLC)

PIMCO VIT High Yield Portfolio (Administrative Shares) seeks maximum total return, consistent with preservation of capital and prudent investment management.   The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade but rated at least Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 5% of its total assets in securities rated Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Portfolio’s assets may be invested in investment grade Fixed Income Instruments. The average portfolio duration of this Portfolio normally varies within two years (plus or minus) of the duration of the Merrill Lynch U.S. High Yield BB-B Rated Constrained Index, which as of March 31, 2009 was 4.17 years. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

PIMCO VIT Low Duration Portfolio (Administrative Shares) (formerly PIMCO VIT Low Duration Bond Portfolio) seeks maximum total return, consistent with preservation of capital and prudent investment management.   The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Portfolio normally varies from one to three years based on PIMCO’s forecast for interest rates. The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.

PIMCO VIT Real Return Portfolio (Administrative Shares) seeks maximum real return, consistent with preservation of real capital and prudent investment management.    The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Durations for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor, typically between 20% and 90% of the respective real duration.

All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the Barclays Capital U.S. TIPS Index (formerly named the Lehman Brothers U.S. TIPS Index) will be calculated using the same conversion factors. The effective duration of this Portfolio normally varies within three years (plus or minus) of the effective duration of the Barclays Capital U.S. TIPS Index, which as of March 31, 2009 was 5.61 years.

The Portfolio invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.  The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

PIMCO VIT Total Return Portfolio (Administrative Shares) seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index (formerly named the Lehman Brothers U.S. Aggregate Index), which as of March 31, 2009 was 3.73 years.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets.

Putnam Variable Trust (advised by Putnam Investments, LLC)

Putnam VT Equity Income Fund (Class IA Shares) The Fund seeks capital growth and current income.  The Fund invests mainly in common stocks of U.S. companies, with a focus on value stocks that offer the potential for current income and also capital growth.  Under normal circumstances, the Fund invests at least 80% of the Fund’s assets in equity investments.

Putnam VT Global Health Care Fund (Class IA Shares) The Fund seeks capital appreciation.  The Fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that the Fund believes have favorable investment potential.  The Fund considers, among other factors, a company’s valuation, financial strength, competitive position in the industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.  The Fund also uses derivatives, such as futures, options, warrants, and swap contracts, for both hedging and non-hedging purposes and the Fund may engage in short sales of securities.

Putnam VT High Yield Fund (Class IA Shares)  The Fund seeks high current income.  Capital growth is a secondary goal when consistent with achieving high current income.  The Fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality, and have intermediate to long-term maturities (three years or longer).  Under normal circumstances, the Fund invests at least 80% of the Fund’s net assets in securities rated below investment grade.

Putnam VT International Growth Fund (Class IA Shares) (formerly known as Putnam VT International New Opportunities) The Fund seeks long-term capital appreciation.  The Fund invests mainly in common stocks of companies outside of the United States.  The Fund mainly invests in growth stocks, which are those issued by companies that are believed to be fast growing and whose earnings are likely to increase over time and may lead to an increase in the price of the stock.  The Fund may invest in companies of any size and may invest in both established and developing (emerging) markets.

Putnam VT MidCap Value Fund (Class  IA Shares) The Fund seeks capital appreciation and, as a secondary objective, current income.  The Fund invests mainly in the common stocks of U.S. companies, with a focus on value stocks.  Value stocks are those that the Fund believes are currently undervalued by the market.  Under normal circumstances, the Fund invests at least 80% of the Fund’s net assets in midsized companies of a size similar to those in the Russell Midcap Value Index.

Royce Capital Fund (advised by Royce & Associates, LLC)

Royce Micro-Cap Portfolio (Service Class Shares) The Fund’s investment goal is long-term growth of capital.  The Fund invests primarily in a broadly diversified portfolio of equity securities issued by micro-cap companies, generally focusing on those that it believes are trading considerably below its estimate of their current worth, basing this assessment on factors such as balance sheet quality and cash flow levels.  Normally, the Fund will invest up to 80% of its net assets in the equity securities of micro-cap companies (which the adviser define s as companies with stock market capitalizations less than $500 million at the time of investment).  The Fund may invest up to 25% of its net assets in foreign securities.

Royce Small-Cap Portfolio   (Service Class Shares) The Fund’s investment goal is long-term growth of capital.  The Fund invests primarily in equity securities issued by small companies. Royce generally looks for companies that have excellent business strengths and/or prospects for growth, high internal rates of return and low leverage, and that are trading significantly below its estimate of their current worth. Any production of income is incidental to the Fund’s investment goal.  Normally, the Fund will invest at least 80% of its net assets in the equity securities of small-cap companies (which the adviser define s as companies with stock market capitalizations less than $2.5 billion at the time of investment).  The Fund may invest up to 25% of its net assets in foreign securities.

Van Eck VIP Trust (advised by Van Eck Associates Corporations)

Van Eck VIP Emerging Markets Fund (Initial Class Shares) (formerly known as Van Eck WIT Worldwide Emerging Markets Fund) The Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.  Under normal conditions, the Fund will invest at least 80% of its assets in securities of companies that are organized in or maintain at least 50% of their assets in, or that derive at least 50% of their revenues from, emerging market countries.  An emerging market country is any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy.  Effective May 1, 2009, the Division investing in this Fund was closed to new Owners however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Van Eck VIP Global Hard Assets Fund (Initial Class Shares) (formerly known as Van Eck WIT Worldwide Hard Assets Fund) Under normal conditions, the Fund will invest at least 80% of its assets (including net assets plus any amount of borrowing for investment purposes) in securities of “hard asset” companies and instruments that derive their value from “hard assets . ”  “Hard assets” consist of precious metals, natural resources, real estate and commodities.  A company will be considered to be a hard asset company if it, directly or indirectly, derives at least 50% of its revenues from exploration, development, production, distribution or facilitation of processes relating to hard assets.  The Fund will invest in securities of companies located throughout the world (including the U.S.).  The Funds investments include common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trust, partnerships, convertible debt instruments, and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents.  The Fund may also invest in derivative instruments whose value is linked to the price of hard assets, including commodities or commodity indices, to gain or hedge exposure to hard assets and hard asset securities.

You should contact your representative for further information on the availability of the Divisions.

Each Fund is subject to certain investment restrictions and policies that may not be changed without the approval of a majority of the shareholders of the Fund. See the Fund prospectuses for further information.

We automatically reinvest all dividends and capital gain distributions from the Funds in shares of the distributing Fund at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to, or charged against, the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use amounts you allocate to a Division to purchase shares in the corresponding Fund and will redeem shares in the Funds to meet Policy obligations or make adjustments in reserves. The Funds are required to redeem their shares at net asset value and to make payment within seven calendar days.

The Funds may also be available to separate accounts offering variable annuity, variable life products and qualified plans of other affiliated and unaffiliated insurance companies, as well as our other separate accounts. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners, including withdrawal of the Series Account from participation in the Funds that are involved in the conflict or substitution of shares of other Funds.

Voting.  We are the legal owner of all shares of the Funds held in the Divisions of the Series Account.  In general, you do not have the right to vote the Fund shares held in the Divisions of the Series Account.  However, under current law, you are entitled to give us instructions on how to vote the shares held in the Divisions.  At regular and special shareholder meetings, we will vote the shares held in the Divisions in accordance with those instructions received from Owners who have an interest in the respective Divisions.

We will vote shares held in each Division for which no timely instructions from Owners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Division for which instructions are received.

The number of shares in each Division for which instructions may be given by an Owner is determined by dividing the portion of the Account Value derived from participation in that Division, if any, by the value of one share of the corresponding Fund. We will determine the number as of the record date chosen by the Fund. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the Fund shareholders' meeting.

We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations. If we disregard voting instructions, we will advise you of that action and our reasons for it in our next communication to Owners.

This description reflects our current view of applicable federal securities law. Should the applicable federal securities laws change so as to permit us to vote shares held in the Series Account in our own right, we may elect to do so.

Fixed Account

The Fixed Account is part of our General Account.  We assume the risk of investment gain or loss on this amount.  All assets in the General Account are subject to our general liabilities from business operations.  The Fixed Account does not participate in the investment performance of the Sub-Accounts.

The Fixed Account is not registered with the SEC under the Securities Act of 1933.  Neither the Fixed Account nor the General Account have been registered as an investment company under the 1940 Act.  As a result, neither the Fixed Account nor the General Account are generally subject to regulation under either Act.  However, certain disclosures may be subject to generally applicable provisions of the federal securities laws regarding the accuracy of statements made in registration statements.

The Fixed Account offers a guarantee of principal, after deductions for fees and expenses.  We also guarantee that you will earn interest at a rate of at least 3% per year on amounts in the Fixed Account.  We do not rely on predetermined formulas to set Fixed Account interest rates.  We will review the interest rate at least once a year, but at the Company’s discretion . We may reset the interest rate monthly.

The Fixed Account may not be available in all states.

Charges and Deductions

Expense Charge Applied to Premium. We will deduct a maximum charge of 10% from each Premium payment which is broken out as follows. A maximum of 6.5% will be deducted as sales load to compensate us in part for sales and promotional expenses in connection with selling the Policies, such as commissions, the cost of preparing sales literature, other promotional activities and other direct and indirect expenses. A maximum of 3.5% of Premium will be used to cover Premium taxes and certain federal income tax obligations resulting from the receipt of Premiums. All states and some cities and municipalities impose taxes on Premiums paid for life insurance, which generally range from 2% to 4% of Premium but may exceed 4% in some states. The amount of your state's Premium tax may be higher or lower than the amount attributable to Premium taxes that we deduct from your Premium payments.

The current expense charge applied to Premium for sales load is 6.5% of Premium up to target and 0% of Premium in excess of target for Policy Years 1 through 10. Your target Premium will depend on the initial Total Face Amount of your Policy, your Issue Age, your sex (except in unisex states), and rating class (if any). Thereafter, there is no charge for sales load. The current expense charge applied to Premium to cover our Premium taxes and the federal tax obligation described above is 3.5% in all Policy Years.

Where permitted by applicable state insurance law, if your Policy is surrendered for the Surrender Benefit (Account Value less any outstanding Policy loans and less accrued loan interest) within the first seven Policy Years, we will return a percentage of the expense charge.  The return of expense charge will be a percentage of your Account Value on the date the Request for surrender was received by us at our Corporate Headquarters.  This amount will be in addition to the Surrender Benefit.

The return of expense charge is based on the following:

The portion of the first year Policy Value Account that will be returned is equal to the dollar amount of the expense charge in the first year divided by the premium paid in the first year.

The first year percentage will be amortized over 7 years to determine the portion of the Policy Value Account in subsequent years, such that the portion in year 8 will be 0:

Amount to amortize each year = First Year Percentage divided by 7. This amortization factor when applied during the 7 year period must be multiplied by the Policy Value Account to determine the actual dollar amount to be returned.

As described under the heading "Term Life Insurance Rider" on page 41, we may offer a term life insurance rider that may have the effect of reducing the expense charge you pay on purchasing an equivalent amount of insurance.  We offer this rider in circumstances that result in the savings of sales and distribution expenses and administrative costs. To qualify, a purchaser must satisfy certain criteria such as, for example, the number of Policies it expects to purchase and the expected Total Face Amount under all such Policies. Generally, the sales contacts and effort and administrative costs per Policy depend on factors, such as the purpose for which the Policies are purchased, and the characteristics of the proposed Insureds. The amount of reduction and the criteria for qualification are related to the sales effort and administrative costs resulting from sales to a qualifying Owner. Great-West from time to time may modify on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners funded by the Series Account.

Mortality and Expense Risk Charge. This charge is for the mortality and expense risks we assume with respect to the Policy. It is based on an annual rate that we apply against each Division of the Series Account on a daily basis. We convert the mortality and expense risk charge into a daily rate by dividing the annual rate by 365. The mortality and expense risk charge will be determined by us from time to time based on our expectations of future interest, mortality experience, persistency, expenses and taxes, but will not exceed 1.0% annually. Currently, the charge is 1.00% for Policy Years 1 through 6, 0.00% for Policy Years 7+.  We may waive the mortality and expense risk charge in connection with Policies sold to Company employees who are eligible to purchase the Policy.  Charge reductions will be based on uniformly applied criteria that do not discriminate unfairly against any person.

Monthly Deduction. We make a monthly deduction from your Account Value on the Policy Date and the first day of each Policy Month. This monthly deduction will be charged proportionally to the amounts in the Divisions and the Fixed Account.

The monthly deduction equals the sum of (1), (2), (3) and (4) where:

(1)	is the cost of insurance charge (the monthly risk charge) equal to the current monthly risk rate (described below) multiplied by the net amount at risk divided by 1,000;
(2)       is the service charge;
(3)	is the monthly cost of any additional benefits provided by riders which are a part of your Policy; and
(4)	is any extra risk charge if the Insured is in a rated class as specified in your Policy.

The net amount at risk equals:
•	the death benefit divided by 1.00327374; less
•	your Account Value on the first day of a Policy Month prior to assessing the monthly deduction.

If there are increases in the Total Face Amount other than increases caused by changes in the death benefit option, the monthly deduction described above is determined separately for the initial Total Face Amount and each increase in the Total Face Amount. In calculating the net amount at risk, your Account Value will first be allocated to the most recent increase in the death benefit and then to each increase in the Total Face Amount in the reverse order in which the increases were made.

Monthly Risk Rates. The monthly risk rate is used to determine the cost of insurance charge (monthly risk charge) for providing insurance coverage under the Policy. The monthly risk rate is applied to the amount at risk.  The monthly risk rates (except for any such rate applicable to an increase in the Total Face Amount) are based on the length of time your Policy has been in force and the Insured's sex (in the case of non-unisex Policies) and Issue Age. If the Insured is in a rated class as specified in your Policy, we will deduct an extra risk charge that reflects that class rating. The monthly risk rates applicable to each increase in the Total Face Amount are based on the length of time the increase has been in force and the Insured's sex (in the case of non-unisex Policies), Issue Age, and class rating, if any. The monthly risk rates will be determined by us from time to time based on our expectations of future experience with respect to mortality, persistency, interest rates, expenses and taxes, but will not exceed the guaranteed maximum monthly risk rates based on the 2001 Commissioner's Standard Ordinary, Age Nearest Birthday, Male/Female, Unismoke Ultimate Mortality Table ("2001 CSO").  Currently, the guaranteed minimum monthly risk charge is $0.02 per $1000 and the guaranteed maximum is $83.33 per $1000.  If your Policy is issued in Montana, unisex rates are charged and these rates will never exceed the male Smoker Ultimate Mortality Table.

The guaranteed maximum monthly risk rates reflect any class rating applicable to the Policy. We have filed a detailed statement of our methods for computing Account Values with the insurance department in each jurisdiction where the Policy was delivered. These values are equal to or exceed the minimum required by law.

The monthly risk rate is greater on policies that require less underwriting to be performed regardless of the health of the individual.  Monthly risk rate charges will be greatest on guaranteed issue policies, followed by modified guaranteed issue, then fully underwritten policies.

Service Charge. We will deduct a maximum of $15.00 from your Account Value on the first day of each Policy Month to cover our administrative costs, such as salaries, postage, telephone, office equipment and periodic reports. This charge may be decreased by us from time to time based on our expectations of future expenses, but will never exceed $15.00 per Policy Month. The service charge will be deducted proportionally from the Divisions. The current service charge is $10.00 per Policy Month for Policy Years 1 through 3 and $7.50 per Policy Month thereafter.

Partial Withdrawal Fee. A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year.  The partial withdrawal fee will be deducted proportionally from all Divisions.

Surrender Charges.  Your Policy has no surrender charges.

Change of Death Benefit Option Fee. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option.  The change of death benefit fee will be deducted proportionally from all Divisions.

Fund Expenses. You indirectly bear the charges and expenses of the Funds whose shares are held by the Divisions to which you allocate your Account Value. The Series Account purchases shares of the Funds at net asset value. Each Fund's net asset value reflects investment advisory fees and administrative expenses already deducted from the Fund's assets. For more information concerning the investment advisory fees and other charges against the Funds, see the Fund prospectuses and the statements of additional information for the Funds, which are available upon Request.

We may receive compensation from the investment advisers or administrators of the Funds. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and, therefore, may differ between Funds.  See "Payments We Receive" on page 13.

General Description of Policy

Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply.  The Policy described in this prospectus is offered to corporations and other employers to provide life insurance coverage in connection with, among other things, deferred compensation plans and Employer-Financed Insurance Purchase Arrangements. We issue Policies on the lives of prospective Insureds who meet our underwriting standards.

Policy Rights

Owner.  While the Insured is alive, unless you have assigned any of these rights, you may:
•	transfer ownership to a new Owner;
•	name a contingent owner who will automatically become the Owner of the Policy if you die before the Insured;
•	change or revoke a contingent owner;
•	change or revoke a Beneficiary (unless a previous Beneficiary designation was irrevocable);
•	exercise all other rights in the Policy;
•	increase or decrease the Total Face Amount, subject to the other provisions of the Policy; and
•	change the death benefit option, subject to the other provisions of the Policy.

When you transfer your rights to a new Owner, you automatically revoke any prior contingent owner designation. When you want to change or revoke a prior Beneficiary designation, you have to specify that action.  Any change of Beneficiary is subject to any existing assignment of this Policy.  You do not affect a prior Beneficiary when you merely transfer ownership, or change or revoke a contingent owner designation.

You do not need the consent of a Beneficiary or a contingent owner in order to exercise any of your rights. However, you must give us written notice satisfactory to us of the Requested action. Your Request will then, except as otherwise specified herein, be effective as of the date the notice was recorded by the Company, subject to any action taken before it was received by us.

Beneficiary.  The Beneficiary has no rights in the Policy until the death of the Insured, except an irrevocable Beneficiary cannot be changed without the consent of that Beneficiary.  If a Beneficiary is alive at that time, the Beneficiary will be entitled to payment of the Death Benefit Proceeds as they become due.

Policy Limitations

Allocation of Net Premiums.  Except as otherwise described herein, your net Premium will be allocated in accordance with the allocation percentages you select. Percentages must total 100% and can be up to two decimal places.

We will credit Premium payments received prior to the end of the free look period as described in the “Free Look Period” section of this prospectus on page 43.

You may change your allocation percentages at any time by Request.

Transfers among Divisions.  Subject to our rules referenced below, which may change from time to time, you may at any time after the Free-Look Period, Transfer to another Division all or a portion of the Account Value allocated to a Division. We will make Transfers pursuant to a Request.

Transfers may be Requested by indicating the Transfer of either a specified dollar amount or a specified percentage of the Division's value from which the Transfer will be made.

Transfer privileges are subject to our consent. We reserve the right to impose limitations on Transfers, including, but not limited to: (1) the minimum amount that may be Transferred; and (2) the minimum amount that may remain in a Division following a Transfer from that Division.

Fixed Account Transfers.   Transfers from the Fixed Account may only be made once per year.  The maximum to be transferred out will be the greater of 25% of your balance in the Fixed Account or the amount of the transfer in the previous 365 day period.

Market Timing & Excessive Trading.  The Policies are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of Owners in the Funds.  Market timing generally involves frequent or unusually large transfers that are intended to take advantage of short-term fluctuations in the value of a Fund's portfolio securities and the reflection of that change in the Fund's share price.  In addition, frequent or unusually large transfers may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

We maintain procedures designed to discourage market timing and excessive trading by Owners.  As part of those procedures, we will rely on the Funds to monitor for such activity. If a Fund believes such activity has occurred, we will scrutinize the Owner’s activity and request a determination from the Fund as to whether such activity constitutes market timing or excessive trading.  If the Fund determines that the activity constitutes market timing or excessive trading, we will contact the Owner in writing to request that market timing and/or excessive trading stop immediately. We will then provide a subsequent report of the Owner's trading activity to the Fund.  If the Fund determines that the Owner has not ceased improper trading, and upon request of the Fund, we will inform the Owner in writing that a trading restriction is being implemented. The four possible trading restrictions are:
•
Restrict the Owner to inquiry-only access for the web and voice response unit so that the Owner will only be permitted to make Transfer Requests by written Request mailed to us through U.S. mail ("U.S. Mail Restriction"); the Owner will not be permitted to make Transfer Requests via overnight mail, fax, the web, or the call center.  Once the U.S. Mail Restriction has been in place for 180 days, the restricted Owner may Request that we lift the U.S. Mail Restriction by signing, dating and returning a form to us whereby the Owner acknowledges the potentially harmful effects of market timing and/or excessive trading on Funds and other investors, represent that no further market timing or excessive trading will occur, and acknowledge that we may implement further restrictions, if necessary, to stop improper trading by the Owner;

•	Close the applicable Fund to all new monies, including contributions and Transfers in;
•	Restrict all Owners to one purchase in the applicable Fund per 90 day period; or
•	Remove the Fund as an investment option and convert all allocations in that Fund to a different investment option.

The discretionary nature of our procedures creates a risk that we may treat some Owners differently than others.

Our market timing and excessive trading procedures are such that we do not impose trading restrictions unless or until a Fund first detects and notifies us of potential market timing or excessive trading activity.  Accordingly, we cannot prevent all market timing or excessive trading transfer activity before it occurs, as it may not be possible to identify it unless and until a trading pattern is established.  To the extent the Funds do not detect and notify us of market timing and/or excessive trading or the trading restrictions we impose fail to curtail it, it is possible that a market timer or excessive trader may be able to make market timing and/or excessive trading transactions with the result that the management of the Funds may be disrupted and the Owners may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Funds.

We endeavor to ensure that our procedures are uniformly and consistently applied to all Owners, and we do not exempt any Owners from these procedures.  In addition, we do not enter into agreements with Owners whereby we permit market timing or excessive trading.  Subject to applicable state law and the terms of each Policy, we reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time, to require that all Transfer Requests be made by you and not by your designee, and to require that each Transfer Request be made by a separate communication to us.  We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you.

The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds should describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage market timing and excessive trading. For example, a Fund may impose a redemption fee. Owners should also be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the respective Funds that would be affected by the Transfers.

We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Owners engaging in market timing or excessive trading.  In addition, our orders to purchase shares of the Funds are generally subject to acceptance by the Fund, and in some cases a Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Owner's Transfer Request if our order to purchase shares of the Fund is not accepted by, or is reversed by, an applicable Fund.

You should note that other insurance companies and retirement plans may invest in the Funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Funds' ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Funds may not be able to detect potential market timing and/or excessive trading activities in the omnibus orders they receive.  We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investments in the Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more Transfer Requests from an Owner engaged in frequent transfer activity, the Fund may reject the entire omnibus order and thereby interfere with our ability to satisfy your Request even if you have not made frequent transfers. For Transfers into more than one investment option, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by a Fund.

In an employer-financed insurance purchase arrangement, the procedures described above are designed to prevent or minimize market timing and excessive trading by Owners, which may, in certain circumstances, require us to perform standardized trade monitoring; in other circumstances such monitoring will be performed by the Fund.  Certain Funds require us to provide reports of the Owner’s trading activity, if prohibited trading, as defined by the Fund, is suspected.  The determination of whether there is prohibited trading based on the Funds’ definition of prohibited trading may be made by Us or by the Fund.  The Fund determines the restrictions imposed, either one of the four restrictions described above or by restricting the Participant from making Transfers into the identified Fund’s for the period for time specified by the Fund.

Exchange of Policy.  You may exchange your Policy for a new policy issued by Great-West that does not provide for variable benefits. The new policy will have the same Policy Date, Issue Age, and Insured as your Policy on the date of the exchange. The exchange must be made within 24 Policy Months after the Issue Date of your Policy and all Policy Debt must be repaid.

The Total Face Amount of the new policy may not exceed the Total Face Amount of this Policy on the date of the exchange.  The premium rate will be the rate used for the new policy of insurance on the Policy Date for the mortality class in which the policy has been placed.  The Company will determine any other requirements or costs.  Any excess Cash Surrender Value will be payable to the Owner; this distribution may be a taxable event to the Owner.

Age Requirements.  An Insured's Issue Age must be between 20 and 85 for Policies issued on a fully underwritten basis and between 20 and 70 for Policies issued on a guaranteed underwriting or a modified guaranteed underwriting basis.

Policy or Registrant Changes

Addition, Deletion or Substitution of Investment Options. Shares of any or all of the Funds may not always be available for purchase by the Divisions of the Series Account, or we may decide that further investment in any such shares is no longer appropriate. In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Series Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the SEC, to the extent necessary. We also may close a Division to future Premium allocations and Transfers of Account Value. A Division closing may affect dollar cost averaging and the rebalancer option.  We reserve the right to operate the Series Account in any form permitted by law, to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws, to assess a charge for taxes attributable to the operation of the Series Account or for other taxes, as described in "Charges and Deductions" beginning on page 32 of this prospectus, and to change the way in which we assess other charges, as long as the total other charges do not exceed the maximum guaranteed charges under the Policies. We also reserve the right to add Divisions, or to eliminate or combine existing Divisions or to Transfer assets between Divisions, or from any Division to our General Account. In the event of any substitution or other act described in this paragraph, we may make appropriate amendment to the Policy to reflect the change.

Entire Contract. Your entire contract with us consists of the Policy, including the attached copy of your application and any attached copies of supplemental applications for increases in the Total Face Amount, any endorsements and any riders. Any illustrations prepared in connection with the Policy do not form a part of our contract with you and are intended solely to provide information about how values under the Policy, such as Cash Surrender Value, death benefit and Account Value, will change with the investment experience of the Divisions, and such information is based solely upon data available at the time such illustrations are prepared.

Alteration. Sales representatives do not have any authority to either alter or modify your Policy or to waive any of its provisions. The only persons with this authority are our president, secretary, or one of our vice presidents.

Modification. Upon notice to you, we may modify the Policy if such a modification --
•	is necessary to make the Policy or the Series Account comply with any law or regulation issued by a governmental agency to which we are, or the Series Account is, subject;
•	is necessary to assure continued qualification of the Policy under the Code or other federal or state laws as a life insurance policy;
•	is necessary to reflect a change in the operation of the Series Account or the Divisions; or
•	adds, deletes or otherwise changes Division options.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect such modification.

Assignments. During the lifetime of the Insured, you may assign all or some of your rights under the Policy. All assignments must be filed at our Corporate Headquarters and must be in written form satisfactory to us.  When an assignment is filed, the Owner’s rights and those of the Beneficiary are subject to the assignment.  The assignment will then be effective as of the date the original or a certify copy of the assignment is filed at Our Corporate Headquarters subject to any action taken before we received it. We are not responsible for the validity or legal effect of any assignment.

Notice and Elections. To be effective, all notices and elections under the Policy must be in writing, signed by you, and received by us at our Corporate Headquarters. Certain exceptions may apply. Unless otherwise provided in the Policy, all notices, Requests and elections will be effective when received at our Corporate Headquarters complete with all necessary information.

Account Value

Your Account Value is the sum of your interests in each Division you have chosen, plus your interests in the Fixed Account, plus the amount in your Loan Account. The Account Value varies depending upon the Premiums paid, expense charges applied to Premium, mortality and expense risk charge, service charges, monthly risk charges, partial withdrawals, fees, Policy loans, the net investment factor (described below) for the Divisions to which your Account Value is allocated and the interest credited to the Fixed Account.

We measure the amounts in the Divisions in terms of Units and Unit Values. On any given date, your interest in a Division is equal to the Unit Value multiplied by the number of Units credited to you in that Division. Amounts allocated to a Division will be used to purchase Units of that Division. Units are redeemed when you make partial withdrawals, undertake Policy loans or Transfer amounts from a Division, and for the payment of service charges, monthly risk charges and other fees. The number of Units of each Division purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Division. The Unit Value for each Division was established at $10.00 for the first Valuation Date of the Division. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below). The Unit Value of a Division for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.

Transactions are processed on the date we receive a Premium at our Corporate Headquarters or upon approval of a Request. If your Premium or Request is received on a date that is not a Valuation Date, or after the close of the NYSE on a Valuation Date (typically 4:00 pm EST/EDT), the transaction will be processed on the next Valuation Date.

The Account Value attributable to each Division of the Series Account or the Fixed Account on the Policy Date equals:
•	that portion of net Premium received and allocated to the Division, plus
•	that portion of the net Premium received and allocated to the Fixed Account, less
•	the service charges due on the Policy Date, less
•	the monthly risk charge due on the Policy Date, less
•	the monthly risk charge for any riders due on the Policy Date.

We apply your Initial Premium on the Policy Date, which will be the Issue Date (if we have already received your Initial Premium) or the Business Day we receive a Premium equal to, or in excess of, the Initial Premium after we have approved your application.

The Account Value attributable to each Division of the Series Account on the subsequent Valuation Dates is equal to:
•	the Account Value attributable to the Division on the preceding Valuation Date multiplied by that Division's net investment factor, plus
•	that portion of net Premium received and allocated to the Division during the current Valuation Period, plus
•	that portion of the value of the Loan Account Transferred to the Division upon repayment of a Policy loan during the current Valuation Period, plus
•	any amounts Transferred by you to the Division from another Division during the current Valuation Period, less
•	any amounts Transferred by you from the Division to another Division during the current Valuation Period, less
•	that portion of any partial withdrawals deducted from the Division during the current Valuation Period, less
•	that portion of any Account Value Transferred from the Division to the Loan Account during the current Valuation Period, less
•	that portion of fees due in connection with a partial withdrawal charged to the Division, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the service charge for the Policy Month just beginning charged to the Division, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the monthly risk charge for the Policy Month just beginning charged to the Division, less
•
if the first day of a Policy Month occurs during the current Valuation Period, that Division's portion of the cost for any riders and any extra risk charge if the Insured is in a rated class as specified in your Policy, for the Policy Month just beginning.

Net Investment Factor. The net investment factor for each Division for any Valuation Period is determined by deducting the mortality and expense risk charge for each day in the Valuation Period from the quotient of (1) and (2) where:
(1) is the net result of:
•	the net asset value of a Fund share held in the Division determined as of the end of the current Valuation Period, plus
•	the per share amount of any dividend or other distribution declared on Fund shares held in the Division if the "ex-dividend" date occurs during the current Valuation Period, plus or minus
•
a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the current Valuation Period which are determined by us to be attributable to the operation of the Division; and

(2) is the net result of:
•	the net asset value of a Fund share held in the Division determined as of the end of the preceding Valuation Period; plus or minus
•
a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the preceding Valuation Period which are determined by us to be attributable to the operation of the Division.

The Fixed Account Value is
•	Premiums allocated to the Fixed Account; plus
•	Sub-Account Value transferred to the Fixed Account; plus
•	Interest credited to the Fixed Account; minus
•	Partial withdrawals from the Fixed Account including any applicable partial withdrawal charges; minus
•	Transfers from the Fixed Account, including any applicable transfer charges

During any Policy Month the Fixed Account Value will be calculated on a consistent basis.  For purposes of crediting interest, policy value deducted, transferred or withdrawn from the Fixed Account is accounted for on a first in first out basis.

The mortality and expense risk charge for the Valuation Period is the annual mortality and expense risk charge divided by 365 multiplied by the number of days in the Valuation Period.

The net investment factor may be greater or less than or equal to one.

Splitting Units.  We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no such change will have a material effect on the benefits or other provisions of your Policy.

Other Provisions and Benefits

Misstatement of Age or Sex (Non-Unisex Policy). If the age or (in the case of a non-unisex Policy) sex of the Insured is stated incorrectly in your Policy application or rider application, we will adjust the amount payable appropriately as described in the Policy.

If we determine that the Insured was not eligible for coverage under the Policy after we discover a misstatement of the Insured's age, our liability will be limited to a return of Premiums paid, less any partial withdrawals, any Policy Debt, and the cost for any rider.

Suicide.  If the Insured, whether sane or insane, commits suicide within two years after your Policy's Issue Date or Reinstatement Issue Date (one year if your Policy is issued in Colorado or North Dakota), we will not pay any part of the Death Benefit Proceeds. We will pay the Beneficiary the Premiums paid, less the amount of any Policy Debt, any partial withdrawals and the cost for rider.

If the Insured, whether sane or insane, commits suicide within two years after the effective date of an increase in the Total Face Amount (one year if your Policy is issued in Colorado or North Dakota), then our liability as to that increase will be the cost of insurance for that increase and that portion of the Account Value attributable to that increase. The Total Face Amount of the Policy will be reduced to the Total Face Amount that was in effect prior to the increase.

Incontestability. All statements made in the application or in a supplemental application are representations and not warranties. We relied and will continue to rely on those statements when approving the issuance, increase in face amount, increase in death benefit over Premium paid, or change in death benefit option of the Policy. In the absence of fraud, we can use no statement in defense of a claim or to cancel the Policy for misrepresentation unless the statement was made in the application or in a supplemental application. After the Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it for misrepresentation. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the effective date of coverage of such increase.

Paid-Up Life Insurance.  When the Insured reaches Attained Age 121 (if your Policy is in force at that time), the entire Account Value of your Policy (less outstanding Policy Debt) will be applied as a single Premium to purchase "paid-up" insurance. Outstanding Policy Debt will be repaid at this time. This repayment may be treated as a taxable distribution to you if your Policy is not a MEC.  The net single Premium for this insurance will be based on the 2001 Commissioner's Standard Ordinary, Sex Distinct, Non-Smoker Mortality Table and 4% interest. The cash value of your paid-up insurance, which initially is equal to the net single Premium, will remain in the Divisions of the Series Account in accordance with your then current allocation. While the paid-up life insurance is in effect your assets will remain in the Series Account. You may change your Division allocation instructions and you may Transfer your cash value among the Divisions. All charges under your Policy, to the extent applicable, will continue to be assessed, except we will no longer make a deduction each Policy Month for the monthly risk charge. Your death benefit will be fixed by the Code for insureds age 99.  As your Account Value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly. You may surrender the paid-up insurance Policy at any time and, if surrendered within 30 days of a Policy Anniversary, its cash value will not be less than it was on that Policy Anniversary. Please see "Federal Income Tax Considerations -- Treatment When Insured Reaches Attained Age 121" on page 51.

Supplemental Benefits.  The following supplemental benefit rider is available, subject to certain limitations. An additional monthly risk charge will be assessed for each rider that is in force as part of the monthly deduction from your Account Value.  If a supplemental benefit rider is terminated, the monthly risk charge for such rider will end immediately.  See fee tables beginning on page 9.

Term Life Insurance Rider.  This rider provides term life insurance on the Insured. Coverage is renewable annually until the Insured's Attained Age 121. The amount of coverage provided under this rider varies from month to month as described below. We will pay the rider's death benefit to the Beneficiary when we receive Due Proof of death of the Insured while this rider is in force.

This rider provides the same two death benefit options as your Policy. The option you choose under the rider must at all times be the same as the option you have chosen for your Policy. The rider's death benefit will be determined at the beginning of each Policy Month in accordance with one of those options. For each of the options, any outstanding Policy Debt will reduce your death benefit.

If you purchase this rider, the Total Face Amount shown on your Policy's specifications page will be equal to the minimum amount of coverage provided by this rider plus the base face amount (which is the minimum death benefit under your Policy without the rider’s death benefit).  By Request, the Owner may increase or decrease the rider Face Amount, subject to the Company’s approval.  The minimum decrease amount for the Total Face Amount is $25,000 and the minimum increase for the Total Face Amount is $25,000.  The Total Face Amount may not be decreased below $100,000 without prior approval from the Company.

The minimum allocation of Total Face Amount between your Policy and the rider is 20% and 80% at inception, respectively. The total Death Benefit Payable under the rider and the Policy will be determined as described in "Death Benefit" below, using the Total Face Amount shown on your Policy’s specifications page.

Coverage under this rider will take effect on the latter of:
•	the Policy Date of the Policy to which this rider is attached; or
•	the date this rider is delivered and the first rider premium is paid to the Company.

The monthly risk rate for this rider will be the same as that used for the Policy and the monthly risk charge for the rider will be determined by multiplying the monthly risk rate by the rider's death benefit. This charge will be calculated on the first day of each Policy Month and added to the Policy's monthly risk charge.

If you purchase this rider, the target Premium amount, to which the sales charge applies, will be proportionately lower as a result of a reduction in commission payments. Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. As a result, this rider generally is not offered in connection with any Policy with annual Premium payments of less than $100,000, except for policies issued on a guaranteed issue basis.   In our discretion, we may decline to offer this rider or refuse to consent to a proposed allocation of coverage between a Policy and term rider.

If this rider is offered, the commissions will vary depending on the allocation of your coverage between the Policy and the term rider. The same initial Death Benefit will result in the highest commission when there is no term rider, with the commission declining as the portion of the Death Benefit coverage allocated to the term rider increases. Thus, the lowest commission amount is payable, and the lowest amount of sales charges deducted from your Premiums will occur, when the maximum term rider is purchased.

You may terminate this rider by Request. This rider also will terminate on the earliest of the following dates:
•	the date the Policy is surrendered or terminated;
•	the expiration of the grace period of the Policy; or
•	the death of the Insured.

Report to Owner. We will maintain all records relating to the Series Account, the Divisions and the Fixed Account. We will send you a report at least once each Policy Year within 30 days after a Policy Anniversary. The report will show current Account Value, current allocation in each Division, death benefit, Premiums paid, investment experience since your last report, deductions made since the last report, and any further information that may be required by laws of the state in which your Policy was issued. It will also show the balance of any outstanding Policy loans and accrued interest on such loans. There is no charge for this report.

In addition, we will send you the financial statements of the Funds and other reports as specified in the 1940 Act. We also will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently within the time periods specified by law. Please give us prompt written notice of any address change. Please read your statements and confirmations carefully and verify their accuracy and contact us promptly with any questions.

Dollar Cost Averaging.  By Request, you may elect dollar cost averaging in order to purchase Units of the Divisions over a period of time. There is no charge for this service.

Dollar cost averaging permits you to automatically Transfer a predetermined dollar amount, subject to our minimum, at regular intervals from any one or more designated Divisions to one or more of the remaining, then available Divisions. The Unit Value will be determined on the dates of the Transfers. You must specify the percentage to be Transferred into each designated Division. Transfers may be set up on any one of the following frequency periods: monthly, quarterly, semiannually, or annually. The Transfer will be initiated one frequency period following the date of your Request. We will provide a list of Divisions eligible for dollar cost averaging that may be modified from time to time. You may not participate in dollar cost averaging and the rebalancer option (described below) at the same time. Participation in dollar cost averaging does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. We reserve the right to modify, suspend, or terminate dollar cost averaging at any time.

Rebalancer Option.  By Request, you may elect the rebalancer option in order to automatically Transfer Account Value among the Divisions on a periodic basis. There is no charge for this service. This type of transfer program automatically reallocates your Account Value so as to maintain a particular percentage allocation among Divisions chosen by you. The amount allocated to each Division will grow or decline at different rates depending on the investment experience of the Divisions.  Rebalancing does not change your Premium allocation unless that option is checked on the rebalancer Request.  Your Premium allocation can also be changed by written Request at the address on the first page of this prospectus.

You may Request that rebalancing occur one time only, in which case the Transfer will take place on the date of the Request.

You may also choose to rebalance your Account Value on a quarterly, semiannual, or annual basis, in which case the first Transfer will be initiated one frequency period following the date of your Request. On that date, your Account Value will be automatically reallocated to the selected Divisions. Thereafter, your Account Value will be rebalanced once each frequency period. In order to participate in the rebalancer option, your entire Account Value must be included.

You must specify the percentage of Account Value to be allocated to each Division and the frequency of rebalancing. You may terminate the rebalancer option at any time by Request.

You may not participate in the rebalancer option and dollar cost averaging at the same time. Participation in the rebalancer option does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. The Company reserves the right to modify, suspend, or terminate the rebalancer option at any time.

Non-Participating. The Policy does not pay dividends.

Premiums

Policy Application, Issuance and Initial Premium.  To purchase a Policy, you must submit an application to our Corporate Headquarters. We will then follow our underwriting procedures designed to determine your insurability. We may require full underwriting, which includes a medical examination and further information, before your application may be approved. We also may offer the Policy on a modified guaranteed issue underwriting or guaranteed issue basis. Applicants must be acceptable risks based on our applicable underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application for any lawful reason or to "rate" an Insured as a substandard risk, which will result in increased monthly risk rates. The monthly risk rate also may vary depending on the type of underwriting we use.

You must specify certain information in the application, including the Total Face Amount, the death benefit option and supplemental benefits, if any. The Total Face Amount generally may not be decreased below $100,000.

Upon approval of the application, we will issue to you a Policy. A specified Initial Premium must be paid before we issue the Policy. The effective date of coverage for your Policy (which we call the "Policy Date") will be the date we receive a Premium equal to or in excess of the specified Initial Premium after we have approved your application. If your Premium payment is received on the 29th, 30th or 31st of a month, the Policy will be dated the 28th of that month.

We generally do not accept Premium payments before approval of an application; however, at our discretion, we may elect to do so. While your application is in underwriting, if we accept your Premium payment before approval of your application, we will provide you with temporary insurance coverage in accordance with the terms of our temporary insurance agreement. In our discretion, we may limit the amount of Premium we accept and the amount of temporary coverage we provide. If we approve your application, we will allocate your Premium payment to the Series Account or Fixed Account on the Policy Date, as described below. Otherwise, we will promptly return your payment to you. We will not credit interest to your Premium payment for the period while your application is in underwriting.

We reserve the right to change the terms or conditions of your Policy to comply with differences in applicable state law. Variations from the information appearing in this prospectus due to individual state requirements are described in supplements that are attached to this prospectus or in endorsements to the Policy, as appropriate.

Free Look Period.  During the free look period (ten days or longer where required by state law), you may cancel your Policy.  If you exercise the free look privilege, you must return the Policy to our Corporate Headquarters or to the representative from whom you purchased the Policy.

Generally, net Premium will be allocated to the Divisions you selected on the application.  However, under certain circumstances described below, the net Premium will first be allocated to the Maxim Money Market Division and remain there until the next Valuation Date following the end of the free look period plus five calendar days.  On that date, the Sub-Account value held in the Maxim Money Market Division will be allocated to the Division(s) selected by you.  If your Premium payments are received after 4:00 PM EST/EDT, such payments will be credited on the next Valuation Date.  Regardless of when the payment is credited, you will receive the utilized values from the date we received your payment.

During the free look period, you may not change your Division allocations but you may change your allocation percentages.

Policies returned during the free look period will be void from the Issue Date.  In some states, we will refund your current Account Value plus the return of any expense charges deducted.  In those states, this amount may be higher or lower than your Premium payments, which means you bear the investment risk during the free look period.

Certain states require that we return the greater of your Account Value (less any surrenders, withdrawals and distributions already received) or the amount of the Premiums received.  In those states, we will allocate your net Premium payments to the Maxim Money Market Division. We will Transfer the Account Value in that Division to the other Divisions of the Series Account in accordance with your most recent allocation instructions on file at the end of the free look period.

Premium. All Premium payments must be made payable to "Great-West Life & Annuity Insurance Company" and mailed to our Corporate Headquarters. The Initial Premium will be due and payable on or before your Policy's Issue Date. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $5,000.00.  You may pay additional Premium payments to us in the amounts and at the times you choose, prior to the date the Paid-Up Life Insurance Provision goes into effect and subject to the limitations described below.  To find out whether your Premium payment has been received, contact us at the address or telephone number shown on the first page of this prospectus.

We reserve the right to limit the number of Premium payments we accept on an annual basis. No Premium payment may be less than $100 per Policy without our consent, although we will accept a smaller Premium payment if necessary to keep your Policy in force. We reserve the right to restrict or refuse any Premium payments that exceed the Initial Premium amount shown on your Policy. We also reserve the right not to accept a Premium payment that causes the death benefit to increase by an amount that exceeds the Premium received. Evidence of insurability satisfactory to us may be required before we accept any such Premium.

We will not accept Premium payments that would, in our opinion, cause your Policy to fail to qualify as life insurance under applicable federal tax law. If a Premium payment is made in excess of these limits, we will accept only that portion of the Premium within those limits, and will refund the remainder to you.

Net Premiums. The net Premium is the amount you pay as the Premium less any expense charges applied to Premiums. See "Charges and Deductions - - Expense Charge Applied to Premium," on page 32.

Planned Periodic Premiums. While you are not required to make additional Premium payments according to a fixed schedule, you may select a planned periodic Premium schedule and corresponding billing period, subject to our limits. We will send you reminder notices for the planned periodic Premium, unless you Request to have reminder notices suspended. You are not required, however, to pay the planned periodic Premium; you may increase or decrease the planned periodic Premium subject to our limits, and you may skip a planned payment or make unscheduled payments. Depending on the investment performance of the Divisions you select, the planned periodic Premium may not be sufficient to keep your Policy in force, and you may need to change your planned payment schedule or make additional payments in order to prevent termination of your Policy.

Death Benefits

Death Benefit.  If your Policy is in force at the time of the Insured's death, we will pay the Beneficiary an amount based on the death benefit option you select once we have received Due Proof of the Insured's death. The amount payable will be:
•	the amount of the selected death benefit option, less
•	the value of any Policy Debt on the date of the Insured's death, less
•	any accrued and unpaid Policy charges.

We will pay this amount to the Beneficiary in one lump sum, unless the Beneficiary and we agree on another form of settlement. We will pay interest, at a rate not less than that required by law, on the amount of Death Benefit Proceeds, if payable in one lump sum, from the date of the Insured's death to the date of payment.

In order to meet the definition of life insurance under the Code, section 7702 of the Code defines alternative testing procedures for the minimum death benefit under a Policy.  See "Federal Income Tax Considerations - Tax Status of the Policy," on page 48. The Policy must qualify under the cash value accumulation test (“CVAT”).

Under the testing procedure, there is a minimum death benefit required at all times equal to your Account Value multiplied by some pre-determined factor. The factors used to determine the minimum death benefit vary by age. The factors used for the CVAT are set forth in your Policy.

The Policy has two death benefit options.

Option 1.  The "Level Death" Option.  Under this option, the death benefit is—
•	the Policy's Total Face Amount on the date of the Insured's death less any partial withdrawals; or if greater,
•	the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.

This death benefit option should be selected if you want to minimize your cost of insurance (monthly risk charge).

Option 2.  The "Coverage Plus" Option.  Under this option, the death benefit is –
•	the sum of the Total Face Amount and Account Value of the Policy on the date of the Insured's death less any partial withdrawals; or if greater,
•	the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.

This death benefit option should be selected if you want your death to increase with your Account Value.

Your Account Value and death benefit fluctuate based on the performance of the investment options you select and the expenses and deductions charged to your account.

See the "Account Value" and "Charges and Deductions" sections of the prospectus.
There is no minimum death benefit guarantee associated with this Policy.

Changes in Death Benefit Option.  After the first Policy Year, but not more than once each Policy Year, you may change the death benefit option by Request. Any change will be effective on the first day of the Policy Month following the date we approve your Request. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option.

A change in the death benefit option will not change the amount payable upon the death of the Insured on the date of change. Any change is subject to the following conditions:
•
If the change is from option 1 to option 2, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount less the Account Value. Evidence of insurability may be required.

•	If the change is from option 2 to option 1, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount plus the Account Value.

Changes in Total Face Amount.  You may increase or decrease the Total Face Amount of your Policy at any time within certain limits.

Minimum Changes. Each increase or decrease in the Total Face Amount must be at least $25,000. We reserve the right to change the minimum amount by which you may change the Total Face Amount.

Increases in Total Face Amount . To Request an increase in Total Face Amount , you must provide satisfactory evidence of the Insured's insurability. Once approved by us, an increase will become effective on the Policy Anniversary following our approval of your Request, subject to the deduction of the first Policy Month's monthly risk charge, service charge, any extra risk charge if the Insured is in a rated class and the cost of any riders.

Each increase to the Total Face Amount is considered to be a new segment to the Policy.  When an increase is approved, Premium is allocated against the original Policy segment up to the seven-pay Premium limit established on the Issue Date.  Any excess Premium is then allocated toward the new segment.  Each segment will have a separate target Premium associated with it.  The expense charge applied to Premium is higher up to target and lower for Premium in excess of the target as described in detail in the “Charges and Deductions” section of this Prospectus.  The expense charge formula will apply to each segment based on the target Premium for that segment.  In addition, each segment will have a new incontestability period and suicide exclusion period as described in the "Other Provisions and Benefits" section of this Prospectus.

Decreases in Total Face Amount . A decrease in Total Face Amount will become effective at the beginning of the next Policy Month following our approval of your Request. The Total Face Amount after the decrease must be at least $100,000.

For purposes of the incontestability provision of your Policy, any decrease in Total Face Amount will be applied in the following order:

•	first, to the most recent increase;
•	second, to the next most recent increases, in reverse chronological order; and
•	finally, to the initial Total Face Amount.

Surrenders and Withdrawals

Surrenders.  You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate.  To surrender your Policy, contact us at the address or telephone number shown on the first page of this prospectus.  We will send you the paperwork necessary for you to Request the surrender of your Policy.  The proceeds of a surrender will be payable within seven days of our receipt of the completed Request.

We will determine your Cash Surrender Value as of the end of the first Valuation Date after we receive your Request for surrender.  If you withdraw part of the Cash Surrender Value, your Policy's death benefit will be reduced and you may incur taxes and tax penalties.  You may borrow from us using your Account Value as collateral.

A surrender may have tax consequences, including tax penalties.  See “Federal Income Tax Considerations – Tax Treatment of Policy Benefits,” beginning on page 49 of this prospectus.

Partial Withdrawal.  You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A partial withdrawal fee will be deducted from your Account Value for all partial withdrawals after the first made during the same Policy Year. This administrative fee is guaranteed to be no greater than $25.  To Request a partial withdrawal, contact us at the address or telephone number shown on the first page of this prospectus.  We will send you the paperwork necessary for you to request a withdrawal from your Policy.  The proceeds of any such partial withdrawal will be payable within seven days of our receipt of the completed Request.

The Death Benefit Proceeds will be reduced by the amount of any partial withdrawals.

Your Account Value will be reduced by the amount of a partial withdrawal. The amount of a partial withdrawal will be withdrawn from the Divisions in proportion to the amounts in the Divisions bearing on your Account Value. You cannot repay amounts taken as a partial withdrawal. Any subsequent payments received by us will be treated as additional Premium payments and will be subject to our limitations on Premiums.

A partial withdrawal may have tax consequences. See "Federal Income Tax Considerations - Tax Treatment of Policy Benefits," beginning on page 49 of this prospectus.

Loans

Policy Loans.  You may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made.  When a Policy loan is made, a portion of your Account Value equal to the amount of the Policy loan will be allocated to the Loan Account as collateral for the loan. This amount will not be affected by the investment experience of the Series Account while the loan is outstanding and will be subtracted from the Divisions in proportion to the amounts in the Divisions bearing on your Account Value. The minimum Policy loan amount is $500.

The interest rate on the Policy loan will be determined annually, using a simple interest formula, at the beginning of each Policy Year. That interest rate will be guaranteed for that Policy Year and will apply to all Policy loans outstanding during that Policy Year. Interest is due and payable on each Policy Anniversary. Interest not paid when due will be added to the principal amount of the loan and will bear interest at the loan interest rate.

Presently, the maximum interest rate for Policy loans is the Moody's Corporate Bond Yield Average - Monthly Average Corporates, which is published by Moody's Investor Service, Inc. If the Moody’s Corporate Bond Yield Average ceases to be published, the maximum interest rate for Policy loans will be derived from a substantially similar average adopted by your state's Insurance Commissioner.

We must reduce our Policy loan interest rate if the maximum loan interest rate is lower than the loan interest rate for the previous Policy Year by one-half of one percent or more.

We may increase the Policy loan interest rate but such increase must be at least one-half of one percent. No increase may be made if the Policy loan interest rate would exceed the maximum loan interest rate. We will send you advance notice of any increase in the Policy loan rate.

Interest will be credited to amounts held in the Loan Account using a compound interest formula. The rate will be no less than the Policy loan interest rate then in effect less a maximum of 1.0%.

All payments we receive from you will be treated as Premium payments unless we have received notice, in form satisfactory to us, that the funds are for loan repayment. If you have a Policy loan, it is generally advantageous to repay the loan rather than make a Premium payment because Premium payments incur expense charges whereas loan repayments do not. Loan repayments will first reduce the outstanding balance of the Policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any Policy loan at any time while the Policy is in force. Amounts paid to repay a Policy loan will be allocated to the Divisions in accordance with your allocation instructions then in effect at the time of repayment.  Any amount in the Loan Account used to secure the repaid loan will be allocated back to the Sub-Accounts.

A Policy loan, whether or not repaid, will affect the Death Benefit Proceeds, payable upon the Insured's death, and the Account Value because the investment results of the Divisions do not apply to amounts held in the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be, depending on the investment results of the Divisions while the loan is outstanding. The effect could be favorable or unfavorable.

Lapse and Reinstatement

Lapse and Continuation of Coverage.  If you cease making Premium payments, coverage under your Policy and any riders to the Policy will continue until your Account Value, less any Policy Debt, is insufficient to cover the monthly deduction. When that occurs, the grace period will go into effect.

Grace Period.  Except for the first Premium, if the Account Value, less any Policy Debt, on the last day of a Policy Month, is not sufficient to cover the monthly deduction for the cost of insurance, then your Policy will enter the grace period described below. If you do not pay sufficient additional Premiums during the grace period, your Policy will terminate without value.

The grace period will allow 61 days for the payment of Premium sufficient to keep the Policy in force. Any such Premium must be in an amount sufficient to cover deductions for the monthly risk charge, the service charge, the cost for any riders and any extra risk charge if the Insured is in a rated class for the next two Policy Months. Notice of Premium due will be mailed to your last known address or the last known address of any assignee of record at least 31 days before the date coverage under your Policy will cease. If the Premium due is not paid within the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61-day period. The Policy will continue to remain in force during this grace period. If the Death Benefit Proceeds become payable by us during the grace period, then any due and unpaid Policy charges will be deducted from the amount payable by us.

Termination of Policy.  Your Policy will terminate on the earliest of the date we receive your Request to surrender, the expiration date of the grace period due to insufficient value or the date of death of the Insured.  Upon lapse or termination, the Policy no longer provides insurance benefits.

Reinstatement.  Before the Insured’s death, we will reinstate your Policy, provided that the Policy has not been surrendered, and provided further that:
•	you make your reinstatement Request within three years from the date of termination;
•	you submit satisfactory Evidence of Insurability to us:
•	you pay an amount equal to the Policy charges which were due and unpaid at the end of the grace period;
•	you pay a Premium equal to four times the monthly deduction applicable on the date of reinstatement; and
•
you repay or reinstate any Policy loan that was outstanding on the date coverage ceased, including interest at 6.00% per year compounded annually from the date coverage ceased to the date of reinstatement of your Policy.

A reinstated Policy’s Total Face Amount may not exceed the Total Face Amount at the time of termination.  Your Account Value on the reinstatement date will reflect:
•	the Account Value at the time of termination; plus
•	net Premiums attributable to Premiums paid to reinstate the Policy; less
•	the monthly expense charge; less
•	the monthly cost of insurance charge applicable on the date of reinstatement; less
•	the expense charge applied to Premium.

The effective date of reinstatement will be the date the application for reinstatement is approved by us.

Deferral of Payment.  We will usually pay any amount due from the Series Account within seven days after the Valuation Date following your Request giving rise to such payment or, in the case of death of the Insured, Due Proof of such death.  Payment of any amount payable from the Series Account on death, surrender, partial withdrawal, or Policy loan may be postponed whenever:
•	the NYSE is closed other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted;
•	the SEC, by order, permits postponement for the protection of Owners; or
•
an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Series Account.

The interest calculated on surrenders, partial withdrawals, or a Policy loan shall be calculated form the date that the Request in good order is received by the Company and is payable if the funds are not mailed or delivered by the Company within ten working days of receipt.  Interest is paid at a settlement rate not less than required by law.

Federal Income Tax Considerations

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the Internal Revenue Service’s (the "IRS") current interpretation of current federal income tax laws. We make no representation as to the likelihood of continuation of the current federal income tax laws or of the current interpretations by the IRS. We do not make any guarantee regarding the tax status of any Policy or any transaction regarding the Policy.

Tax Status of the Policy

A Policy has certain tax advantages when treated as a life insurance contract within the meaning of section 7702 of the Code. We believe that the Policy meets the section 7702 definition of a life insurance contract and will take whatever steps are appropriate and reasonable to attempt to cause the Policy to comply with section 7702. We reserve the right to amend the Policies to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the IRS.

Diversification of Investments.  Section 817(h) of the Code requires that the investments of each Division of the Series Account be "adequately diversified" in accordance with certain Treasury Department regulations. Disqualification of the Policy as a life insurance contract for failure to comply with the diversification requirements would result in the imposition on you of federal income tax at ordinary income tax rates with respect to the earnings allocable to the Policy in the year of the failure and all prior years prior to the receipt of payments under the Policy.  We believe that the Divisions will be adequately diversified.

Policy Owner Control. In connection with its issuance of temporary and proposed regulations under Section 817(h) in 1986, the Treasury Department announced that those regulations did not "provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account" (which would result in the current taxation of the income on those assets to the Owner).  In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes.  Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.  We do not believe that your ownership rights under the Policy would result in your being treated as the Owner of the assets of the Policy under Rev. Rul. 2003-91.  However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance.  Therefore, we reserve the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Policy.

The following discussion assumes that your Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

Life Insurance Death Benefit Proceeds. In general, the amount of the Death Benefit Payable under your Policy is excludible from the Beneficiary’s gross income under the Code.

If the death benefit is not received in a lump sum and is, instead, applied under a proceeds option agreed to by us and the Beneficiary, payments generally will be prorated between amounts attributable to the death benefit, which will be excludible from the Beneficiary's income, and amounts attributable to interest (occurring after the Insured's death), which will be includable in the Beneficiary's income.

Tax Deferred Accumulation. Any increase in your Account Value is generally not taxable to you. If you receive or are deemed to receive amounts from the Policy before the Insured dies, see the following section entitled “Distributions” for a more detailed discussion of the taxability of such payments.

Depending on the circumstances, any of the following transactions may have federal income tax consequences:
•	the exchange of a Policy for a life insurance, endowment or annuity contract;
•	a change in the death benefit option;
•	a Policy loan;
•	a partial surrender;
•	a complete surrender;
•	a change in the ownership of a Policy;
•	a change of the named Insured; or
•	an assignment of a Policy.

In addition, federal, state and local transfer and other tax consequences of ownership or receipt of Death Benefit Proceeds will depend on your circumstances and those of the named Beneficiary. Whether partial withdrawals (or other amounts deemed to be distributed) constitute income subject to federal income tax depends, in part, upon whether your Policy is considered a MEC.

Surrenders.  If you surrender your Policy, you will recognize ordinary income to the extent the Account Value exceeds the "investment in the contract," which is generally the total of Premiums and other consideration paid for the Policy, less all amounts previously received under the Policy to the extent those amounts were excludible from gross income.

Modified Endowment Contracts. Section 7702A of the Code treats certain life insurance contracts as MECs.  In general, a Policy will be treated as a MEC if total Premiums paid at any time during the first seven Policy Years exceed the sum of the net level Premiums which would have been paid on or before that time if the Policy provided for paid-up future benefits after the payment of seven level annual Premiums ("seven-pay test").  In addition, a Policy may be treated as a MEC if there is a "material change" of the Policy.

We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC.  We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC without instruction to do so from you.  We will promptly notify you or your agent of the excess cash received.  We will not process the Premium payment unless we receive a MEC acceptance form or Policy change form within 48 hours of receipt of the excess funds.  If paperwork is received that allows us to process the excess cash, the effective date will be the date of the new paperwork.

Further, if a transaction occurs which decreases the Total Face Amount of your Policy during the first seven years, we will retest your Policy, as of the date of its purchase, based on the lower Total Face Amount to determine compliance with the seven-pay test.  Also, if a decrease in Total Face Amount occurs within seven years of a "material change," we will retest your Policy for compliance as of the date of the "material change."  Failure to comply in either case would result in the Policy's classification as a MEC regardless of our efforts to provide a payment schedule that would not otherwise violate the seven-pay test.

The rules relating to whether a Policy will be treated as a MEC are complex and cannot be fully described in the limited confines of this summary.  Therefore, you should consult with a competent tax adviser to determine whether a particular transaction will cause your Policy to be treated as a MEC.

Distributions

Distributions Under a Policy That Is Not a MEC.  If your Policy is not a MEC, a distribution is generally treated first as a tax-free recovery of the "investment in the contract," and then as a distribution of taxable income to the extent the distribution exceeds the "investment in the contract."  An exception is made for cash distributions that occur in the first 15 Policy Years as a result of a decrease in the death benefit or other change that reduces benefits under the Policy that are made for purposes of maintaining compliance with section 7702.  Such distributions are taxed in whole or part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

If your Policy is not a MEC, Policy loans and loans secured by the Policy are generally not treated as distributions. Such loans are instead generally treated as your indebtedness.

Finally, if your Policy is not a MEC, distributions (including distributions upon surrender), Policy loans and loans secured by the Policy are not subject to the ten percent additional tax applicable to distributions from a MEC.

Distributions Under Modified Endowment Contracts. If treated as a MEC, your Policy will be subject to the following tax rules:
•
First, partial withdrawals are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess (if any) of your Account Value immediately before the distribution over the "investment in the contract" at the time of the distribution.

•	Second, Policy loans and loans secured by a Policy are treated as partial withdrawals and taxed accordingly. Any past-due loan interest that is added to the amount of the loan is treated as a loan.
•
Third, a ten percent additional penalty tax is imposed on that portion of any distribution (including distributions upon surrender), Policy loan, or loan secured by a Policy, that is included in income, except where the distribution or loan is made to a taxpayer that is a natural person, and:

1.	made when the taxpayer is age 59½ or older;
2.	attributable to the taxpayer becoming disabled; or
3.
is part of a series of substantially equal periodic payments (not less frequently than annually) for the duration of the taxpayer’s life (or life expectancy) or for the duration of the longer of the taxpayer’s or the Beneficiary's life (or life expectancies).

Multiple Policies. All MECs issued by us (or our affiliates) to you during any calendar year will be treated as a single MEC for purposes of determining the amount of a Policy distribution that is taxable to you.

Treatment When Insured Reaches Attained Age 121. As described above, when the Insured reaches Attained Age 121, we will issue you a "paid-up" life insurance Policy. We believe that the paid-up life insurance Policy will continue to qualify as a "life insurance contract" under the Code. However, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Cash Surrender Value in the year in which the Insured attains age 121 and would realize taxable income at that time, even if the Death Benefit Proceeds were not distributed at that time. In addition, any outstanding Policy Debt will be repaid at that time. This repayment may be treated as a taxable distribution to you, if your contract is not a MEC.

Federal Income Tax Withholding. We are required to withhold 10% on that portion of a Policy distribution that is taxable, unless you direct us in writing not to do so at or before the time of the Policy distribution. As the Owner you are responsible for the payment of any taxes and early distribution penalties that may be due on Policy distributions.

Actions to Ensure Compliance with the Tax Law. We believe that the maximum amount of Premiums we intend to permit for the Policies will comply with the Code definition of a "life insurance contract." We will monitor the amount of your Premiums, and, if you pay a Premium during a Policy Year that exceeds those permitted by the Code, we will promptly refund the Premium or a portion of the Premium before any allocation to the Funds. We reserve the right to increase the death benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of a life insurance contract.

Policy Loan Interest.  Generally, no tax deduction is allowed for interest paid or accrued on any indebtedness under a Policy.

Our Taxes.  We are taxed as a life insurance company under part I of subchapter L of the Code. The operations of the Series Account are taxed as part of our operations.  Investment income and realized capital gains are not taxed to the extent that they are applied under the Policies. As a result of the Omnibus Budget Reconciliation Act of 1990, we are generally required to capitalize and amortize certain Policy acquisition expenses over a ten year period rather than currently deducting such expenses. This so-called "deferred acquisition cost" tax ("DAC tax") applies to the deferred acquisition expenses of a Policy and results in a significantly higher corporate income tax liability for Great-West. We reserve the right to adjust the amount of a charge to Premium to compensate us for these anticipated higher corporate income taxes.

A portion of the expense charges applied to Premium is used to offset the federal, state or local taxes that we incur which are attributable to the Series Account or the Policy. We reserve the right to adjust the amount of this charge.

Summary.
•	We do not make any guarantees about the Policy's tax status.
•	We believe the Policy will be treated as a life insurance contract under federal tax laws.
•	Death benefits generally are not subject to federal income tax.
•	Investment gains are normally not taxed unless distributed to you before the Insured dies.
•	If you pay more Premiums than permitted under the seven-pay test, your Policy will be a MEC.
•	If your Policy becomes a MEC, partial withdrawals, Policy loans and surrenders may incur taxes and tax penalties.

Employer-Sponsored Insurance Purchase Arrangements--Tax and Other Legal Issues

Employers and employees contemplating the purchase of a Policy as a part of an employer-sponsored insurance purchase arrangement should consult qualified legal and tax counsel with regard to the issues presented by such a transaction.  For this purpose, an employer-sponsored insurance purchase arrangement is a plan or arrangement which contemplates that an employer may pay one or more premiums for the purchase of a Policy that will be owned, subject to certain restrictions, by an employee or by a person or entity designated by the employee.

The general considerations applicable to such a purchase include the following:

1.
Payments by the employer under an employer sponsored insurance purchase arrangement will only be deductible for income tax purposes when the payments are taxable to the employee with respect to whom they are made.

2.
Imposition of certain types of restrictions, specifically a substantial risk of forfeiture, on the purchased Policy may defer both the deductibility of the payments to the employer and their taxability to the employee.

3.	The payment of some or all of the premiums by the employer may create an ERISA welfare benefit plan which is subject to the reporting, disclosure, fiduciary and enforcement provisions of ERISA.

4.	The payment of some or all of the premiums by the employer will not prevent the Owner from being treated as the owner of the Policy for federal income tax purposes.

5.	Under some circumstances, the failure of the employer to make one or more of the planned premiums under the Policy may cause a lapse of the Policy.

6.
An employee considering whether to participate in an employer-sponsored insurance purchase arrangement should consider whether the financial and tax benefits of the ownership of the Policy outweigh the costs, such as sales loads and cost of insurance charges that will be incurred as a result of the purchase and ownership of the Policy.

7.
An employee considering whether to participate in an employer-sponsored insurance purchase arrangement should consider whether the designation of another person or entity as the owner of the Policy will have adverse consequences under applicable gift, estate, or inheritance tax laws.

8.
An employee considering whether to participate in an employer-sponsored insurance purchase arrangement should consider whether the financial performance of the Policy will support any planned withdrawals or borrowings under the Policy.

Corporate Tax Shelter Requirements

The Company does not believe that any purchase of a Policy by an Owner pursuant to this offering will be subject to the tax shelter registration, customer list or reporting requirements under the Code and implementing regulations.  All Owners that are corporations are advised to consult with their own tax and/or legal counsel and advisers, to make their own determination as to the applicability of the disclosure requirements of IRC § 6011 and Treas. Reg. Section 1.6011-4 to their federal income tax returns.

Legal Proceedings

There are no pending legal proceedings that would have an adverse material effect on the Series Account or on GWFS. Great-West is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Series Account.

Legal Matters

Beverly A. Byrne, Chief Compliance Officer & Legal Counsel, Financial Services, of Great-West, has passed upon all matters of Colorado law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under Colorado law.  The law firm of Jorden Burt LLP, 1025 Thomas Jefferson St., N.W., Suite 400, East Lobby, Washington, D.C. 20007-5208, serves as special counsel to Great-West with regard to the federal securities laws.

Financial Statements

Great-West's consolidated financial statements, which are included in the Statement of Additional Information (“SAI”), should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Series Account.

The SAI is a document that includes additional information about the Series Account, including the financial statements of Great-West and of each of the D ivisions of the Series Account.  The SAI is incorporated by reference as a matter of law into the prospectus, which means that it is legally part of the prospectus.  The SAI is available upon request, without charge.  To request the SAI or other information about the Policy, or to make any inquiries about the Policy, contact Great-West toll-free at 888-353-2654 or via email at keybizdirect@gwl.com.

Information about the Series Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.  Reports and other information about the Series Account are available on the SEC’s Internet site at http://www.sec.gov.  Copies of this information may be obtained, upon payment of a duplicating fee, by writing at the Public Reference Section of the Commission, 100 F Street, N.E., Washington, D.C. 20549-0102.

Investment Company Act File No. 811-22105

Appendix A – Glossary of Terms

Unless otherwise defined in this prospectus, capitalized terms shall have the meaning set forth below.

Account Value – The sum of the value of your interests in the Divisions, the Fixed Account and the Loan Account. This amount reflects: (1) the Premiums you pay; (2) the investment performance of the Divisions you select; (3) any Policy loans or partial withdrawals; (4) your Loan Account balance; and (5) the charges we deduct under the Policy.

Attained Age – The age of the Insured, nearest birthday, as of the Policy Date and each Policy Anniversary thereafter.

Beneficiary – The person(s) named by the Owner to receive the Death Benefit Proceeds upon the death of the Insured.

Business Day – Any day that we are open for business.  We are open for business every day that the NYSE is open for trading.

Cash Surrender Value – is equal to:
(a)           Account Value on the effective date of the surrender; less
(b)           outstanding Policy loans and accrued loan interest, if any.

Company – Great-West Life & Annuity Insurance Company.

Corporate Headquarters –8515 East Orchard Road, Greenwood Village, Colorado 80111, or such other address as we may hereafter specify to you by written notice.

Death Benefit Proceeds – The amount determined in accordance with the terms of the Policy which is payable at the death of the Insured.  This amount is the death benefit, decreased by the amount of any outstanding Policy Debt, and increased by the amounts payable under any supplemental benefits.

Divisions – Divisions into which the assets of the Series Account are divided, each of which corresponds to and contains shares of a Fund.  Divisions may also be referred to as "investment division" or "Sub-Account" in the prospectus, SAI or Series Account financial statements.

Due Proof – Such evidence as we may reasonably require in order to establish that Death Benefit Proceeds are due and payable.

Effective Date – The date on which the first Premium payment is credited to the Policy.

Evidence of Insurability – Information about an Insured that is used to approve or reinstate this Policy or any additional benefit.

Fixed Account – A division of our General Account that provides a fixed interest rate.  This account is not part of and does not depend on the investment performance of the Sub-Accounts.

Fund – An underlying mutual fund in which a Division invests.  Each Fund is an investment company registered with the SEC or a separate investment series of a registered investment company.

General Account – All of Our assets other than those held in a separate investment account.

Initial Premium – The initial Premium amount specified in a Policy.

Insured – The person whose life is insured under the Policy.

Issue Age – The Insured’s age as of the Insured’s birthday nearest the Policy Date.

Issue Date – The date on which we issue a Policy.

Loan Account – All outstanding loans plus credited loan interest held in the General Account of the Company.  The Loan Account is not part of the Series Account.

Loan Account Value – The sum of all outstanding loans plus credited loan interest for this Policy.

MEC – Modified Endowment Contract.  For more information regarding MECs, see “Modified Endowment Contracts” on page 50.

NYSE – New York Stock Exchange.

Owner – The person(s) named in the application who is entitled to exercise all rights and privileges under the Policy, while the Insured is living.  The purchaser of the Policy will be the Owner unless otherwise indicated in the application.

Policy Anniversary – The same day in each succeeding year as the day of the year corresponding to the Policy Date.

Policy Date – The effective date of coverage under this Policy.  The Policy Months, Policy Years and Policy Anniversaries are measured from the Policy Date.

Policy Debt – The principal amount of any outstanding loan against the Policy plus accrued but unpaid interest on such loan.

Policy Month – The one-month period commencing on the same day of the month as the Policy Date.

Policy Year – The one-year period commencing on the Policy Date or any Policy Anniversary and ending on the next Policy Anniversary.

Pre-2009 Policy – A Policy issued before January 1, 2009.  Owners of a Pre-2009 Policy may continue to make additional premium payments.  For information about how the Pre-2009 Policy differs from the Policy that we currently offer, please see Appendix B.

Premiums – Amounts received and allocated to the Sub-Account(s) and Fixed Account prior to any deductions.

Request – Any instruction in a form, written, telephoned or computerized, satisfactory to the Company and received in good order at the Corporate Headquarters from the Owner or the Owner’s assignee (as specified in a form acceptable to the Company) or the Beneficiary, (as applicable) as required by any provision of this Policy or as required by the Company.  The Request is subject to any action taken or payment made by the Company before it was processed.

SEC – The United States Securities and Exchange Commission.

Series Account – The segregated investment account established by the Company as a separate account under Colorado law named the COLI VUL –4 Series Account.  It is registered as a unit investment trust under the 1940 Act.

Sub-Account – Sub-division(s) of the Owner's Account Value containing the value credited to the Owner from the Series Account.

Surrender Benefit – Account Value less any outstanding Policy loans and less accrued loan interest.

Total Face Amount – The amount of life insurance coverage you request as specified in your Policy.

Transaction Date – The date on which any Premium payment or Request from the Owner will be processed by the Company.  Premium payments and Requests received after 4:00 p.m. EST/EDT will be deemed to have been received on the next Business Day.  Requests will be processed and the Sub-Account value will be valued on the day that the Premium payments or Request is received and the NYSE is open for trading.

Transfer – The moving of money from one or more Division(s) or the Fixed Account to another Division or the Fixed Account.

Unit – An accounting unit of measurement that we use to calculate the value of each Division.

Unit Value – The value of each Unit in a Division.

Valuation Date – The date on which the net asset value of each Fund is determined.  A Valuation Date is each day that the NYSE is open for regular business.  The value of a Division’s assets is determined at the end of each Valuation Date (generally 4:00 p.m. EST/EDT).  To determine the value of an asset on a day that is not a Valuation Date, the value of that asset as of the end of the previous Valuation Date will be used.

Valuation Period – The period of time from one determination of Unit Values to the next following determination of Unit Values.  We will determine Unit Value for each Valuation Date as of the close of the NYSE (generally 4:00 p.m. EST/EDT) on that Valuation Date.

A-

Appendix B

Information About How a Pre-2009 Policy and Optional Term

Insurance Rider (Issued Prior to January 1, 2009) Differs from the Policy and Optional Rider that We are Currently Issuing

Prior to January 1, 2009, we issued an earlier version of this Policy (the “Pre-2009 Policy”) and optional Term Insurance Rider.  The Pre-2009 Policy and optional Rider are no longer offered for sale.  However, many Pre-2009 Policies remain outstanding and most of the information in the prospectus is applicable.  However, this Appendix B explains the differences between the Pre-2009 Policy and Rider from the description in the rest of the prospectus.  If you own a Pre-2009 (issued prior to January 1, 2009) and/or Rider (issued prior to January 1, 2009), you should read this Appendix B for information as to your Pre-2009 Policy and Rider differs from the Policy and optional Rider described in the rest of the prospectus.

1. Different Cost of Insurance Charge Amounts

Certain information as to how we calculate the cost of insurance changes for the Policy we are currently issuing is set for the under “Monthly Risk Rates” on page 33 of the prospectus.  That discussion applies to the Pre-2009 policy with one exception.  Reference to the 2001 Commissioner’s Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table do not apply to the Pre-2009 Policy.  Instead, these statements would refer to the 1980 Commissioner’s Standard Ordinary, Age Nearest Birthday, Male/Female Smoker/Non-Smoker Ultimate Mortality Table.

The cost of insurance charges under the Pre-2009 Policy differ from those charged under the Policy issued on or after January 1, 2009 as provided in the tables below.  Specifically, under the Pre-2009 Policy the minimum cost of insurance charge is $.08 per $1000 and under a Policy issued on or after January 1, 2009, the minimum cost of insurance charge is $.02 per $1000.

2. Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Pre-2009 Policy.  The first table describes the fees and expenses that you will pay at the time that you buy the Pre-2009 Policy, surrender the Pre-2009 Policy, or Transfer cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge Imposed on Premium	Upon each Premium payment	Maximum: 6.5% of Premium Current: 6.5% of Premium up to target and 0% of Premium in excess of target
Partial Withdrawal Fee	Upon partial withdrawal	Maximum: $25 deducted from Account Value for all partial withdrawals after the first made in the same Policy Year.
Change of Death Benefit Option Fee	Upon change of option	Maximum: $100 deducted from Account Value for each change of death benefit option.
Premium Tax	Upon each Premium payment	Maximum: 3.5% of Premium
Transfer Fee	At time of Transfer for all Transfers in excess of 12 made in the same calendar year	Maximum: $10/Transfer
Loan Interest	Upon issuance of Policy loan	Maximum: the Moody’s Corporate Bond Yield Average – Monthly Average Corporates

The next table describes the fees and expensed that you will pay periodically during the time that you own the Pre-2009 Policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (per $1000 Net Amount at Risk3
Minimum & Maximum cost of Insurance Charge	Monthly	Guaranteed: $.041 per $1000
Cost of Insurance Charge for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Upon each Valuation Date	Guaranteed: 0.90% annually. Current: 0.40% for Policy Years 1-5, 0.25% for Policy years 6-20, and 1.10% thereafter.
Mortality and Expense Risk Fees	Upon each Valuation Date	Guaranteed: 0.90% annually.
Service Charge	Monthly	Maximum: $15/month Current: $10.00/month, Policy Years 1-3 and $7.50/month, Policy Years 4+

3 The cost of insurance will vary based on individual characteristics.  The cost of insurance shown in the table is a sample illustration only and may not be representative of the charge that a particular Owner of the Pre-2009 Policy will pay.  Owners of the Pre-2009 Policy may obtain more information about their particular cost of insurance by contacting us at 888-353-2654.

B-

Supplemental Benefit Charges
The charges for the rider you selected are deducted monthly from your Account Value as part of the Monthly
Deduction described on page 33 of this prospectus.  The benefits provided under each rider are summarized in
“Other Provisions and Benefits” beginning on page 40.

Change of Insured Rider	Upon change of Insured	Minimum: $100 per change. Maximum: $400 per change.
Change of Insured Rider for a 46-year old Male Non-Smoker, $550,000 Face amount, Option 1 (Level Death)		$400 per change.
Term Life Insurance Rider	Monthly	Guaranteed: Minimum COI: $0.08 per $1000. Maximum COI: $83.33 per $1000.
Term Life Insurance Rider for a 46-year old Male Non-Smoker, $550,000 Face amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.41 per $1000.

3. Paid-Up Life Insurance – Different Attained Age

For the Pre-2009 Policy, if the Insured reached Attained Age 100 and the Policy is in force, the Account Value, less Policy Debt, will be applied as a single Premium to purchase “paid-up” insurance.  This is different from the age disclosed on pages 6, 40 and 51 of the prospectus for the policy that we are currently issuing.

4. Term Life Insurance Rider – Different Attained Age and Cost of Insurance Amount

For the Pre-2009 Policy, the rider is renewable annually until the Insured’s attained Age 100.  This is different from the age disclosed on page 41 of the prospectus for the Policy that we are currently issuing.  In addition, the cost of insurance charges under the Pre-2009 Policy Term Insurance Rider differ from those charged under the Term Life Insurance Rider issued on or after January 1, 2009 as provided in the table above.  Specifically, under the Pre-2009 Policy Term Life Insurance Rider, the minimum cost of insurance charge is $.08 per $1000 and under a Term Life Insurance Rider issued on or after January 1, 2009, the minimum cost of insurance charge is $.02 per $1000.

B-

COLI VUL-4 SERIES ACCOUNT

Flexible Premium Variable
Universal Life Insurance Policies

Issued by:

Great-West Life & Annuity Insurance Company
8515 East Orchard Road
Greenwood Village, Colorado 80111

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus, dated May 1, 20 1 0, which is available without charge by contacting Great-West Life & Annuity Insurance Company at (888) 353-2654 or via e-mail at keybizdirect@gwl.com.

May 1, 20 1 0

Table of Contents

General Information and History of Great-West and the Series Account 3

State Regulation 3

Independent Registered Public Accounting Firm 3

Underwriters 4

Underwriting Procedures 4

Illustrations 4

Financial Statements 4

General Information and History of Great-West and the Series Account

Great-West Life & Annuity Insurance Company (“Great-West,” the “Company,” “we” or “us”) is a stock life insurance company that was originally organized under the laws of the state of Kansas as the National Interment Association. Our name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation prior to changing to our current name in February 1982. In September 1990, we redomesticated under the laws of Colorado.

We are authorized to do business in forty-nine states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam. We issue individual and group life insurance policies and annuity contracts and accident and health insurance policies.

Great-West is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company.  GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Mr. Paul Desmarais, through a group of private holding companies that he controls, has voting control of Power Corporation of Canada.

State Regulation

We are subject to the laws of Colorado governing life insurance companies and to regulation by Colorado’s Commissioner of Insurance (“Commissioner”), whose agents periodically conduct an examination of our financial condition and business operations.   The investment policy of the COLI VUL-4 Series Account of the Great-West Life & Annuity Insurance Company (the “ Series Account ”) may not be changed without any required approval of the Commissioner.  The approval process will be on file with the Commissioner.

We are also subject to the insurance laws and regulations of all the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

We established the Series Account in accordance with Colorado law on November 25, 1997 and changed the Series Account from unregistered to registered on April 7, 2007.  The Series Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940.

Independent Registered Public Accounting Firm

The financial statements of each of the investment divisions of the COLI VUL-4 Series Account of Great-West Life & Annuity Insurance Company and the consolidated financial statements of Great-West Life & Annuity Insurance Company and subsidiaries included in this Prospectus and the related financial statement schedule included elsewhere in the Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report s appearing herein and elsewhere in the Registration Statement which report on the consolidated financial statements and financial statement schedule of Great-West Life & Annuity Insurance Company and subsidiaries expresses an unqualified opinion and includes an explanatory paragraph referring to the change in accounting for the recognition and presentation of other-than-temporary impairments for certain investments, as required by accounting guidance adopted on April 1, 2009 , and both have been so included in reliance upon the report s of such firm given upon their authority as experts in accounting and auditing.

Underwriters

The offering of the Policy is made on a continuous basis by GWFS Equities, Inc. ("GWFS Equities"), an indirect wholly owned subsidiary of Great-West, whose principal business address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. GWFS Equities is registered with the SEC under the Securities Exchange Act of 1934, as amended ("Exchange Act"), as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).

GWFS Equities has received no underwriting commissions in connection with this offering in each of the last three fiscal years.

Licensed insurance agents will sell the Policy in those states where the Policy may be lawfully sold.  Such agents will be registered representatives of broker-dealers registered under the Exchange Act, which are members of FINRA and which have entered into selling agreements with GWFS Equities. GWFS Equities also acts as the general distributor of certain annuity contracts issued by us.  The maximum sales commission payable to our agents, independent registered insurance agents and other registered broker-dealers is 70% of Premium up to the first year target Premium and 7% of the portion of the first year Premium above the target.  In addition, asset-based trail commissions may be paid.  A sales representative may be required to return all or a portion of the commissions paid if: (i) a Policy terminates prior to the second Policy Anniversary; or (ii) a Policy is surrendered for the Surrender Benefit within the first six Policy Years and applicable state insurance law permits a return of expense charge.

Underwriting Procedures

We will issue on a fully underwritten basis applicants up to 300% of our standard current mortality assumptions.  We will issue on a simplified basis based on case characteristics, such as required Policy size, average age of group and the industry of the group using our standard mortality assumptions.  We will issue on a guaranteed basis for larger groups based on case characteristics such as the size of the group, Policy size, average age of group, industry, and group location.

Illustrations

Upon Request, we will provide you an illustration of Cash Surrender Value, Account Value and death benefits.  The first illustration you Request during a Policy Year will be provided to you free of charge.  Thereafter, each additional illustration Requested during the same Policy Year will be provided to you for a nominal fee not to exceed $50.

Financial Statements

The consolidated financial statements of Great-West as contained herein should be considered only as bearing upon Great-West's ability to meet its obligations under the Policies, and they should not be considered as bearing on the investment performance of the Series Account.  The variable interest of Owners under the Policies are affected solely by the investment results of the Series Account.

Great-West Life & Annuity
Insurance Company
(a wholly-owned subsidiary of
GWL&A Financial Inc.)
Consolidated Balance Sheets as of December 31, 2009 and 2008 and Related Consolidated Statements of Income, Statements of Stockholder’s Equity and Statements of Cash Flows for Each of the Three Years in the Period Ended December 31, 2009 and Report of Independent Registered Public Accounting Firm

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of
Great-West Life & Annuity Insurance Company
Greenwood Village, Colorado

We have audited the accompanying consolidated balance sheets of Great-West Life & Annuity Insurance Company and subsidiaries (the “Company”) as of December 31, 2009 and 2008, and the related consolidated statements of income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2009.  Our audits also included the financial statement schedule listed in the Index at Item 15.  These consolidated financial statements and financial statement schedule are the responsibility of the Company’s management.  Our responsibility is to express an opinion on the consolidated financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Great-West Life & Annuity Insurance Company and subsidiaries as of December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.  Also, in our opinion, such financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

As discussed in Note 2, the Company changed its accounting for the recognition and presentation of other-than-temporary impairments for certain investments, as required by accounting guidance adopted on April 1, 2009.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado
February 19, 2010

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Balance Sheets
December 31, 2009 and 2008
(In Thousands, Except Share Amounts)

	December 31,
	2009	2008
Assets
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost $14,117,799 and $13,394,675)	$13,917,813	$11,973,536
Fixed maturities, held for trading, at fair value (amortized cost $135,425 and $39,803)	140,174	38,834
Mortgage loans on real estate (net of allowances of $14,854 and $8,834)	1,554,132	1,380,101
Equity investments, available-for-sale, at fair value (cost $18,860 and $16,330)	25,679	17,790
Policy loans	3,971,833	3,979,094
Short-term investments, available-for-sale (cost approximates fair value)	488,480	366,370
Limited partnership and limited liability corporation interests	253,605	293,956
Other investments	24,312	31,992
Total investments	20,376,028	18,081,673

Other assets:
Cash	170,978	28,352
Reinsurance receivable	573,963	546,491
Deferred acquisition costs and value of business acquired	481,044	714,031
Investment income due and accrued	225,449	145,775
Premiums in course of collection	9,015	8,309
Deferred income taxes	125,878	577,799
Collateral under securities lending agreements	38,296	43,205
Due from parent and affiliates	196,697	41,793
Goodwill	105,255	105,255
Other intangible assets	29,632	33,824
Other assets	491,471	603,091
Assets of discontinued operations	87,719	124,089
Separate account assets	18,886,901	15,121,943
Total assets	$41,798,326	$36,175,630

See notes to consolidated financial statements.	(Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Balance Sheets
December 31, 2009 and 2008
(In Thousands, Except Share Amounts)

	December 31,
	2009	2008
Liabilities and stockholder's equity
Policy benefit liabilities:
Future policy benefits	$18,972,560	$18,105,648
Policy and contract claims	286,176	290,288
Policyholders' funds	358,795	320,320
Provision for policyholders' dividends	69,494	70,700
Undistributed earnings on participating business	3,580	1,614
Total policy benefit liabilities	19,690,605	18,788,570

General liabilities:
Due to parent and affiliates	537,563	533,870
Repurchase agreements	491,338	202,079
Commercial paper	97,613	97,167
Payable under securities lending agreements	38,296	43,205
Other liabilities	618,508	655,576
Liabilities of discontinued operations	87,719	124,089
Separate account liabilities	18,886,901	15,121,943
Total liabilities	40,448,543	35,566,499

Commitments and contingencies (Note 20)

Stockholder's equity:
Preferred stock, $1 par value, 50,000,000 shares authorized; none issued and outstanding	-	-
Common stock, $1 par value, 50,000,000 shares authorized; 7,032,000 shares issued and outstanding	7,032	7,032
Additional paid-in capital	761,330	756,912
Accumulated other comprehensive income (loss)	(132,721)	(762,673)
Retained earnings	714,142	607,860
Total stockholder's equity	1,349,783	609,131
Total liabilities and stockholder's equity	$41,798,326	$36,175,630

See notes to consolidated financial statements.	(Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Statements of Income
Years Ended December 31, 2009, 2008 and 2007
(In Thousands)

	Year Ended December 31,
	2009	2008	2007
Revenues:
Premium income, net of premiums ceded of $48,761, $37,176 and $1,432,360	$560,252	$525,137	$(857,267)
Fee income	386,201	429,221	463,265
Net investment income	1,149,084	1,078,469	1,139,541
Realized investment gains (losses), net:
Total other-than-temporary losses recognized	(112,764)	(91,398)	(34,874)
Less: Non-credit portion of other-than-temporary losses transferred to and recognized in other comprehensive income	13,422	-	-
Net other-than-temporary losses recognized in earnings	(99,342)	(91,398)	(34,874)
Other realized investment gains, net	31,802	69,702	32,846
Total realized investment gains (losses), net	(67,540)	(21,696)	(2,028)
Total revenues	2,027,997	2,011,131	743,511
Benefits and expenses:
Life and other policy benefits, net of reinsurance recoveries of $47,077, $42,380and $39,640	590,456	605,111	624,381
Increase (decrease) in future policy benefits	109,728	(38,354)	(1,460,523)
Interest paid or credited to contractholders	552,620	515,428	497,438
Provision (benefit) for policyholders' share of earnings on participating business (Note 4)	1,245	(206,415)	20,296
Dividends to policyholders	72,755	71,818	93,544
Total benefits	1,326,804	947,588	(224,864)
General insurance expenses	429,143	429,695	432,426
Amortization of deferred acquisition costs and value of business acquired	65,998	52,699	135,570
Interest expense	37,508	39,804	41,713
Total benefits and expenses, net	1,859,453	1,469,786	384,845
Income from continuing operations before income taxes	168,544	541,345	358,666
Income tax expense	46,108	95,838	118,791
Income from continuing operations	122,436	445,507	239,875
Income from discontinued operations, net of income taxes of $ - , $388,836and $85,707	-	652,788	178,853
Net income	$122,436	$1,098,295	$418,728

See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2009, 2008 and 2007
(In Thousands)

			Accumulated Other
			Comprehensive Income (Loss)
	Common	Additional Paid-in	Unrealized Gains (Losses)	Employee Benefit Plan	Retained
	Stock	Capital	on Securities	Adjustments	Earnings	Total
Balances, January 1, 2007	$7,032	$737,857	$(15,708)	$(30,829)	$1,474,517	$2,172,869
Net income					418,728	418,728
Other comprehensive income (loss), net of income taxes:
Net change in unrealized gains			9,903			9,903
Employee benefit plan adjustment				34,998		34,998
Total comprehensive income						463,629
Impact of adopting ASC section 815-15-25 "Derivatives and Hedging - Embedded Derivatives - Recognition" to derivative instruments			118		(3)	115
Impact of adopting ASC section 740-10-25 "Income
Taxes - Overall - Recognition" to accounting for income tax uncertainties					(6,195)	(6,195)
Dividends					(604,983)	(604,983)
Capital contribution - stock-based compensation		3,816				3,816
Income tax benefit on stock-based compensation		5,860				5,860
Balances, December 31, 2007	7,032	747,533	(5,687)	4,169	1,282,064	2,035,111
Net income					1,098,295	1,098,295
Other comprehensive income (loss), net of income taxes:
Net change in unrealized gains (losses)			(685,907)			(685,907)
Employee benefit plan adjustment				(75,248)		(75,248)
Total comprehensive income						337,140
Impact of adopting ASC section 715-20-65 "Defined
Benefit Plans" measurement date provisions					(206)	(206)
Dividends					(1,772,293)	(1,772,293)
Capital contribution - stock-based compensation		5,123				5,123
Income tax benefit on stock-based compensation		4,256				4,256
Balances, December 31, 2008	7,032	756,912	(691,594)	(71,079)	607,860	609,131
Net income					122,436	122,436
Other comprehensive income (loss), net of income taxes:
Non-credit component of impaired losses on fixed maturities available-for-sale			(4,367)			(4,367)
Net change in unrealized gains (losses)			614,379			614,379
Employee benefit plan adjustment				28,468		28,468
Total comprehensive income						760,916
Impact of adopting ASC section 320-10-65 "Investments -
Debt and Equity Securities" on available-for-sale securities, net of tax			(8,528)		8,528	-
Dividends					(24,682)	(24,682)
Capital contribution - stock-based compensation		2,181				2,181
Income tax benefit on stock-based compensation		2,237				2,237
Balances, December 31, 2009	$7,032	$761,330	$(90,110)	$(42,611)	$714,142	$1,349,783

See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Statements of Cash Flows
Years Ended December 31, 2009, 2008 and 2007
(In Thousands)

	Year Ended December 31,
	2009	2008	2007
Cash flows from operating activities:
Net income	$122,436	$1,098,295	$418,728
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Earnings allocated to participating policyholders	1,245	(206,415)	20,296
Amortization of premiums / (accretion) of discounts on investments, net	(59,048)	(55,161)	(58,067)
Net realized (gains) losses on investments	67,540	24,205	(2,155)
Net purchases of trading securities	(97,474)	(18,869)	(20,825)
Interest credited to contractholders	546,429	510,996	493,049
Depreciation and amortization	83,951	75,220	176,560
Deferral of acquisition costs	(80,977)	(65,108)	(73,062)
Deferred income taxes	125,525	5,525	(5,239)
Income from discontinued operations	-	(681,528)	-
Changes in assets and liabilities:
Policy benefit liabilities	59,227	(325,306)	(407,250)
Reinsurance receivable	8,898	(158,532)	(106,382)
Accrued interest and other receivables	(80,380)	(8,388)	26,695
Other, net	(86,254)	138,089	46,513
Net cash provided by operating activities	611,118	333,023	508,861

Cash flows from investing activities:
Proceeds from sales, maturities and redemptions of investments:
Fixed maturities available-for-sale	3,625,569	4,056,869	4,052,791
Mortgage loans on real estate	96,258	112,760	159,959
Equity investments and other limited partnership interests	52,144	46,860	51,596
Purchases of investments:
Fixed maturities available-for-sale	(4,026,580)	(3,742,716)	(4,015,650)
Mortgage loans on real estate	(282,252)	(297,715)	(228,746)
Equity investments and other limited partnership interests	(14,316)	(13,421)	(35,372)
Acquisitions, net of cash acquired	-	-	(15,208)
Net change in short-term investments	(400,781)	81,143	1,132,840
Net change in repurchase agreements	289,259	63,542	(625,242)
Other, net	101,734	(98,662)	(36,643)
Proceeds from the disposition of Healthcare segment, net of cash disposed, direct expenses and income taxes	-	846,759	-
Net cash provided by (used in) investing activities	(558,965)	1,055,419	440,325

See notes to consolidated financial statements.	(Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Statements of Cash Flows
Years Ended December 31, 2009, 2008 and 2007
(In Thousands)

	Year Ended December 31,
	2009	2008	2007
Cash flows from financing activities:
Contract deposits	$1,921,471	$1,921,238	$1,228,154
Contract withdrawals	(1,660,454)	(1,465,420)	(1,491,994)
Change in due to parent and affiliates	(168,402)	(6,389)	(31,483)
Dividends paid	(24,682)	(1,772,293)	(604,983)
Net commercial paper borrowings	446	1,500	647
Change in bank overdrafts	19,857	(108,418)	(23,523)
Income tax benefit of stock option exercises	2,237	4,256	5,860
Net cash used in financing activities	90,473	(1,425,526)	(917,322)

Net increase (decrease) in cash	142,626	(37,084)	31,864
Cash, continuing and discontinued operations, beginning of year	28,352	65,436	33,572
Cash, continuing and discontinued operations, end of year	170,978	28,352	65,436
Less cash, discontinued operations, end of year	-	-	(10,622)
Cash, end of year	$170,978	$28,352	$54,814

Supplemental disclosures of cash flow information:
Net cash paid (received) during the year for:
Income taxes	$(44,878)	$390,897	$121,847
Income tax payments withheld and remitted to taxing authorities	55,055	56,637	53,264
Interest	37,508	39,804	41,713

Non-cash investing and financing transactions during the years:
Share-based compensation expense	$2,181	$5,123	$3,816
Return of invested reinsurnace assets to The Canada Life Assurance Company (See Note 5)	-	-	1,608,909
Fair value of assets acquired in settlement of fixed maturity investments	-	6,388	-

See notes to consolidated financial statements.	(Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

1. Organization, Basis of Presentation and Significant Accounting Policies

Organization - Great-West Life & Annuity Insurance Company (“GWLA”) and its subsidiaries (collectively, the “Company”) is a direct wholly-owned subsidiary of GWL&A Financial Inc. (“GWL&A Financial”), a holding company formed in 1998.  GWL&A Financial is a wholly-owned subsidiary of Great-West Lifeco U.S. Inc. (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”).  The Company offers a wide range of life insurance, retirement and investment products to individuals, businesses and other private and public organizations throughout the United States.  The Company is an insurance company domiciled in the State of Colorado and is subject to regulation by the Colorado Division of Insurance.

Basis of presentation - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Significant estimates are required to account for valuation of investments and other-than-temporary impairments, recognition of income on certain investments, valuation and accounting for derivative instruments, goodwill, deferred acquisition costs and value of business acquired, policy and contract benefits and claims, employee benefits plans and taxes on income.  Actual results could differ from those estimates.

The consolidated financial statements include the accounts of the Company and its subsidiaries.  Intercompany transactions and balances have been eliminated in consolidation.

Significant Accounting Policies

Investments - Investments are reported as follows:

1.
The Company classifies the majority of its fixed maturity and all of its equity investments as available-for-sale and records them at fair value with the related net unrealized gain or loss, net of policyholder related amounts and deferred taxes, in accumulated other comprehensive income (loss) in the stockholder’s equity section of the consolidated balance sheets. Net unrealized gains and losses related to participating contract policies that cannot be distributed are recorded as undistributed earnings on participating business in the Company’s consolidated balance sheets.  The Company recognizes the acquisition of its fixed maturity and equity investments on a trade date basis.

Premiums and discounts are recognized as a component of net investment income using the scientific interest method. Realized gains and losses are included in net realized investment gains (losses). Declines in value determined to be other-than-temporary are included in total other-than-temporary impairment losses recognized.

The Company purchases fixed maturity securities which are classified as held for trading.  Assets in the held for trading category are carried at fair value with changes in fair value reported in net investment income.

The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned.  Prepayments on all mortgage-backed and asset-backed securities are monitored monthly and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

2.
Mortgage loans on real estate are commercial loans and are carried at their unpaid balances adjusted for any unamortized premiums or discounts and allowances for credit losses.  Interest income is accrued on the unpaid principal balance.  Discounts and premiums are amortized to net investment income using the scientific interest method.  Accrual of interest is discontinued on any impaired loans where collection of interest is doubtful.

The Company maintains an allowance for credit losses at a level that, in management’s opinion, is sufficient to absorb credit losses on its impaired loans.  Management’s judgment is based upon  situational analysis of each individual loan and may consider past loss experience and current and projected economic conditions.  The measurement of impaired loans is based upon the fair value of the underlying collateral.

3.
Equity investments classified as available-for-sale are carried at fair value with net unrealized gains and losses, net of deferred taxes, reported as accumulated other comprehensive income (loss) in the stockholder’s equity section of the Company’s consolidated balance sheets.  The Company uses the equity method of accounting for investments in which it has more than a minor interest and has influence in the entity’s operating and financial policies, but does not have a controlling interest.  Realized gains and losses are included in net realized gains (losses) on investments. Declines in value, determined to be other-than-temporary, are included in total other-than-temporary impairment losses recognized.

4.
Limited partnership interests are accounted for using the cost method of accounting.  The Company uses this method since it has a minor equity interest and virtually no influence over the entity’s operations.  Also included in limited partnership interests are limited partnerships established for the purpose of investing in low-income housing that qualify for federal and state tax credits.  These securities are carried at amortized cost as determined using the effective yield method.

5.	Policy loans are carried at their unpaid balances.

6.
Short-term investments include securities purchased with initial maturities of one year or less and are carried at amortized cost, which approximates fair value.  The Company classifies its short-term investments as available-for-sale.

7.	Gains and losses realized on disposal of investments are determined on a specific identification basis. See item 10 below for a description of realization of other-than-temporary impairments.

8.
The Company may employ a trading strategy that involves the sale of securities with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price.  Proceeds of the sale are reinvested in other securities and may enhance the current yield and total return.  The difference between the sales price and the future repurchase price is recorded as an adjustment to net investment income.  During the period between the sale and repurchase, the Company will not be entitled to receive interest and principal payments on the securities sold.  Losses may arise from changes in the value of the securities or if the counterparty enters bankruptcy proceedings or becomes insolvent.  In such cases, the Company’s right to repurchase the security may be restricted.  Amounts owed to brokers under these arrangements are included in repurchase agreements in the accompanying consolidated balance sheets. The liability is collateralized by securities with approximately the same fair value.

9.
The Company receives collateral for lending securities that are held as part of its investment portfolio.  The Company requires collateral in an amount greater than or equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned.  Such collateral is used to replace the securities loaned in event of default by the borrower.  The Company’s securities lending transactions are accounted for as collateralized borrowings.  Collateral is defined as government securities, letters of credit and/or cash collateral.  The borrower can return and the Company can request the loaned securities at any time.  The Company maintains ownership of the loaned securities at all times and is entitled to receive from the borrower any payments for interest or dividends received on such securities during the loan term.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

10.
One of the significant estimates inherent in the valuation of investments is the evaluation of investments for other-than-temporary impairments.  The evaluation of impairments is a quantitative and qualitative process, which is subject to risks and uncertainties and is intended to determine whether declines in the fair value of investments should be recognized in current period earnings.  The risks and uncertainties include changes in general economic conditions, the issuer’s financial condition or near term recovery prospects, the effects of changes in interest rates or credit spreads and the recovery period.  The Company’s accounting policy requires that a decline in the value of a security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary.  If management either (a) has the intent to sell the fixed maturity investment or (b) it is more likely than not the Company will be required to sell the fixed maturity investment before its anticipated recovery, a charge is recorded in net realized losses on investments equal to the difference between the fair value and cost or amortized cost basis of the security.  If management does not intend to sell the security and it is not more likely than not the Company will be required to sell the fixed maturity investment before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the fixed maturity investment prior to impairment) is less than the amortized cost basis of the fixed maturity investment (referred to as the credit loss portion), an other-than-temporary impairment is considered to have occurred.  In this instance, total other-than-temporary impairment is bifurcated into two components: the amount related to the credit loss, which is recognized in earnings; and the amount attributed to other factors (referred to as the non-credit portion), which is recognized as a separate component in accumulated other comprehensive income (loss).  After the recognition of an other-than-temporary impairment, the fixed maturity investment is accounted for as if it had been purchased on the measurement date of the other-than-temporary impairment, with an amortized cost basis equal to the previous amortized cost basis less the other-than-temporary impairment recognized in earnings.

If management does not have the ability and intent to hold an impaired available-for-sale equity investment for a period of time sufficient to allow for the recovery of its value to an amount equal or greater than its cost, then the investment shall be deemed other-than-temporarily impaired.  An impairment loss is recorded in earnings for the difference between the equity investment’s cost and fair value at the balance sheet date of the reporting period for which the assessment is made.

Derivative financial instruments - All derivatives, whether designated in hedging relationships or not, are recorded on the consolidated balance sheets in other assets and other liabilities at fair value.  Accounting for the ongoing changes in the fair value of a derivative depends upon the intended use of the derivative and its designation as determined when the derivative contract is entered into.  If the derivative is designated as a fair value hedge, the changes in its fair value and of the fair value of the hedged item attributable to the hedged risk are recognized in earnings in net investment income.  If the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income (loss) in the Company’s consolidated balance sheets and are recognized in the consolidated income statements when the hedged item affects earnings.  Changes in the fair value of derivatives not qualifying for hedge accounting and the over effective portion of cash flow hedges are recognized in net investment income in the period of the change.  Certain derivatives in a net asset position have cash pledged as collateral to the Company in accordance with the collateral support agreements with the counterparty. This collateral is held directly by the Company.  This unrestricted cash collateral is included in other assets and the obligation to return is included in other liabilities.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

Cash - Cash includes only amounts in demand deposit accounts.

Bank overdrafts - The Company’s cash management system provides for the reimbursement of all major bank disbursement accounts on a daily basis.  Checks issued but not yet presented to banks for payment can result in overdraft balances for accounting purposes and are included in other liabilities in the accompanying consolidated balance sheets.  At December 31, 2009 and 2008, these liabilities were $28,674 and $8,817, respectively.

Internal use software – Purchased software costs, as well as certain internal and external costs incurred to develop internal use computer software during the application development stage are capitalized.  Capitalized internal use software development costs, net of accumulated amortization, in the amounts of $20,590 and $14,944, are included in other assets at December 31, 2009 and 2008, respectively.  The Company capitalized $8,014, $2,324 and $3,504 of internal use software development costs during the years ended December 31, 2009, 2008 and 2007, respectively.

Deferred acquisition costs and value of business acquired - Deferred acquisition costs (“DAC”), which primarily consists of sales commissions and costs associated with the Company’s sales representatives related to the production of new business or through the acquisition of insurance or annuity contracts through indemnity reinsurance transactions, have been deferred to the extent recoverable.  The value of business acquired (“VOBA”) represents the estimated fair value of insurance or annuity contracts acquired either directly through the acquisition of another insurance company or through the acquisition of insurance or annuity contracts through assumption reinsurance transactions.  The recoverability of such costs is dependent upon the future profitability of the related business.  DAC and VOBA associated with the annuity products and flexible premium universal life insurance products are being amortized over the life of the contracts in proportion to the emergence of gross profits.  Retrospective adjustments of these amounts are made when the Company revises its estimates of current or future gross profits.  DAC and VOBA associated with traditional life insurance are amortized over the premium-paying period of the related policies in proportion to premium revenues recognized.  See Note 9 for additional information regarding deferred acquisition costs and the value of business acquired.

Goodwill and other intangible assets - Goodwill is the excess of cost over the fair value of assets acquired and liabilities assumed in connection with an acquisition and is considered an indefinite lived asset and therefore is not amortized.  The Company tests goodwill for impairment annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test.  If the carrying value of goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income in the period in which the impairment is identified.  There were no impairments of goodwill recognized during the years ended December 31, 2009, 2008 or 2007.

Other intangible assets represent the estimated fair value of the portion of the purchase price that was allocated to the value of customer relationships and preferred provider relationships in various acquisitions.  These intangible assets have been assigned values using various methodologies, including present value of projected future cash flows, analysis of similar transactions that have occurred or could be expected to occur in the market, and replacement or reproduction cost.  The initial valuations of these intangible assets were supported by an independent valuation study that was commissioned by the Company and executed by qualified valuation experts.  Other identified intangible assets with finite lives are amortized over their estimated useful lives, which initially ranged from 4 to 14 years (weighted average 13 years), primarily based upon the cash flows generated by these assets.

Separate accounts - Separate account assets and related liabilities are carried at fair value in the accompanying consolidated balance sheets.  The Company’s separate accounts invest in shares of Maxim Series Fund, Inc. and Putnam Funds, open-end management investment companies, which are affiliates of the Company, and shares of other non-affiliated mutual funds and government and corporate bonds.  Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and, therefore, are not included in the Company’s consolidated statements of income.  Revenues to the Company from the separate accounts consist of contract maintenance fees, administrative fees and mortality and expense risk charges.  The Company’s separate accounts include mutual funds or other investment options that purchase guaranteed interest annuity contracts issued by the Company.  During the years ended December 31, 2009 and 2008, these purchases totaled $149,302 and $64,723, respectively.  As the general account investment contracts are also included in the separate account balances in the accompanying consolidated balance sheets, the Company has reduced the separate account assets and liabilities by $364,233 and $265,299 at December 31, 2009 and 2008, respectively, to eliminate these amounts in its consolidated balance sheets at those dates.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

Life insurance and annuity future benefits - Life insurance and annuity future benefits with life contingencies in the amounts of $11,807,570 and $11,322,866 at December 31, 2009 and 2008, respectively, are computed on the basis of estimated mortality, investment yield, withdrawals, future maintenance and settlement expenses and retrospective experience rating premium refunds.  Annuity contract benefits without life contingencies in the amounts of $7,117,591 and $6,736,101 at December 31, 2009 and 2008, respectively, are established at the contractholder’s account value.

Reinsurance - The Company enters into reinsurance transactions as both a provider and purchaser of reinsurance.  In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and coinsurance contracts.  For each of its reinsurance agreements, the Company determines if the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards.  If the Company determines that a reinsurance agreement does not provide indemnification against loss or liability relating to insurance risk, the Company records the agreement using the deposit method of accounting.  The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

Policy benefits and policy and contract claims ceded to other insurance companies are carried as a reinsurance receivable in the accompanying consolidated balance sheets.  The cost of reinsurance related to long duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policy and contract claims - Policy and contract claims include provisions for claims incurred but not reported and claims in the process of settlement.  The provision for claims incurred but not reported is valued based primarily on the Company’s prior experience.  The claims in the process of settlement are valued in accordance with the terms of the related policies and contracts.

Participating business - The Company has participating policies in which the policyholder shares in the Company’s earnings through policyholder dividends that reflect the difference between the assumptions used in the premium charged and the actual experience on those policies.  The amount of dividends to be paid is determined by the Board of Directors.

Participating life and annuity policy benefits are $6,354,261 and $6,155,890 at December 31, 2009 and 2008, respectively.  Participating business approximates 9% of the Company’s individual life insurance in-force at December 31, 2009 and 2008 and 19%, 24% and 32% of individual life insurance premium income for the years ended December 31, 2009, 2008 and 2007, respectively.  The policyholder’s share of net income on participating policies that cannot be distributed is excluded from stockholder’s equity by a charge to operations and a credit to a liability.

The Company had established a Participating Policyholder Experience Account (“PPEA”) for the benefit of all participating policyholders, which was included in the accompanying consolidated balance sheets at December 31, 2007.  The Company had also established a Participation Fund Account (“PFA”) for the benefit of the participating policyholders previously assumed from The Great-West Life Assurance Company (“GWL”) under an assumption reinsurance transaction.  The PFA was part of the PPEA.  As discussed in Note 4, on January 1, 2008, the Company was no longer required to maintain the PPEA.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

Recognition of premium and fee income and benefits and expenses - Life insurance premiums are recognized when due.  Annuity contract premiums with life contingencies are recognized as received.    Revenues for annuity and other contracts without significant life contingencies consist of contract charges for the cost of insurance and contract administration and surrender fees that have been assessed against the contract account balance during the period and are recognized when earned.  Fees from assets under management, which consist of contract maintenance fees, administration fees and mortality and expense risk charges, are recognized when due.  Benefits and expenses on policies with life contingencies are associated with earned premiums so as to result in recognition of profits over the life of the contracts.   Premiums and policyholder benefits and expenses are presented net of reinsurance.

Net investment income - Interest and dividend income from fixed maturities and mortgage loans on real estate is recognized when earned.  Net investment income on equity securities available-for-sale is primarily comprised of dividend income and is recognized on ex-dividend date.

Net realized gains and losses on investments and derivative financial instruments - Net realized gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis.  Net realized gains and losses also result from the termination of derivative contracts prior to expiration that are not designated as hedges for accounting purposes and certain fair-value hedge relationships.  Impairments are recognized as other-than-temporary impairment losses when investment losses in value are deemed other-than-temporary.  Non-credit impairments are reclassified to accumulated other comprehensive income (loss).

Income taxes - Income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s consolidated financial statements or consolidated tax returns.  In estimating future tax consequences, all expected future events, other than the enactments or changes in the tax laws or rules, are considered.  Although realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized.

Share-based compensation - Lifeco maintains the Great-West Lifeco Inc. Stock Option Plan (the “Lifeco plan”) that provides for the granting of options on its common shares to certain of its officers and employees and those of its subsidiaries, including the Company.  The Company uses the fair value method to recognize the cost of share-based employee compensation under the Lifeco plan.

Regulatory requirements - In accordance with the requirements of the Colorado Division of Insurance, GWLA must demonstrate that it maintains adequate capital.  At December 31, 2009 and 2008, GWLA was in compliance with the requirement.  See Note 12.

In accordance with the requirements of the regulatory authorities in the states in which the Company conducts its business, it is required to maintain deposits with those authorities for the purpose of security for policy and contractholders.  The Company fulfills this requirement generally with the deposit of United States government obligations.

2.  Application of Recent Accounting Pronouncements

Recently adopted accounting pronouncements

In June 2009, the Financial Accounting Standards Board (the “FASB”) issued Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles - a replacement of FASB Statement No. 162” (“SFAS No. 168”).  SFAS No. 168 establishes the FASB Accounting Standards CodificationTM (the “ASC”) as the single source of authoritative accounting principles recognized by the FASB to be applied in the preparation of financial statements in conformity with generally accepted accounting principles in the United States (“GAAP”) applied by nongovernmental entities.  All previously issued GAAP authoritative pronouncements are superseded and replaced by the ASC and are considered non-authoritative.  The ASC also established that rules and interpretative releases of the Securities and Exchange Commission (the “SEC”) under authority of federal securities laws are also sources of GAAP for SEC registrants.  SFAS No. 168 and the ASC are effective for interim or annual financial periods ending after September 15, 2009.  The Company adopted SFAS No. 168 and the ASC for its fiscal quarter ended September 30, 2009.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

In February 2006, the FASB issued Statement of Financial Accounting Standards No. 155, “Accounting for Certain Hybrid Financial Instruments” (“SFAS No. 155”).  Effective July 1, 2009, SFAS No. 155 was superseded and replaced by certain provisions of ASC topic 815, “Derivatives and Hedging” (“ASC topic 815”). These provisions of ASC topic 815 permit any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation to be carried at fair value in its entirety, with changes in fair value recognized in earnings.  In addition, these provisions of ASC topic 815 require that beneficial interests in securitized financial assets be analyzed to determine whether they are freestanding derivatives or contain an embedded derivative.  These provisions of ASC topic 815 are applicable to new or modified financial instruments in fiscal years beginning after September 15, 2006, however they may be applied to instruments that an entity holds at the date of adoption on an instrument-by-instrument basis.  The Company adopted these provisions on January 1, 2007.  The adoption increased stockholder’s equity by $115.

In June 2006, the FASB issued Financial Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  Effective July 1, 2009, FIN 48 was superseded and replaced by certain provisions of ASC topic 740, “Income Taxes” (“ASC topic 740”).  These provisions of ASC topic 740 clarify the accounting for uncertainty in income taxes.  In addition, they prescribe a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken in a tax return.  They also provide guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.  These provisions of ASC topic 740 are effective for fiscal years beginning after December 15, 2006. The Company adopted these provisions on January 1, 2007. The adoption decreased stockholder’s equity by $6,195.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”).  Effective July 1, 2009, SFAS No. 157 was superseded and replaced by certain provisions of ASC topic 820, “Fair Value Measurements and Disclosures” (“ASC topic 820”).    These provisions enhance guidance for using fair value to measure assets and liabilities.  These provisions also provide expanded information about the extent to which a company measures assets and liabilities at fair value, the information used to measure fair value and the effect of fair value measurements on earnings.  These provisions of ASC topic 820 are applicable whenever other authoritative pronouncements require or permit assets or liabilities to be measured at fair value and are effective for fiscal years beginning after November 15, 2007.  The Company adopted these provisions on January 1, 2008.  The adoption did not have a material impact on the Company’s financial position or results of its operations.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans” (“SFAS No. 158”).  Effective July 1, 2009, SFAS No. 158 was superseded and replaced by certain provisions of ASC topic 715, “Compensation – Retirement Benefits” (“ASC topic 715”).  For fiscal years ending after December 15, 2006, these provisions of ASC topic 715 require a company to recognize in its balance sheet an asset for a defined benefit postretirement plan’s overfunded status or a liability for a plan’s underfunded status and recognize changes in the funded status of a defined benefit postretirement plan in the other comprehensive income section of stockholder’s equity in the year in which the changes occur, and provide additional disclosures. The Company adopted the recognition and disclosure provisions of these provisions of ASC topic 715 as of December 31, 2006, decreasing accumulated other comprehensive income (loss) by $6,734.  In addition, for fiscal years ended after December 15, 2008, these provisions of ASC topic 715 require a company to measure a defined benefit postretirement plan’s assets and obligations that determine its funded status as of the end of its fiscal year.  The Company adopted these measurement provisions for its fiscal year ended December 31, 2008, decreasing stockholder’s equity by $206. The adoption did not affect the results of operations for the years ended December 31, 2008, 2007, or 2006.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB Statement No. 115” (“SFAS No.159”).  Effective July 1, 2009, SFAS No. 159 was superseded and replaced by certain provisions of ASC topic 825, “Financial Instruments” (“ASC topic 825”).  These provisions of ASC topic 825 permit an entity to measure financial instruments and certain other items at estimated fair value.  Most of these provisions are elective; however, certain amendments to ASC topic 320, “Investments - Debt and Equity Securities” (“ASC topic 320”) apply to all entities that own trading and available-for-sale securities.  The fair value option permits an entity to measure eligible items at fair value as of specified election dates.  The fair value option (a) may generally be applied instrument by instrument, (b) is irrevocable unless a new election date occurs, and (c) must be applied to the entire instrument and not to only a portion of the instrument.  These provisions of ASC topic 825 are effective as of the beginning of the first fiscal year that begins after November 15, 2007. The Company adopted these provisions on January 1, 2008.  The adoption did not have an impact on the Company’s financial position or results of its operations.

In December 2007, the FASB issued Statement of Financial Accounting Standards No. 141(R), “Business Combinations” (“SFAS No. 141(R)”) and Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51” (“SFAS No. 160”).  Effective July 1, 2009, SFAS No. 141(R) was superseded and replaced by certain provisions of ASC topic 805, “Business Combinations” (“ASC topic 805”).  Effective July 1, 2009, SFAS No. 160 was superseded and replaced by certain provisions of ASC topic 810, “Consolidation”, (“ASC topic 810”).  These provisions of the codification topics change the accounting for and reporting of business combination transactions and non-controlling (minority) interests in consolidated financial statements.  Some of the significant changes include the recognition of 100% percent of the fair value of assets acquired, liabilities assumed and non-controlling interest of acquired businesses; recognition of contingent consideration arrangements at their acquisition date fair values, with subsequent changes in fair value reflected in net income; recognition of acquisition related transaction costs as expense when incurred; and recognition of acquisition related restructuring cost accruals in acquisition accounting only if certain criteria are met as of the acquisition date.  These provisions of ASC topic 805 and ASC topic 810 are required to be adopted simultaneously and are effective for fiscal years beginning after December 15, 2008.  The Company adopted these provisions of the codification topics for its fiscal year beginning January 1, 2009.  The adoption of these provisions of ASC topic 805 and ASC topic 810 did not have an impact on the Company’s consolidated financial position or the results of its operations.

In February 2008, the FASB issued Staff Position No. 157-2, “Effective Date of FASB Statement No. 157” (“FSP No. 157-2”).  Effective July 1, 2009, FSP No. 157-2 was superseded and replaced by certain provisions of ASC topic 820, “Fair Value Measurements and Disclosures” (“ASC topic 820”).  These provisions of ASC topic 820 defer the effective date for all nonrecurring fair value measurements of non-financial assets and non-financial liabilities until fiscal years beginning after November 15, 2008.  Non-financial assets include assets associated with business acquisitions and impairment testing of tangible and intangible assets.  The Company adopted these provisions of ASC topic 820 for its fiscal year beginning January 1, 2009.  The adoption of these provisions of ASC topic 820 did not have a material impact on the Company’s consolidated financial position or the results of its operations.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures About Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133” (“SFAS No. 161”).  Effective July 1, 2009, SFAS No. 161 was superseded and replaced by certain provisions of ASC topic 815, “Derivatives and Hedging” (“ASC topic 815”).  These provisions of ASC topic 815 apply to all derivative instruments and related hedged items.  These provisions of ASC topic 815 require entities to provide enhanced disclosures regarding (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for and (c) how derivative instruments and related hedged items affect an entity’s financial position, results of operations and cash flows.  These provisions of ASC topic 815 are effective for fiscal years beginning after November 15, 2008.  The Company adopted these provisions of ASC topic 815 for its fiscal year beginning January 1, 2009.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

In April 2008, the FASB issued Staff Position No. FAS 142-3, “Determination of the Useful Life of Intangible Assets” (“FSP FAS No. 142-3”).  Effective July 1, 2009, FSP FAS No. 142-3 was superseded and replaced by certain provisions of ASC topic 350, “Intangibles - Goodwill and Other” (“ASC topic 350”).  These provisions of ASC topic 350 require, among other things, the amendment of factors that must be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset.  In determining the useful life of an intangible asset for amortization purposes, an entity shall consider, among other things, the periods of expected cash flows, adjusted for certain entity-specific factors.  These provisions of ASC topic 350 are effective for fiscal years beginning after December 15, 2008.  The Company adopted these provisions of ASC topic 350 for its fiscal year beginning January 1, 2009.  The adoption of these provisions of ASC topic 350 did not have an impact on the Company’s consolidated financial position or the results of its operations.

In October 2008, the FASB issued Staff Position No. 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active” (“FSP No. 157-3”).  Effective July 1, 2009, FSP No. FAS 157-3 was superseded and replaced by certain provisions of ASC topic 820.     These provisions of ASC topic 820 apply to financial assets within the scope of accounting pronouncements that require or permit fair value measurements.  These provisions of ASC topic 820 clarify when a market that is not active and provide an example to illustrate key conditions in determining the fair value of a financial asset when the market for that financial asset is not active.  These provisions became effective upon issuance including prior periods for which financial statements have not been issued.  The Company adopted these provisions effective September 30, 2008.   The adoption did not have a material impact on the Company’s financial position or results of its operations.

In December 2008, the FASB issued Staff Position No. FAS 132(R)-1, “Employers’ Disclosures About Postretirement Benefit Plan Assets” (“FSP No. FAS 132(R)-1”).  Effective July 1, 2009, FSP No. FAS 132(R)-1 was superseded and replaced by certain provisions of ASC topic 715, “Compensation - Retirement Benefits” (“ASC topic 715”).  Certain provisions of ASC topic 715 require, among other things, additional disclosures about assets held in an employer’s defined benefit pension plan including disclosures regarding investment policies and strategies, categories of plan assets, fair value measurements of plan assets and significant concentrations of risk.  The requirements of ASC topic 715 relating to these disclosures are effective for fiscal years ending after December 15, 2009.  The Company adopted these provisions of ASC topic 715 for its fiscal year ending December 31, 2009.  The adoption of these provisions of ASC topic 715 did not have an impact on the Company’s consolidated financial position or the results of its operations.

In January 2009, the FASB issued EITF 99-20-1, “Amendments to the Impairment Guidance of EITF Issue No. 99-20” (“EITF 99-20-1”).  Effective July 1, 2009, EITF 99-20-1 was superseded and replaced by certain provisions of ASC topic 325, “Investments - Other” (“ASC topic 325”).  These provisions of ASC topic 325 are an interpretative amendment to impairment guidance and align impairment guidance to that of ASC topic 320, “Investments - Debt and Equity Securities” (“ASC topic 320”).  These provisions are effective for reporting periods ending after December 15, 2008.  The Company adopted these provisions for its year ended December 31, 2008.  The adoption did not have an impact on the Company’s financial position or results of its operations.

In April 2009, the FASB issued Staff Position No. FAS 157-4, “Determining Fair Value When the Volume and Level of Activity for an Asset or Liability Have Significantly Decreased and Identifying Transactions That are Not Orderly” (“FSP No. FAS 157-4”).  Effective July 1, 2009, FSP No. FAS 157-4 was superseded and replaced by certain provisions of ASC topic 820.  These provisions of ASC topic 820 relate to determining fair values when there is no active market or where the price inputs being used represent distressed sales.  These provisions of ASC topic 820 reaffirm the need to use judgment to ascertain if a formerly active market has become inactive and in determining fair values when markets have become inactive.  These provisions of ASC topic 820 apply to all assets and liabilities within the scope of accounting pronouncements that require or permit fair value measurements.  The provisions of ASC topic 820 that relate to the determination of fair value when the volume and level of activity for an asset or liability have significantly decreased and identifying transactions that are not orderly, is effective for interim and annual periods ending after June 15, 2009.  The Company adopted these provisions of ASC topic 820 relating to these considerations for its fiscal quarter ended June 30, 2009.  The adoption of ASC topic 820 relating to these considerations did not have a material impact on the Company’s fair value measurements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

In April 2009, the FASB issued Staff Position No. FAS 115-2 and FAS 124-2, “Recognition and Presentation of Other-Than-Temporary Impairments” (“FSP No. FAS 115-2 and FAS 124-2”).  Effective July 1, 2009, FSP No. FAS 115-2 and FAS 124-2 was superseded and replaced by certain provisions of ASC topic 320, “Investments - Debt and Equity Securities” (“ASC topic 320”).  These provisions of ASC topic 320 require companies, among other things, to bring greater consistency to the timing of impairment recognition and provide for greater clarity about the credit and non-credit components of impaired debt securities that are not expected to be sold.  These provisions of ASC topic 320 also require increased and timelier disclosures regarding expected cash flows, credit losses and an aging of securities with unrealized losses.  These provisions of ASC topic 320 are effective for interim and annual periods ending after June 15, 2009.  The Company adopted these provisions of ASC topic 320 for its fiscal quarter ended June 30, 2009 and recognized the effect of applying them as a change in accounting principle.  The Company recognized an $8,528, net of income taxes, cumulative effect adjustment upon initially applying these provisions of ASC topic 320 as an increase to retained earnings with a corresponding decrease to accumulated other comprehensive income (loss).

In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165, “Subsequent Events” (“SFAS No. 165”).  Effective July 1, 2009, SFAS No.165 was superseded and replaced by certain provisions of ASC topic 855, “Subsequent Events” (“ASC topic 855”).  These provisions of ASC topic 855 require companies to establish principles and requirements for subsequent events.  Specifically, these provisions of ASC topic 855 require the disclosure of the period after the balance sheet date through which management has evaluated events and transactions that may occur for potential recognition or disclosure in a company’s financial statements.  In addition, these provisions of ASC topic 855 provide the circumstances under which the disclosures are required of an entity regarding events and circumstances that have occurred after the balance sheet date but before financial statements are issued or are available to be issued.  These provisions of ASC topic 855 are effective for interim or annual financial periods ending after June 15, 2009.  The Company adopted these provisions of ASC topic 855 for its fiscal quarter ended June 30, 2009.  The adoption of these provisions of ASC topic 855 did not have an impact on the Company’s consolidated financial position or the results of its operations.

Future adoption of new accounting pronouncements

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 166 “Accounting for Transfers of Financial Assets - an amendment of FASB Statement No. 140” (“SFAS No. 166”).  Effective July 1, 2009, SFAS No.166 was superseded and replaced by certain provisions of ASC topic 860, “Transfers and Servicing” (“ASC topic 860”).  Among other things, provisions of ASC topic 860 improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets, the effects of a transfer on its financial position, financial performance and cash flows, and a transferor’s continuing involvement, if any, in transferred financial assets.  The ASC topic 860 has been further amended relating to derecognition guidance and eliminating the exemption from consolidation for qualifying special-purpose entities.  These amendments to ASC topic 860 are effective as of the beginning of interim and annual reporting periods that begin after November 15, 2009.  The Company adopted the amended provisions of ASC topic 860 for its fiscal year beginning January 1, 2010.  The adoption of these provisions of ASC topic 860 did not have a material impact on the Company’s consolidated financial position or the results of its operations.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 167 “Amendments to FASB Interpretation No. 46(R)” (“SFAS No. 167”).  Effective July 1, 2009, SFAS No.167 was superseded and replaced by certain provisions of ASC topic 810.  These provisions of ASC topic 810 require reconsideration of whether an enterprise was the primary beneficiary of a variable interest entity (“VIE”) only when specific events had occurred.  The amended provisions of ASC topic 810 change the consolidation guidance applicable to a VIE.  They also amend the guidance governing the determination of whether an entity is the primary beneficiary of a VIE, and is, therefore, required to consolidate the VIE.  The amended provisions of ASC topic 810 also requires enhanced disclosures about an entity’s involvement with a VIE.  The amended provisions of ASC topic 810 are effective as of the beginning of interim and annual reporting periods that begin after November 15, 2009.  The Company adopted the amended provisions of ASC topic 810 for its fiscal year beginning January 1, 2010.  The adoption of these provisions of ASC topic 810 did not have a material impact on the Company’s consolidated financial position or the results of its operations.  In January 2010, the FASB moved to finalize an Accounting Standards Update (“ASU”) to defer the effective date of ASC topic 810 as it relates to a reporting enterprise’s interest in certain entities and for certain money market mutual funds.

3.  Discontinued Operations

On April 1, 2008, the Company and certain of its subsidiaries completed the sale of substantially all of their healthcare insurance business to a subsidiary of CIGNA Corporation (“CIGNA”) for $1.5 billion in cash.  During the year ended December 31, 2008, the Company recognized a gain in the amount of $681,528, net of income taxes, upon completion of the transaction.  Income from discontinued operations for the year ended December 31, 2008 includes charges in the amount of $63,739, net of income taxes, related to costs associated with the sale. The business that was sold, formerly reported as the Company’s Healthcare segment, was the vehicle through which it marketed and administered group life and health insurance to small, mid-sized and national employers.  CIGNA acquired from the Company the stop loss, group life, group disability, group medical, group dental, group vision, group prescription drug coverage and group accidental death and dismemberment insurance business in the United States and the Company’s supporting information technology infrastructure through a combination of 100% indemnity reinsurance agreements, renewal rights, related administrative service agreements and the acquisition of certain of the Company’s subsidiaries.  The Company retained a small portion of its healthcare business and reports it within its Individual Markets segment.  As discussed in Note 17, the Company’s business is now comprised of its Individual Markets, Retirement Services and Other segments. The statements of income and balance sheets of the disposed business activities are presented as discontinued operations for all periods presented in the consolidated financial statements.

In addition, the Company and CIGNA entered into a Transition Services Agreement (the “Transition Agreement”) whereby the Company will provide certain information technology and administrative and legal services on behalf of CIGNA for a period of up to twenty-four months.  CIGNA pays the Company pre-determined monthly fees for these services and reimburses it for other expenditures it makes under the terms of the Transition Agreement.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The following table summarizes the classifications of assets and liabilities of discontinued operations at December 31, 2009 and 2008:

	December 31,
Assets	2009	2008
Reinsurance receivable	$87,719	$124,089
Total assets	$87,719	$124,089

Liabilities
Future policy benefits	$56,219	$39,776
Policy and contract claims	31,500	84,313
Total liabilities	$87,719	$124,089

The following table summarizes selected financial information included in income from discontinued operations in the consolidated statements of income for the years ended December 31, 2009, 2008 and 2007:

	Year Ended December 31,
	2009	2008	2007
Revenues from discontinued operations	$-	$317,658	$1,343,961
Benefits and expenses from discontinued operations	-	346,398	1,165,108
Income (loss) from discontinued operations, net of income tax expense (benefit) $ - , ($19,258), and $85,707	-	(28,740)	178,853
Gain on sale of discontinued operations, net of income taxes of $ - , $408,094 and $ -	-	681,528	-
Income from discontinued operations	$-	$652,788	$178,853

The Company adopted a restructuring plan in connection with the sale of its Healthcare segment.  The restructuring plan consisted of a structural reorganization which will enable the Company to operate effectively in its present business environment.  The liability is included in other liabilities in the consolidated balance sheets.  The amounts incurred during the period and adjustments to original estimates during the period have been charged (credited) to income from discontinued operations in the consolidated statement of income for the year ended December 31, 2008.  At December 31, 2009, the restructuring plan was substantially complete.

The following is a reconciliation of the liability that the Company recorded related to the restructuring plan:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

Severance, retention and other employee related costs
Balance, April 1, 2008	$-
Amount incurred	49,202
Adjustments to original estimates, net	(6,268)
Cash payments and other settlements	(30,222)
Balance, December 31, 2008	12,712
Cash payments and other settlements	(13,283)
Other adjustments	1,726
Balance, December 31, 2009	$1,155

The Company incurred net expenses in the amount of $42,934 during the year ended December 31, 2008 related to the restructuring plan and does not anticipate incurring significant additional costs in the future.  The restructuring plan is substantially complete at December 31, 2009.

4.  Undistributed Earnings on Participating Business

During the first quarter of 2008, the liability for undistributed earnings on participating business decreased by $207,785 in connection with a long-standing assumption reinsurance agreement under which the Company had reinsured a block of participating policies.  In addition, the agreement also required the Company to perform an analysis as of March 31, 2008, to determine whether the policyholders were eligible for a special dividend.  Based on the Company’s analysis, it was determined that a special dividend was not required and, accordingly, the liability was released.  An income tax provision was recorded on the undistributed earnings when those earnings occurred.  Accordingly, there was no income tax provision recorded at the time of the liability release.  On January 1, 2008, the Company began recognizing the net earnings on these policies in its net income.  A liability for undistributed earnings on participating business remains for those participating policies that are not subject to this reinsurance agreement.

5. Related Party Transactions

Included in the consolidated balance sheets at December 31, 2009 and 2008 are the following related party amounts:

	December 31,
	2009	2008
Reinsurance receivable	$452,510	$425,369
Future policy benefits	2,293,712	2,393,013

Included in the consolidated statements of income for the years ended December 31, 2009, 2008 and 2007 are the following related party amounts:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

	Year Ended December 31,
	2009	2008	2007
Premium income, net of related party premiums ceded of $3,411, $3,662,and $1,391,518	$137,085	$155,752	$(1,146,908)
Life and other policy benefits, net of reinsurance recoveries of $7,415, $7,356 and $737	118,624	120,999	103,765
Increase (decrease) in future policy benefits	(45,960)	(42,180)	(1,539,777)

The Company provides administrative and operational services for the United States operations of The Great-West Life Assurance Company (“GWL”) and the United States operations of The Canada Life Assurance Company (“CLAC”), wholly-owned subsidiaries of Lifeco.  The Company also provides investment services for London Reinsurance Group, an indirect subsidiary of GWL.  The following table presents revenue and expense reimbursement from related parties for services provided pursuant to these service agreements for the years ended December 31, 2009, 2008 and 2007.  These amounts, in accordance with the terms of the various contracts, are based upon estimated costs incurred, including a profit charge, and resources expended based upon the number of policies, certificates in-force and/or administered assets.

	Year Ended December 31,
	2009	2008	2007

Investment management revenue included in fee income and net investment income	$7,334	$7,856	$7,959
Administrative and underwriting expense reimbursements included as a reduction to general insurance expense	944	1,092	1,255
Total	$8,278	$8,948	$9,214

The following table summarizes amounts due from parent and affiliates at December 31, 2009 and 2008:

			December 31,
Related party	Indebtedness	Due Date	2009	2008
GWL&A Financial Inc.	On account	On demand	$17,248	$37,097
Great-West Lifeco U.S. Inc.	On account	On demand	177,716	-
Great-West Lifeco Finance LP	On account	On demand	598	-
Great-West Life & Annuity Insurance
Capital (Nova Scotia) Co.	On account	On demand	142	716
Great-West Life & Annuity Insurance
Capital (Nova Scotia) Co. II	On account	On demand	237	2,079
Putnam Investments LLC	On account	On demand	125	207
The Great-West Life Assurance Company	On account	On demand	-	1,694
The Crown Life Insurance Company	On account	On demand	491	-
Other related party receivables	On account	On demand	140	-
Total			$196,697	$41,793

The following table summarizes amounts due to parent and affiliates at December 31, 2009 and 2008:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

			December 31,
Related party	Indebtedness	Due Date	2009	2008
GWL&A Financial Inc. 1	Surplus note	November 2034	$194,218	$194,206
GWL&A Financial Inc. 2	Surplus note	May 2046	333,400	333,400
GWL&A Financial Inc.	Note interest	May 2010	4,701	4,701
Great-West Lifeco Finance LP II	On account	On demand	2,223	-
The Great-West Life Assurance Company	On account	On demand	1,352	-
The Canada Life Assurance Company	On account	On demand	1,669	1,563
Total			$537,563	$533,870

¹  A note payable to GWL&A Financial was issued as a surplus note on November 15, 2004, with a face amount of $195,000 and carrying amounts of $194,218 and $194,206 at December 31, 2009 and 2008, respectively.  The surplus note bears interest at the rate of 6.675% per annum, payable in arrears on each May 14 and November 14.  The note matures on November 14, 2034.

²  A note payable to GWL&A Financial was issued as a surplus note on May 19, 2006, with a face amount and carrying amount of $333,400.  The surplus note bears interest initially at the rate of 7.203% per annum, payable in arrears on each May 16 and November 16 until May 16, 2016.  After May 16, 2016, the surplus note bears an interest rate of 2.588% plus the then-current three-month London Interbank Offering Rate.  The surplus note is redeemable by the Company at the principal amount plus any accrued and unpaid interest after May 16, 2016.  The note matures on May 16, 2046.

Payments of principal and interest under the surplus notes shall be made only out of surplus funds of the Company and only with prior written approval of the Commissioner of Insurance of the State of Colorado when the Commissioner of Insurance is satisfied that the financial condition of the Company warrants such action pursuant to applicable Colorado law.  Payments of principal and interest on the surplus notes are payable only if at the time of such payment and after giving effect to the making thereof, the Company’s surplus would not fall below two and one half times the authorized control level as required by the most recent risk-based capital calculations.

Interest expense attributable to these related party debt obligations was $37,042, for each of the three years ended December 31, 2009.

On June 1, 2007, the Company’s Individual Markets segment terminated its reinsurance agreement with an affiliate, CLAC, pursuant to which it had assumed 80% of certain United States life, health and annuity business on a coinsurance and coinsurance with funds withheld basis.  The Company recorded, at fair value, the following in its consolidated statement of income in connection with the termination of the reinsurance agreement:

Premium income	$(1,387,179)
Net investment income	58,569
Net realized losses on investments	(14,797)
Total revenues	(1,343,407)
Decrease in reserves	(1,453,145)
Provision for policyholders' share of earnings on participating business	8,161
Amortization of deferred acquisition costs and value of business acquired	62,961
Total benefits and expenses	(1,382,023)
Income before income taxes	38,616
Income taxes	16,372
Net income	$22,244

The Company’s wholly owned subsidiary, Great-West Life & Annuity Insurance Company of South Carolina (“GWSC”) and CLAC are parties to a reinsurance agreement pursuant to which GWSC assumes term life insurance from CLAC.  GWL&A Financial obtained two letters of credit for the benefit of the Company as collateral under the GWSC and CLAC reinsurance agreement for policy liabilities and capital support.  The first letter of credit is for $1,006,200 and renews annually until it expires on December 31, 2025.  The second letter of credit is for $70,000 and renews annually for an indefinite period of time.  At December 31, 2009 and 2008 there were no outstanding amounts related to the letters of credit.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

Included within reinsurance receivable in the consolidated balance sheets are $407,154 and $376,378 of funds withheld assets as of December 31, 2009 and 2008, respectively.  CLAC pays the Company interest on the funds withheld balance at a rate of 4.55% per annum.

A subsidiary of the Company, GW Capital Management, LLC, serves as a Registered Investment Advisor to Maxim Series Fund, Inc. an affiliated open-end management investment company and to several affiliated insurance company separate accounts.   Included in fee income on the consolidated statements of income is $52,540, $61,403 and $73,495 of advisory and management fee income from these affiliated entities for the years ended December 31, 2009, 2008 and 2007, respectively.

The Company’s separate accounts invest in shares of Maxim Series Fund, Inc. and Putnam Funds which are affiliates of the Company, and shares of other non-affiliated mutual funds and government and corporate bonds.  The Company’s separate accounts include mutual funds or other investment options that purchase guaranteed interest annuity contracts issued by the Company.  During the years ended December 31, 2009 and 2008, these purchases totaled $149,302 and $64,723 respectively.  As the general account investment contracts are also included in the separate account balances in the accompanying consolidated balance sheets, the Company has reduced the separate account assets and liabilities by $364,233 and $265,299 at December 31, 2009 and 2008, respectively, to eliminate these amounts in its consolidated balance sheets at those dates.

On September 30, 2009, the Company’s wholly-owned subsidiary, Canada Life Insurance Company of America, merged into GWLA with GWLA being the surviving entity.  The completion of the merger did not have an impact on the Company’s consolidated financial statements.

6.  Summary of Investments

The following table summarizes fixed maturity investments and equity securities classified as available-for-sale and the amount of other-than-temporary impairments (“OTTI”) included in accumulated other comprehensive income (loss) (“AOCI”) at December 31, 2009:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

	December 31, 2009
Fixed maturities:	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value and carrying value	OTTI included in AOCI
U.S. government direct obligations and U.S. agencies	$1,972,541	$77,068	$10,815	$2,038,794	$-
Obligations of U.S. states and their subdivisions	1,247,854	120,211	4,214	1,363,851	-
Foreign governments	461	4	-	465	-
Corporate debt securities	7,030,032	316,599	216,886	7,129,745	10,049
Asset-backed securities	2,268,789	3,221	383,965	1,888,045	13,422

Residential mortgage-backed securities	842,427	4,533	75,897	771,063	-
Commercial mortgage-backed securities	703,864	8,058	35,792	676,130	-
Collateralized debt obligations	51,831	332	2,443	49,720	-
Total fixed maturities	$14,117,799	$530,026	$730,012	$13,917,813	$23,471

Equity investments:
Consumer products	$4	$66	$2	$68	$-
Equity mutual funds	15,695	5,537	450	20,782	-
Airline industry	3,161	1,673	5	4,829	-
Total equity investments	$18,860	$7,276	$457	$25,679	$-

The following table summarizes fixed maturity investments and equity securities classified as available-for-sale at December 31, 2008:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

	December 31, 2008
Fixed Maturities:	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value and carrying value
U.S. government direct obligations and U.S. agencies	$2,356,143	$81,084	$6,601	$2,430,626
Obligations of U.S. states and their subdivisions	1,173,185	10,026	34,443	1,148,768
Foreign governments	1,140	12	-	1,152
Corporate debt securities	5,589,524	51,728	615,647	5,025,605
Asset-backed securities	2,521,704	960	667,006	1,855,658
Residential mortgage-backed securities	883,250	5,114	127,042	761,322
Commercial mortgage-backed securities	792,083	109	110,919	681,273
Collateralized debt obligations	77,646	-	8,514	69,132
Total fixed maturities	$13,394,675	$149,033	$1,570,172	$11,973,536

Equity investments:
Consumer products	$4	$52	$2	$54
Equity mutual funds	14,563	2,161	962	15,762
Airline industry	1,763	211	-	1,974
Total equity investments	$16,330	$2,424	$964	$17,790

See Note 7 for additional information on policies regarding estimated fair value of fixed maturity and equity investments.

The amortized cost and estimated fair value of fixed maturity investments classified as available-for-sale at December 31, 2009, by contractual maturity date, are shown in the table below.  Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2009
	Amortized cost	Estimated fair value
Maturing in one year or less	$608,935	$635,230
Maturing after one year through five years	2,790,982	2,950,213
Maturing after five years through ten years	2,759,990	2,926,744
Maturing after ten years	2,317,073	2,185,437
Mortgage-backed and asset-backed securities	5,640,819	5,220,189
	$14,117,799	$13,917,813

Mortgage-backed and asset-backed securities include collateralized mortgage obligations that consist primarily of sequential and planned amortization classes with final stated maturities up to thirty years and expected average lives of up to fifteen years.

The following table summarizes information regarding the sales of fixed maturity investments classified as available-for-sale for the years ended December 31, 2009, 2008 and 2007:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

	Year Ended December 31,
	2009	2008	2007
Proceeds from sales	$2,258,653	$2,696,635	$2,488,042
Gross realized investment gains from sales	42,375	50,173	30,834
Gross realized investment losses from sales	(267)	(1,456)	(4,309)

Gross realized gains and losses from sales were primarily attributable to changes in interest rates, sales of securities acquired in the current year and gains on repurchase agreement transactions.  These gains and losses are determined on a specific identification basis.

The Company has fixed maturity securities with fair values in the amounts of $7,979 and $0 that have been non-income producing for the twelve months preceding December 31, 2009 and 2008, respectively. These securities were written down to their fair value in the period they were deemed to be other-than-temporarily impaired.

Derivative financial instruments - The Company makes limited use of derivative financial instruments for risk management purposes associated with its invested assets.  Derivatives are not used for speculative purposes.  While the Company purchases all derivatives as hedges to manage risk, hedge accounting has not been elected for some derivative transactions.  To manage the Company’s interest rate risk on certain floating rate debt securities, interest rate swap agreements are used to effectively convert the floating rate on the underlying asset to a fixed rate.  In order to manage the risk of a change in the fair value of certain assets, interest rate futures are utilized.  Interest rate futures are also used to manage the interest rate risks of forecasted acquisitions of fixed rate maturity investments.  Foreign currency exchange rate risk associated with bonds denominated in other than U.S. dollars is managed through the use of foreign currency exchange contracts.  Interest rate swaptions are used to manage the potential variability in future interest payments on certain insurance products due to a change in credited interest rates and the related change in cash flows due to increased surrenders.  These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one party to the other on a daily basis, periodic payment dates, or at the due date, expiration or termination of the agreement.

The Company controls the credit risk of its derivative contracts through credit approvals, limits, monitoring procedures and in some cases, requiring collateral.  The Company’s exposure is limited to the portion of the fair value of derivative instruments which exceeds the value of the collateral held and not to the notional or contractual amounts of the derivatives.  Counterparty credit risk was evaluated and fair values were adjusted accordingly at December 31, 2009 and 2008.  As the Company enters into derivative transactions only with high quality institutions, no realized losses associated with non-performance of derivative financial instruments have occurred.  The Company had no derivatives with credit-risk-related contingent features at either December 31, 2009 or 2008.

Interest rate swaptions in a net asset position have cash pledged as collateral to the Company in accordance with the collateral support agreements with the counterparty.  As of December 31, 2009, the $4.3 million unrestricted cash received is included in other assets and the obligation to return is included in other liabilities.

The Company may purchase a financial instrument that contains a derivative instrument that is “embedded” in the financial instrument.  Upon purchasing the instrument, the Company determines if (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument.  If the Company determines that these conditions are met, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative.

Fair value hedges - Interest rate futures are used to manage the risk of the change in the fair value of certain fixed rate maturity investments.  The Company’s derivatives treated as fair value hedges are eligible for hedge accounting.  Changes in the fair value of the hedging derivative, including amounts measured as ineffective, and changes in the fair value of the hedged item are reported within net investment income.  Hedges closed are reported in realized investment gains (losses).

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The Company’s use of derivatives treated as fair value hedges has been nominal during the last three years.  There was no hedge ineffectiveness during the years ended December 31, 2009, 2008 and 2007.

Cash flow hedges - Interest rate swap agreements are used to convert the interest rate on certain debt securities from a floating rate to a fixed rate.  Foreign currency exchange contracts are used to manage the foreign exchange rate risk associated with bonds denominated in other than U.S. dollars.  Interest rate futures are used to manage the interest rate risks of forecasted acquisitions of fixed rate maturity investments.  Unrealized derivative gains and losses from the effective portion of cash flow hedges are included in accumulated other comprehensive income (loss) and are reclassified into earnings at the time interest income is recognized on the hedged item.

Hedge ineffectiveness in the amount of $6, $1,510 and $606 was recorded as an increase to net investment income during the years ended December 31, 2009, 2008, and 2007, respectively.

Derivative net gains in the amounts of $606 and $4,732 were reclassified to net investment income during the years ended December 31, 2009 and 2008, respectively while a derivative net loss in the amount of $1,275 was reclassified to net investment income during the year ended December 31, 2007.  As of December 31, 2009, the Company estimates that $8,828 of net derivative gains included in accumulated other comprehensive income (loss) will be reclassified into net income within the next twelve months.

Derivatives not designated as hedging instruments - The Company attempts to match the timing of when interest rates are committed on insurance products with other new investments.  However, timing differences may occur and can expose the Company to fluctuating interest rates.  To offset this risk, the Company uses U.S. Treasury futures contracts.  The Company also utilizes U.S. Treasury futures as a method of adjusting the duration of the overall portfolio.  Interest rate swaptions are used to manage the potential variability in future interest payments on certain insurance products due to a change in credited interest rates and the related change in cash flows due to increased surrenders.  Although management believes the above-mentioned derivatives are effective hedges from an economic standpoint, they do not meet the requirements for hedge accounting treatment.  Changes in the fair value of a derivative instrument that has not been designated as a hedging instrument are recorded in current period net investment income and total realized investment gains (losses).

During the years ended December 31, 2009, 2008 and 2007, decreases in the amounts of $2,627, $0 and $75, respectively, were recognized in net income from market value changes of derivatives not receiving hedge accounting treatment.

The following tables summarize derivative financial instruments at December 31, 2009 and 2008:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

Derivative instruments:

	December 31, 2009
	Notional amount	Number of contracts	Strike/Swap rate	Maturity
Interest rate swaps	$156,500	13	0.19%-0.43%	February 2012-
				February 2045

Foreign currency contracts	30,000	1	N/A	December 2016

Futures:
Thirty year U.S. Treasury:
Short position	83,100	831	N/A	March 2010
Ten year U.S. Treasury:
Short position	54,400	544	N/A	March 2010
Five year U.S. Treasury:
Short position	27,700	277	N/A	March 2010

Interest rate swaptions	1,140,000	60	9.90%-10.10%	November 2010-
				September 2015

	December 31, 2008
	Notional Amount	Strike/Swap Rate	Maturity
Interest rate swaps	$325,966	0.44%-1.75%	March 2009-
			February 2045

Foreign currency exchange contracts	52,001	N/A	March 2014-
			December 2016
Futures:
Thirty year U.S Treasury:
Short position	40,500	N/A	March 2009

The following tables present derivative instruments in the consolidated balance sheet at December 31, 2009:

	Asset derivatives		Liability derivatives
	December 31, 2009		December 31, 2009
	Fair value	Balance sheet location	Fair value	Balance sheet location
Derivatives designated as hedging instruments:
Interest rate swaps	$14,690	(A)	$-
Foreign currency exchange contracts	-		3,317	(B)
Total	$14,690		$3,317

(A)  Other assets
(B)  Other liabilities

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

	Asset derivatives		Liability derivatives
	December 31, 2009		December 31, 2009
		Balance sheet		Balance sheet
	Fair value	location	Fair value	location
Derivatives not designated as hedging instruments:
Interest rate swaptions	$8,460	(A)	$-
	$8,460		$-
Total

(A)  Other assets

The following tables present the effect of derivative instruments in the statement of income for the year ended December 31, 2009:

	Gain (loss) recognized in AOCI on derivatives (Effective portion)	Gain (loss) reclassified from AOCI into income (Effective portion)		Gain (loss) recognized in income on derivatives (Ineffective portion and amount excluded from effectiveness testing)
	Year ended December 31, 2009	Year ended December 31, 2009	Income statement location	Year ended December 31, 2009	Income statement location
Cash flow hedges:
Interest rate swaps	$(52,350)	$553	(A)	$6	(A)
Foreign currency exchange contracts	(5,334)	-		-
Interest rate futures	466	53	(A)	-
Total	$(57,218)	$606		$6

(A)  Net investment income

	Gain (loss) recognized in net income on derivatives		Gain (loss) recognized in net income on hedged assets
	Year ended December 31, 2009	Income statement location	Year ended December 31, 2009	Income statement location
Fair value hedges:
Interest rate futures	$6,030	(A)	$-
Interest rate futures	(1,124)	(B)	-
Items hedged in interest rate futures	-		(4,691)	(A)
Total	$4,906		$(4,691)

(A)  Net investment income
(B)  Realized investment gains (losses), net

	Gain (loss) recognized in		Gain (loss) recognized in
	net income on derivatives		net income on hedged assets
	Year ended December 31, 2009	Income statement location	Year ended December 31, 2009	Income statement location
Derivatives not designated as hedging instruments
Interest rate futures	$3,714	(A)	$-
Interest rate futures	(2,781)	(B)	-
Interest rate swaptions	(3,560)	(A)	-
Total	$(2,627)		$-
(A)  Net investment income
(B)  Realized investment gains (losses), net

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

Mortgage loans - In 2009, the average balance of impaired mortgage loans during the year was $289. There were no impaired mortgage loans at December 31, 2008 or December 31, 2007.

The following table summarizes activity in the allowance for mortgage loan credit losses for the years 2009, 2008 and 2007:

	Year Ended December 31,
	2009	2008	2007
Balance, January 1	$8,834	$9,448	$15,661
Release of provision	(152)	(614)	(6,213)
Increase of provision	6,172	-	-
Balance, December 31	$14,854	$8,834	$9,448

The changes to the allowance for mortgage loan credit losses are recorded in net realized gains (losses) on investments.

Equity investments - The carrying value of the Company’s equity investments was $25,679 and $17,790 at December 31, 2009 and 2008, respectively.

Limited partnership interests and limited liability corporation interests - Limited partnership interests are accounted for using the cost method of accounting.  The Company uses this method since it has a minor equity interest and virtually no influence over the entity’s operations.  Also included in limited partnership interests are limited partnerships established for the purpose of investing in low-income housing that qualify for federal and state tax credits.  These securities are carried at amortized cost as determined using the effective yield method.  At December 31, 2009 and 2008, the Company had $253,605 and $293,956, respectively, invested in limited partnerships and limited liability corporations.

The Company makes commitments to fund partnership interests in the normal course of its business.  The amounts of unfunded commitments at December 31, 2009 and 2008 were $27,034 and $33,289, respectively.

Securities pledged, special deposits and securities lending - The Company pledges investment securities it owns to unaffiliated parties related to interest rate futures transactions.  The fair value of margin deposits related to futures contracts was approximately $4,955 and $1,600 at December 31, 2009 and 2008, respectively.

The Company had securities on deposit with governmental authorities as required by certain insurance laws with fair values in the amounts of $13,599 and $37,220 at December 31, 2009 and 2008, respectively.

The Company participates in a securities lending program whereby securities, which are included in invested assets in the accompanying consolidated balance sheets, are loaned to third parties.  Securities with a cost or amortized cost in the amounts of $34,940 and $32,788 and estimated fair values in the amounts of $37,081 and $41,321 were on loan under the program at December 31, 2009 and 2008, respectively.  The Company received restricted cash collateral in the amounts of $38,296 and $43,205 at December 31, 2009 and 2008, respectively.

Impairment of fixed maturity and equity investments classified as available-for-sale -  The Company classifies the majority of its fixed maturity investments and all of its equity investments as available-for-sale and records them at fair value with the related net unrealized gain or loss, net of policyholder related amounts and deferred taxes, in accumulated other comprehensive income (loss) in the stockholder’s equity section in the accompanying consolidated balance sheets.  All available-for-sale securities with gross unrealized losses at the balance sheet date are subjected to the Company’s process for the identification and evaluation of other-than-temporary impairments.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The assessment of whether an other-than-temporary impairment has occurred on securities where management does not intend to sell the fixed maturity investment and it is not more likely than not the Company will be required to sell the fixed maturity investment before recovery of its amortized cost basis, is based upon management’s case-by-case evaluation of the underlying reasons for the decline in fair value.  Management considers a wide range of factors, as described below, regarding the security issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery.  Inherent in management’s evaluation of the security are assumptions and estimates about the issuer’s operations and ability to generate future cash flows.  While all available information is taken into account, it is difficult to predict the ultimate recoverable amount from a distressed or impaired security.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	Fair value is below cost.
•	The decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area.
•	The decline in fair value has existed for an extended period of time.
•	The fixed maturity investment has been downgraded by a credit rating agency.
•	The financial condition of the issuer has deteriorated.
•	The payment structure of the fixed maturity investment and the likelihood of the issuer being able to make payments that increase in the future.
•	Dividends have been reduced or eliminated or scheduled interest payments have not been made.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

Unrealized losses on fixed maturity and equity investments classified as available-for-sale

The following tables summarize unrealized investment losses, including the non-credit-related portion of other-than-temporary impairment losses reported in accumulated other comprehensive income (loss), by class of investment at December 31, 2009 and 2008:

	December 31, 2009
	Less than twelve months		Twelve months or longer		Total
Fixed maturities:	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI
U.S. government direct obligations and U.S. agencies	$535,595	$10,502	$19,330	$313	$554,925	$10,815
Obligations of U.S. states and their subdivisions	132,151	4,214	608	-	132,759	4,214
Corporate debt securities	673,534	74,461	1,190,858	142,425	1,864,392	216,886
Asset-backed securities	92,005	52,042	1,558,338	331,923	1,650,343	383,965
Residential mortgage-backed securities	53,623	3,629	550,036	72,268	603,659	75,897
Commercial mortgage-backed securities	-	-	297,604	35,792	297,604	35,792
Collateralized debt obligations	1,400	173	34,678	2,270	36,078	2,443
Total fixed maturities	$1,488,308	$145,021	$3,651,452	$584,991	$5,139,760	$730,012

Equity investments:
Consumer products	$-	$-	$2	$2	$2	$2
Equity mutual funds	2,374	450	-	-	2,374	450
Airline industry	694	5	-	-	694	5
Total equity investments	$3,068	$455	$2	$2	$3,070	$457

Total number of securities in an unrealized loss position		159		358		517

	December 31, 2008
	Less than twelve months		Twelve months or longer		Total
Fixed maturities:	Estimated fair value	Unrealized loss	Estimated fair value	Unrealized loss	Estimated fair value	Unrealized loss
U.S. government direct obligations and U.S. agencies	$41,965	$2,042	$157,062	$4,559	$199,027	$6,601
Obligations of U.S. states and their subdivisions	662,723	28,728	65,697	5,715	728,420	34,443
Corporate debt securities	2,271,214	213,400	1,556,161	402,247	3,827,375	615,647
Asset-backed securities	500,923	116,651	1,317,953	550,355	1,818,876	667,006
Residential mortgage-backed securities	309,373	48,668	334,562	78,374	643,935	127,042
Commercial mortgage-backed securities	300,880	35,332	349,646	75,587	650,526	110,919
Collateralized debt obligations	32,234	4,964	36,686	3,550	68,920	8,514
Total fixed maturities	$4,119,312	$449,785	$3,817,767	$1,120,387	$7,937,079	$1,570,172

Equity investments:
Consumer products	$2	$2	$-	$-	$2	$2
Equity mutual funds	2,449	962	-	-	2,449	962
Total equity investments	$2,451	$964	$-	$-	$2,451	$964

Total number of securities in an unrealized loss position		1,956		571		2,524

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

Fixed maturity investments - Total unrealized losses decreased by $840,160 and the total number of securities in an unrealized loss position decreased by 2,010, or 80%, from December 31, 2008 to December 31, 2009.  This significant decrease in unrealized losses was across most asset classes and reflects overall recovery in market liquidity and tightening of credit spreads, although the economic uncertainty in these markets still remains.

Unrealized losses on corporate fixed maturity investments decreased by $398,761 from December 31, 2008 to December 31, 2009.  The valuation of these securities has been significantly influenced by market conditions with increased liquidity and tightening of credit spreads.  Management has classified these securities by sector, calculated as a percentage of total unrealized losses as follows:

	December 31,
Sector	2009	2008
Finance	77%	51%
Utility	10%	20%
Natural resources	4%	9%
Consumer	4%	8%
Transportation	2%	4%
Other	3%	8%
	100%	100%

All sectors across the corporate fixed maturity investment class had a decrease in unrealized losses.  While the proportionate percentage in the finance sector increased, the actual unrealized losses decreased by $146,978.  The finance sector has recovered more slowly than the other sectors in 2009.  At December 31, 2009, 57% of total unrealized losses on corporate debt securities (approximately $122,795 of the $216,886), were related to securities on which there has been a ratings downgrade since December 31, 2008.  Of the downgraded securities, 47% (approximately $57,135 of the $122,795) continue to be rated BBB or above.

Unrealized losses on asset-backed, residential and commercial mortgage-backed securities decreased by $283,041, $51,145, and $75,127 respectively, since December 31, 2008, generally due to tightening of credit spreads and increased market liquidity.  Although markets have improved, the continued market disruption has influenced valuations at December 31, 2009.  Unless otherwise noted below in the other-than-temporary impairment recognition section, the underlying collateral on the securities within the portfolio along with credit enhancement and/or guarantees is sufficient to expect full repayment of the principal.  See Note 7 for additional discussion regarding fair value measurements.

Future recoveries in the fair value of all available-for-sale securities will be dependent upon the return of normal market liquidity and changes in general market conditions.  While the decline in fair value has decreased, there has not yet been a full recovery in the markets and many unrealized losses have existed for longer than twelve months.  The Company believes this is attributable to general market conditions and not reflective of the financial condition of the issuer or collateral backing the securities.  The Company continually monitors its credit risk exposure to identify potential losses.

Equity investments - The decrease in unrealized losses of $507 from December 31, 2008 to December 31, 2009 is primarily due to the financial services industry.

Other-than-temporary impairment recognition - The Company adopted ASC section 320-10-65 for its fiscal quarter ended June 30, 2009.  The adoption resulted in the reclassification of the non-credit portion of previously recorded other-than-temporary impairments on securities held as of April 1, 2009.  A cumulative effect adjustment of $8,528 was recorded as an increase to retained earnings with a corresponding decrease to accumulated other comprehensive income (loss) in the consolidated statement of stockholder’s equity.  The following table summarizes the components of the cumulative effect adjustment:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

Increase in amortized cost of fixed maturity available-for-sale securities	$16,680
Change in deferred acquisition costs and value of business acquired	(3,560)
Income tax	(4,592)
Net cumulative effect	$8,528

The Company recorded other-than-temporary impairments on fixed maturity investments of $112,757, $87,886 and $34,485 during the years ended December 31, 2009, 2008 and 2007, respectively.  Of the $112,757, $88,134 was credit-related other-than-temporary impairment on asset-backed securities with underlying collateral backed by home improvement loans guaranteed by Financial Guaranty Insurance Company.  During 2009, $13,422 was non-credit other-than-temporary impairment reclassified to other comprehensive income.  During 2009, all other-than-temporary impairments on fixed maturity investments were related to continuing operations.  Of the $87,886 recorded during the years ended December 31, 2008, $4,372 was related to discontinued operations and $83,514 was related to continuing operations. The Company recorded other-than-temporary impairments on equity securities of $7, $3,512 and $389 during the years ended December 31, 2009, 2008 and 2007, respectively.

The other-than-temporary impairments of fixed maturity securities where a portion was related to non-credit losses which were recognized in net realized capital gains (losses) in the consolidated statement of income, is summarized as follows:

Bifurcated credit loss balance, April 1, 2009	$43,871
Non-credit losses reclassified out of retained earnings into AOCI	(16,680)
Additions:
Initial impairments - credit loss recognized on securities not previously impaired	88,134
Bifurcated credit loss balance, December 31, 2009	$115,325

The credit loss portion on fixed maturities was determined as the difference between the securities’ amortized cost and the present value of expected future cash flows.  These expected cash flows were determined using judgment and the best information available to the Company and were discounted at the securities’ original effective interest rate.  Inputs used to derive expected cash flows included default rates, credit ratings, collateral characteristics and current levels of subordination.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

Net Investment Income

The following table summarizes net investment income for the years ended December 31, 2009, 2008 and 2007:

	Year Ended December 31,
	2009	2008	2007
Investment income:
Fixed maturity and short-term investments	$795,323	$766,625	$782,013
Equity investments	532	1,240	2,260
Mortgage loans on real estate	85,116	73,838	66,994
Policy loans	244,140	218,687	205,772
Limited partnership interests	2,514	2,601	10,887
Interest on funds withheld balances under reinsurance agreements	18,779	14,413	21,199
Change in fair value of an embedded derivative contained in a reinsurance agreement	-	-	(5,521)
Other, including interest income (expense) from related parties of $(331), ($444) and $5,240	16,240	14,331	71,734
	1,162,644	1,091,735	1,155,338
Investment expenses	(13,560)	(13,266)	(15,797)
Net investment income	$1,149,084	$1,078,469	$1,139,541

Realized Gains (Losses) on Investments

The following table summarizes net realized gains (losses) on investments for the years ended December 31, 2009, 2008 and 2007:

	Year Ended December 31,
	2009	2008	2007
Net realized gains (losses):
Fixed maturity and short-term investments	$(58,208)	$(30,797)	$(9,570)
Equity investments	7	(4,162)	(48)
Mortgage loans on real estate	1,091	2,568	3,202
Limited partnership interests	-	1,112	(38)
Other	(4,258)	9,583	590
Provision for mortgage impairments, net of recoveries	(6,172)	-	3,836
Net realized gains (losses) on investments	$(67,540)	$(21,696)	$(2,028)

Included in net investment income are unrealized gains (losses) in the amounts of $4,749, ($969) and ($205) on held-for-trading fixed maturity investments still held at December 31, 2009, 2008 and 2007, respectively.

Included in net investment income and net realized gains (losses) on investments are amounts allocable to the participating fund account.  This allocation is based upon the activity in a specific block of invested assets that are segmented for the benefit of the participating fund account.  The amounts of net investment income allocated to the participating fund account were $4,799, $4,823 and $373,244 for the years ended December 31, 2009, 2008 and 2007, respectively.  The amounts of net realized gains (losses) allocated to the participating fund account were $234, $177 and ($4,669) for the years ended December 31, 2009, 2008 and 2007, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

7.  Fair Value Measurements

The following tables summarize the carrying amounts and estimated fair values of the Company’s financial instruments at December 31, 2009 and 2008:

	December 31, 2009		December 31, 2008
Assets	Carrying amount	Estimated fair value	Carrying amount	Estimated fair value
Fixed maturities and short-term investments	$14,546,467	$14,546,467	$12,378,740	$12,378,740
Mortgage loans on real estate	1,554,132	1,570,217	1,380,101	1,373,015
Equity investments	25,679	25,679	17,790	17,790
Policy loans	3,971,833	3,971,833	3,979,094	3,979,094
Other investments	24,312	50,159	31,992	58,600
Derivative instruments	23,150	23,150	92,713	92,713
Collateral under securities lending agreements	38,296	38,296	43,205	43,205
Collateral under derivative counterparty collateral agreements	4,300	4,300	-	-
Reinsurance receivable	7,018	7,018	8,144	8,144
Separate account assets	18,886,901	18,886,901	15,121,943	15,121,943

	December 31, 2009		December 31, 2008
Liabilities	Carrying amount	Estimated fair value	Carrying amount	Estimated fair value
Annuity contract reserves without life contingencies	$7,167,733	$7,105,090	$6,736,101	$6,176,405
Policyholders' funds	286,175	286,175	320,320	320,320
Repurchase agreements	491,338	491,338	202,079	202,079
Commercial paper	97,613	97,613	97,167	97,167
Payable under securities lending agreements	38,296	38,296	43,205	43,205
Payable under derivative counterparty collateral agreements	4,300	4,300	-	-
Derivative instruments	3,317	3,317	-	-
Notes payable	532,319	532,319	532,307	532,307
Separate account liabilities	18,886,901	18,886,901	15,121,943	15,121,943

Fixed maturity and equity securities

The fair values for public fixed maturity and equity securities are based upon quoted market prices or estimates from independent pricing services.  However, in cases where quoted market prices are not readily available, such as for private fixed maturity investments, fair values are estimated.  To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flows calculated at current market rates on investments of similar quality and term.  Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.  The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts of the Company’s financial instruments.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

Short-term investments, securities lending agreements, repurchase agreements and commercial paper

The carrying value of short-term investments, collateral and payable under securities lending agreements, repurchase agreements and commercial paper is a reasonable estimate of fair value due to their short-term nature.

Mortgage loans on real estate

Mortgage loan fair value estimates are generally based on discounted cash flows.  A discount rate matrix is incorporated whereby the discount rate used in valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality.  The rates selected for inclusion in the discount rate matrix reflect rates that the Company would quote if placing loans representative in size and quality to those currently in its portfolio.

Policy loans

Policy loans accrue interest at variable rates with no fixed maturity dates; therefore, estimated fair values approximate carrying values.

Other investments

Other investments include the Company’s percentage ownership of a foreclosed lease interest in aircraft.  The estimated fair value is based on the present value of anticipated lease payments plus the residual value of the aircraft.  Also included in other investments is real estate held for investment.  The estimated fair value is based on appraised value.

Derivative counterparty agreements

Included in other assets and other liabilities at December 31, 2009 is cash collateral received from counterparties and the obligation to return the cash collateral to the counterparties.

Derivative instruments

Included in other assets at December 31, 2009 and 2008 are derivative financial instruments in the amounts of $23,150 and $92,713, respectively.  Included in other liabilities at December 31, 2009 and 2008 are derivative financial instruments in the amounts of $3,317 and $0, respectively.  The estimated fair values of over-the-counter derivatives, primarily consisting of interest rate swaps and interest rate swaptions which are held for other than trading purposes, are the estimated amounts the Company would receive or pay to terminate the agreements at the end of each reporting period, taking into consideration current interest rates, counterparty credit risk and other relevant factors.  Counterparty credit risk was evaluated and adjusted accordingly at both December 31, 2009 and 2008.

Reinsurance receivable

The carrying value of the reinsurance receivable is a reasonable estimate of fair value due to their short-term nature.

Annuity contract benefits without life contingencies

The estimated fair values of annuity contract benefits without life contingencies are estimated by discounting the projected expected cash flows to the maturity of the contracts utilizing risk-free spot interest rates plus a provision for credit risk.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

Policyholders’ funds

The estimated fair values of policyholders’ funds are the same as the carrying amounts since the Company can change the interest crediting rates with thirty days notice.

Notes payable

The estimated fair values of the notes payable to GWL&A Financial are based upon discounted cash flows at current market rates on high quality investments.

Separate account assets and liabilities

Separate account assets and liabilities are adjusted to net asset value on a daily basis, which approximates fair value.

Fair value hierarchy

The Company’s assets and liabilities recorded at fair value have been categorized based upon the following fair value hierarchy:

•    Level 1 inputs utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access.  Financial assets and liabilities utilizing Level 1 inputs include actively exchange-traded equity securities.

•    Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.  The fair values for some Level 2 securities were obtained from a pricing service.  The list of inputs used by the pricing service is reviewed on a quarterly basis.  The pricing service inputs include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, offers and reference data.  Level 2 securities include those priced using a matrix which are based on credit quality and average life, U.S. government and agency securities, restricted stock, some private equities, certain fixed maturity investments and some over-the-counter derivatives.  See Note 6 for further discussions of derivatives and their impact on the Company’s consolidated financial statements.

•    Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability.  The prices of the majority of Level 3 securities were obtained from single broker quotes and internal pricing models.  Financial assets and liabilities utilizing Level 3 inputs include certain private equity, fixed maturity and over-the-counter derivative investments.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety.  The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability measurement in its entirety.  The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The following table presents information about the Company’s financial assets and liabilities measured at fair value on a recurring basis as of December 31, 2009 and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value:

	Assets and Liabilities Measured at Fair Value on a Recurring Basis
	December 31, 2009
Assets	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Fixed maturities, available-for-sale:
U.S. government direct obligations and U.S. agencies	$-	$2,038,794	$-	$2,038,794
Obligations of U.S. states and their subdivisions	-	1,363,851	-	1,363,851
Foreign governments	-	465	-	465
Corporate debt securities	-	6,940,809	188,936	7,129,745
Asset-backed securities	-	1,495,680	392,365	1,888,045
Residential mortgage-backed securities	-	771,063	-	771,063
Commercial mortgage-backed securities	-	617,860	58,270	676,130
Collateralized debt obligations	-	47,991	1,729	49,720
Total fixed maturities available-for-sale	-	13,276,513	641,300	13,917,813
Fixed maturities, held for trading:
U.S. government direct obligations and U.S. agencies	-	39,112	-	39,112
Corporate debt securities	-	50,128	-	50,128
Asset-backed securities	-	42,717	-	42,717
Commercial mortgage-backed securities	-	8,217	-	8,217
Total fixed maturities held for trading	-	140,174	-	140,174
Equity investments available-for-sale:
Consumer products	68	-	-	68
Equity mutual funds	20,277	505	-	20,782
Airline industry	4,829	-	-	4,829
Total equity investments	25,174	505	-	25,679
Short-term investments available-for-sale	55,557	432,923	-	488,480
Collateral under securities lending agreements	38,296	-	-	38,296
Other assets 1	-	23,150	-	23,150
Separate account assets 2	11,039,441	7,303,499	9,960	18,352,900
Total assets	$11,158,468	$21,176,764	$651,260	$32,986,492

Liabilities
Total liabilities 1	$-	$-	$3,317	$3,317

1	Includes derivative financial instruments.
2	Includes only separate account investments which are carried at the fair value of the underlying invested assets owned by the separate accounts.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The following tables present additional information about assets and liabilities measured at fair value on a recurring basis and for which the Company has utilized Level 3 inputs to determine fair value:

	Recurring Level 3 Financial Assets and Liabilities
	Year Ended December 31, 2009
	Fixed maturities available-for sale: U.S government and U.S. agencies	Fixed maturities available-for-sale: corporate debt securities	Fixed maturities available-for-sale: asset- backed securities	Fixed maturities available-for-sale: commercial mortgage-backed securities	Fixed maturities available-for-sale: collateralized debt obligations	Other assets and liabilities 1	Separate accounts
Balance, January 1, 2009	$14,711	$203,975	$521,351	$55,321	$213	$3,224	$532
Realized and unrealized gains and losses:
Gains (losses) included in net income	-	(2,597)	(84,990)	-	-	-	-
Gains (losses) included in other comprehensive income (loss)	2,227	47,030	178,951	3,281	1,592	(6,541)	1,902
Purchases, issuances and settlements	(256)	(52,008)	(124,017)	(332)	(12,027)	-	7,526
Transfers in (out) of Level 3	(16,682)	(7,464)	(98,930)	-	11,951	-	-
Balance, December 31, 2009	$-	$188,936	$392,365	$58,270	$1,729	$(3,317)	$9,960
Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2009	$-	$-	$-	$-	$-	$-	$-

1  Includes derivative financial instruments.

Realized and unrealized gains and losses due to the changes in fair value on assets classified as Level 3 included in net income for the year ended December 31, 2009 are as follows:

	Year Ended December 31, 2009
	Net realized gains (losses) on investments	Net investment income
Realized and unrealized gains and losses included in net income for the period	$(87,587)	$-

Non-recurring fair value measurements - At December 31, 2009, the Company held $1,900 of cost basis in other assets comprised of head office properties which were impaired during the year.  The property was recorded at estimated fair value and represents a non-recurring fair value measurement.  The estimated fair value was categorized as Level 2 since the fair value was based on an independent third party appraisal.  The Company has no liabilities measured at fair value on a non-recurring basis at December 31, 2009.

8.  Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and coinsurance contracts.  The Company retains a maximum liability in the amount of $3,500 of coverage per individual life.

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders.  The failure of reinsurers to honor their obligations could result in losses to the Company.  The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.  At December 31, 2009 and 2008, the reinsurance receivables had carrying values in the amounts of $573,963 and $546,491, respectively.  Included in these amounts are $452,510 and $425,369 at December 31, 2009 and 2008, respectively, associated with reinsurance agreements with related parties.  At December 31, 2009 and 2008, 71% and 69% of the total reinsurance receivable was due from CLAC, respectively.  There were no allowances for potential uncollectible reinsurance receivables at either December 31, 2009 or 2008.  Included within life insurance in the tables below is a small portion of Healthcare business as discussed in Note 17.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The following tables summarize life insurance in-force and total premium income at, and for the year ended, December 31, 2009:

	Life Insurance In-Force
	Individual	Group	Total
Written and earned direct	$50,468,445	$33,398,994	$83,867,439
Reinsurance ceded	(11,468,482)	-	(11,468,482)
Reinsurance assumed	86,580,158	-	86,580,158
Net	$125,580,121	$33,398,994	$158,979,115

Percentage of amount assumed to net	68.9%	0.0%	54.5%

	Premium Income

	Life Insurance	Annuities	Total
Written and earned direct	$431,585	$3,039	$434,624
Reinsurance ceded	(48,687)	(74)	(48,761)
Reinsurance assumed	174,389	-	174,389
Net	$557,287	$2,965	$560,252

The following tables summarize life insurance in-force and total premium income at, and for the year ended, December 31, 2008:

	Life Insurance In-Force
	Individual	Group	Total
Written and earned direct	$51,109,750	$32,332,557	$83,442,307
Reinsurance ceded	(11,655,940)	-	(11,655,940)
Reinsurance assumed	91,066,830	-	91,066,830
Net	$130,520,640	$32,332,557	$162,853,197

Percentage of amount assumed to net	69.8%	0.0%	55.9%

	Premium Income

	Life Insurance	Annuities	Total
Written and earned direct	$371,952	$(1,153)	$370,799
Reinsurance ceded	(37,035)	(141)	(37,176)
Reinsurance assumed	189,908	1,605	191,513
Net	$524,825	$311	$525,136

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The following table summarizes total premium income for the year ended, December 31, 2007:

	Premium Income

	Life Insurance	Annuities	Total
Written and earned direct	$317,339	$5,058	$322,397
Reinsurance ceded	(1,406,752)	(25,608)	(1,432,360)
Reinsurance assumed	252,645	51	252,696
Net	$(836,768)	$(20,499)	$(857,267)

9.  Deferred Acquisition Costs and Value of Business Acquired

The following table summarizes activity in deferred acquisition costs (“DAC”) and value of business acquired (“VOBA”) for the years ended December 31, 2009, 2008 and 2007:

	DAC	VOBA	Total
Balance, January 1, 2007	$451,215	$53,919	$505,134
Capitalized additions	73,062	-	73,062
Amortization and writedowns	(128,575)	(6,995)	(135,570)
Unrealized investment (gains) losses	1,121	118	1,239
Purchase accounting adjustment	-	(563)	(563)
Balance, December 31, 2007	396,823	46,479	443,302
Capitalized additions	65,108	-	65,108
Amortization and writedowns	(55,551)	2,852	(52,699)
Unrealized investment (gains) losses	251,940	6,380	258,320
Balance, December 31, 2008	658,320	55,711	714,031
Capitalized additions	80,977	-	80,977
Amortization and writedowns	(64,837)	(1,161)	(65,998)
Unrealized investment (gains) losses	(242,085)	(5,881)	(247,966)
Balance, December 31, 2009	$432,375	$48,669	$481,044

The estimated future amortization of VOBA for the years ended December 31, 2010 through December 31, 2014 is as follows:

Year Ended December 31,	Amount
2010	$2,213
2011	2,421
2012	2,699
2013	2,929
2014	3,119

10.  Goodwill and Other Intangible Assets

The balances of and changes in goodwill, all of which is within the Retirement Services segment, for the years ended December 31, 2009 and 2008 are as follows:

Balance, January 1, 2008	$101,655
Purchase price accounting adjustment	3,600
Balance, December 31, 2008 and 2009	$105,255

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The following tables summarize other intangible assets, all of which are within the Retirement Services segment, as of December 31, 2009 and 2008:

	December 31, 2009
	Gross carrying amount	Accumulated amortization	Net book value
Customer relationships	$36,314	$(10,039)	$26,275
Preferred provider agreements	7,970	(4,613)	3,357
Total	$44,284	$(14,652)	$29,632

	December 31, 2008
	Gross carrying amount	Accumulated amortization	Net book value
Customer relationships	$36,314	$(7,249)	$29,065
Preferred provider agreements	7,970	(3,211)	4,759
Total	$44,284	$(10,460)	$33,824

Amortization expense for other intangible assets included in general insurance expenses was $4,192, $4,725 and $4,699 for the years ended December 31, 2009, 2008 and 2007, respectively.  Except for goodwill, the Company has no intangible assets with indefinite lives.

The estimated future amortization of other intangible assets using current assumptions, which are subject to change, for the years ended December 31, 2010 through December 31, 2014 is as follows:

Year Ended December 31,	Amount
2010	$3,996
2011	3,793
2012	3,590
2013	3,410
2014	3,215

11.  Commercial Paper

The Company maintains a commercial paper program that is partially supported by a $50,000 corporate credit facility (See Note 20).

The following table provides information regarding the Company’s commercial paper program at December 31, 2009 and 2008:

	December 31,
	2009	2008
Commercial paper outstanding	$97,613	$97,167
Maturity range (days)	7 - 20	6 - 28
Interest rate range	0.3%- 0.4%	0.6% - 2.4%

12.  Stockholder’s Equity and Dividend Restrictions

At December 31, 2009 and 2008, the Company had 50,000,000 shares of $1 par value preferred stock authorized, none of which were issued or outstanding at either date.  In addition, the Company has 50,000,000 shares of $1 par value common stock authorized, 7,032,000 of which were issued and outstanding at both December 31, 2009 and 2008.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

GWLA’s net income and capital and surplus, as determined in accordance with statutory accounting principles and practices as prescribed by the National Association of Insurance Commissioners, for the years ended December 31, 2009, 2008 and 2007 are as follows:

	Year Ended December 31,
	2009	2008	2007
	(Unaudited)
Net income	$282,033	$247,957	$562,309
Capital and surplus	1,375,267	901,429	1,846,170

Dividends are paid as determined by the Board of Directors, subject to restrictions as discussed below.  During the years ended December 31, 2009, 2008 and 2007, the Company paid dividends in the amounts of $24,682, $1,772,293 and $604,983, respectively, to its parent company, GWL&A Financial.  Dividends paid during 2008 were paid in part using the proceeds received from the sale of the Company’s Healthcare business as discussed in Note 3.

The maximum amount of dividends that can be paid to stockholders by insurance companies domiciled in the State of Colorado, without prior approval of the Insurance Commissioner, is subject to restrictions relating to statutory capital and surplus and statutory net gain from operations.  Unaudited statutory capital and surplus and net gain from operations at and for the year ended December 31, 2009 were $1,375,267 and $337,553, respectively.  GWLA may pay up to $337,553 (unaudited) of dividends during the year ended December 31, 2010 without the prior approval of the Colorado insurance commissioner.  Prior to any payments of dividends, the Company seeks approval from the Colorado Insurance Commissioner.

13.  Other Comprehensive Income

The following table presents the composition of other comprehensive income (loss) for the year ended December 31, 2009:

	Year Ended December 31, 2009
	Before-tax	Tax (Expense)	Net-of-tax
	Amount	Benefit	Amount
Unrealized holding gains (losses) arising during the year on available-for-sale fixed maturity investments	$1,174,693	$(411,143)	$763,550
Net changes during the year related to cash flow hedges	(57,218)	20,027	(37,191)
Reclassification adjustment for (gains)losses realized in net income	71,473	(25,016)	46,457
Net unrealized gains (losses)	1,188,948	(416,132)	772,816
Future policy benefits, deferred acquisition costs and value of business acquired adjustments	(250,468)	87,664	(162,804)
Net unrealized gains (losses)	938,480	(328,468)	610,012
Employee benefit plan adjustment	43,797	(15,329)	28,468
Other comprehensive income (loss)	$982,277	$(343,797)	$638,480

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The following table presents the composition of other comprehensive income (loss) for the year ended December 31, 2008:

	Year Ended December 31, 2008
	Before-tax	Tax (Expense)	Net-of-tax
	Amount	Benefit	Amount
Unrealized holding gains (losses) arising during the year on available-for-sale fixed maturity investments	$(1,431,239)	$496,555	$(934,684)
Net changes during the year related to cash flow hedges	85,494	(29,923)	55,571
Reclassification adjustment for (gains)losses realized in net income	38,978	(10,989)	27,989
Net unrealized gains (losses)	(1,306,767)	455,643	(851,124)
Future policy benefits, deferred acquisition costs and value of business acquired adjustments	254,180	(88,963)	165,217
Net unrealized gains (losses)	(1,052,587)	366,680	(685,907)
Employee benefit plan adjustment	(115,766)	40,518	(75,248)
Other comprehensive income (loss)	$(1,168,353)	$407,198	$(761,155)

The following table presents the composition of other comprehensive income (loss) for the year ended December 31, 2007:

	Year Ended December 31, 2007
	Before-tax	Tax (Expense)	Net-of-tax
	Amount	Benefit	Amount
Unrealized holding gains (losses) arising during the year on available-for-sale fixed maturity investments	$3,833	$(1,342)	$2,491
Net changes during the year related to cash flow hedges	12,317	(4,311)	8,006
Reclassification adjustment for (gains)losses realized in net income	3,098	(1,084)	2,014
Net unrealized gains (losses)	19,248	(6,737)	12,511
Future policy benefits, deferred acquisition costs and value of business acquired adjustments	(4,013)	1,405	(2,608)
Net unrealized gains (losses)	15,235	(5,332)	9,903
Employee benefit plan adjustment	53,843	(18,845)	34,998
Other comprehensive income (loss)	$69,078	$(24,177)	$44,901

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

14.  General Insurance Expenses

The following table summarizes the components of general insurance expenses for the years ended December 31, 2009, 2008 and 2007:

	Year Ended December 31,
	2009	2008	2007
Compensation	$273,934	$282,502	$281,670
Commissions	114,461	118,978	128,003
Premium and other taxes	22,947	25,704	21,366
Capitalization of DAC	(80,977)	(65,108)	(73,062)
Depreciation and amortization	15,603	19,240	22,362
Rent, net of sublease income	6,767	3,875	5,752
Other	76,408	44,504	46,335
Total general insurance expenses	$429,143	$429,695	$432,426

15.  Employee Benefit Plans

Defined Benefit Pension, Post-Retirement Medical and Supplemental Executive Retirement Plans - The Company has a noncontributory Defined Benefit Pension Plan covering substantially all of its employees that were hired before January 1, 1999.  Pension benefits are based principally on an employee’s years of service and compensation levels near retirement.  The Company’s policy for funding the defined benefit pension plans is to make annual contributions, which equal or exceed regulatory requirements.

The Company sponsors an unfunded Post-Retirement Medical Plan (the “Medical Plan”) that provides health benefits to retired employees who are not Medicare eligible.  The medical plan is contributory and contains other cost sharing features which may be adjusted annually for the expected general inflation rate.  The Company’s policy is to fund the cost of the medical plan benefits in amounts determined at the discretion of management.

The Company also provides supplemental executive retirement plans to certain key executives.  These plans provide key executives with certain benefits upon retirement, disability or death based upon total compensation.  The Company has purchased individual life insurance policies with respect to each employee covered by this plan.  The Company is the owner and beneficiary of the insurance contracts.

Prior to the adoption of the measurement provisions of ASC topic 715 for its year ended December 31, 2008, the Company utilized a November 30 measurement date for the Defined Benefit Pension and Post-Retirement Medical plans.  Upon adoption of the measurement provision of ASC topic 715, the Company changed the measurement date to correspond to the end of its fiscal year, December 31.  The impact of adopting the measurement date provisions of ASC 715 was a decrease to stockholder’s equity of $206.  Prepaid benefit costs and intangible assets are included in other assets and accrued benefit costs and unfunded status amounts are included in other liabilities in the accompanying consolidated balance sheets.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The following tables provide a reconciliation of the changes in the benefit obligations, fair value of plan assets and the under funded status for the Company’s Defined Benefit Pension, Post-Retirement Medical and Supplemental Executive Retirement plans as of the years ended December 31, 2009 and 2008:

	Defined benefit pension plan		Post-retirement medical plan		Supplemental executive retirement plan		Total
	2009	2008	2009	2008	2009	2008	2009	2008
Change in projected benefit obligation:
Benefit obligation, January 1	$303,383	$278,246	$16,483	$26,207	$45,765	$41,676	$365,631	$346,129
Service cost	4,087	5,743	680	1,263	717	665	5,484	7,671
Interest cost	19,135	18,356	709	1,254	2,856	2,735	22,700	22,345
Actuarial (gain) loss	2,253	23,200	(5,129)	(2,327)	(2,517)	3,578	(5,393)	24,451
Regular benefits paid	(10,580)	(10,217)	(607)	(1,344)	(2,391)	(1,761)	(13,578)	(13,322)
Special termination benefits	-	-	-	-	-	2,053	-	2,053
Curtailments	-	(14,165)	-	(8,855)	-	(3,181)	-	(26,201)
Other	-	2,220	-	285	-	-	-	2,505
Benefit obligation, December 31	$318,278	$303,383	$12,136	$16,483	$44,430	$45,765	$374,844	$365,631

	Defined benefit pension plan		Post-retirement medical plan		Supplemental executive retirement plan		Total
	2009	2008	2009	2008	2009	2008	2009	2008
Change in plan assets:
Value of plan assets, January 1	$201,970	$274,452	$-	$-	$-	$-	$201,970	$274,452
Actual return (loss) on plan assets	47,188	(73,765)	-	-	-	-	47,188	(73,765)
Employer contributions	12,500	11,500	607	1,344	2,391	1,761	15,498	14,605
Benefits paid	(10,580)	(10,217)	(607)	(1,344)	(2,391)	(1,761)	(13,578)	(13,322)
Value of plan assets, December 31	$251,078	$201,970	$-	$-	$-	$-	$251,078	$201,970

	Defined benefit pension plan		Post-retirement medical plan		Supplemental executive retirement plan		Total
	2009	2008	2009	2008	2009	2008	2009	2008
Funded (under funded) status at December 31	$(67,200)	$(101,413)	$(12,136)	$(16,483)	$(44,430)	$(45,765)	$(123,766)	$(163,661)

A recovery in market liquidity has resulted in improved market values for the Company’s Defined Benefit Pension Plan assets since December 31, 2008.

The following table presents amounts recognized in the consolidated balance sheets at December 31, 2009 and 2008 for the Company’s Defined Benefit Pension, Post-retirement Medical and Supplemental Executive Retirement plans:

	Defined benefit pension plan		Post-retirement medical plan		Supplemental executive retirement plan		Total
	2009	2008	2009	2008	2009	2008	2009	2008
Amounts recognized in consolidated balance sheets:
Accumulated other comprehensive (expense)income (loss)	(79,353)	(116,920)	17,964	14,925	(4,484)	(7,676)	(65,873)	(109,671)

The accumulated benefit obligation for the Defined Benefit Pension Plan was $303,352 and $289,525 at December 31, 2009 and 2008, respectively.

The following table provides information regarding amounts in accumulated other comprehensive income that have not yet been recognized as components of net periodic benefit costs at December 31, 2009:

	Defined benefit pension plan		Post-retirement medical plan		Supplemental executive retirement plan		Total
	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax
Net gain (loss)	$(81,955)	$(53,271)	$6,522	$4,239	$(238)	$(155)	$(75,671)	$(49,187)
Net prior service (cost) credit	(300)	(195)	11,442	7,437	(4,246)	(2,760)	6,896	4,482
Net transition asset (obligation)	2,902	1,886	-	-	-	-	2,902	1,886
	$(79,353)	$(51,580)	$17,964	$11,676	$(4,484)	$(2,915)	$(65,873)	$(42,819)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The following table provides information regarding amounts in accumulated other comprehensive income that are expected to be recognized as components of net periodic benefit costs during the year ended December 31, 2010:

	Defined benefit pension plan		Post-retirement medical plan		Supplemental executive retirement plan		Total
	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax
Net gain (loss)	$(6,285)	$(4,085)	$407	$265	$-	$-	$(5,878)	$(3,820)
Net prior service (cost) credit	(82)	(53)	1,650	1,072	(675)	(439)	893	580
Net transition asset (obligation)	1,514	984	-	-	-	-	1,514	984
	$(4,853)	$(3,154)	$2,057	$1,337	$(675)	$(439)	$(3,471)	$(2,256)

The expected benefit payments for the Company’s Defined Benefit Pension, Post-Retirement Medical and Supplemental Executive Retirement plans for the years indicated are as follows:

	Defined benefit pension plan	Post-retirement medical plan	Supplemental executive retirement plan
2010	$10,891	$768	$2,699
2011	11,359	806	2,916
2012	12,142	810	2,913
2013	12,911	829	2,908
2014	13,742	933	2,721
2015 through 2019	88,795	5,977	18,181

Net periodic (benefit) cost of the Defined Benefit Pension, Post-Retirement Medical and Supplemental Executive Retirement plans included in general insurance expenses in the accompanying consolidated statements of income for the years ended December 31, 2009, 2008 and 2007 includes the following components:

	Defined benefit pension plan
	2009	2008	2007
Components of net periodic (benefit) cost:
Service cost	$4,087	$5,743	$9,685
Interest cost	19,135	18,356	17,293
Expected return on plan assets	(16,073)	(20,499)	(20,166)
Amortization of transition obligation	(1,514)	(1,514)	(1,514)
Amortization of unrecognized prior service cost	88	120	218
Amortization of loss from earlier periods	10,131	679	4,877
Net periodic (benefit) cost	$15,854	$2,885	$10,393

	Post-retirement medical plan
	2009	2008	2007
Components of net periodic (benefit) cost:
Service cost	$680	$1,263	$2,050
Interest cost	709	1,254	1,489
Amortization of unrecognized prior service cost	(1,650)	(2,169)	(3,727)
Amortization of loss from earlier periods	(440)	85	651
Net periodic (benefit) cost	$(701)	$433	$463

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

	Supplemental executive retirement plan
	2009	2008	2007
Components of net periodic (benefit) cost:
Service cost	$716	$665	$1,044
Interest cost	2,856	2,735	2,589
Amortization of unrecognized prior service cost	675	814	986
Amortization of loss from earlier periods	-	-	250
Net periodic (benefit) cost	$4,247	$4,214	$4,869

The following tables present the assumptions used in determining benefit obligations of the Defined Benefit Pension, Post-Retirement Medical and the Supplemental Executive Retirement plans for the years ended December 31, 2009, 2008 and 2007:

	Defined benefit pension plan
	2009	2008	2007
Discount rate	6.37%	6.40%	6.75%
Expected return on plan assets	8.00%	8.00%	8.00%
Rate of compensation increase	4.94%	4.94%	3.19%

	Post-retirement medical plan
	2009	2008	2007
Discount rate	6.37%	6.40%	6.75%

	Supplemental executive retirement plan
	2009	2008	2007
Discount rate	6.37%	6.40%	6.75%
Rate of compensation increase	6.00%	6.00%	6.00%

The discount rate has been set based upon the rates of return on high-quality fixed-income investments currently available and expected to be available during the period the benefits will be paid.  In particular, the yields on bonds rated AA or better on the measurement date have been used to set the discount rate.

Assumed healthcare cost trend rates have a significant effect on the amounts reported for the Post- Retirement Medical Plan.  For measurement purposes, an 8.00% annual rate of increase in the per capita cost of covered healthcare benefits was assumed and that the rate would gradually decrease to a level of 5.25% by 2016.

The following table presents what a one-percentage-point change would have on assumed healthcare cost trend rates:

	One percentage point increase	One percentage point decrease
Increase (decrease) on total service and interest cost on components	$182	$(156)
Increase (decrease) on post-retirement benefit obligation	1,264	(1,107)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The following table presents how the Company’s Defined Benefit Pension Plan assets are invested at December 31, 2009 and 2008:

	December 31,
	2009	2008
Equity securities	65%	62%
Debt securities	33%	30%
Other	2%	8%
Total	100%	100%

The following table presents information about the Defined Benefit Retirement Plan’s assets measured at fair value on a recurring basis as of December 31, 2009 and indicates the fair value hierarchy of the valuation techniques utilized to determine such fair value.  See Note 7 for a description of Level 1, Level 2 and Level 3 hierarchies and for valuation methods applied.

	Defined Benefit Plan Assets Measured at Fair Value on a Recurring Basis
	December 31, 2009
	Quoted prices in active markets for identical assets	Significant other observable inputs	Significant unobservable inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Common collective trust funds	$-	$162,635	$-	$162,635
Long-term asset-backed securities	-	82,370	-	82,370
Money market funds	1,490	-	-	1,490
Preferred stock	-	88	-	88
Limited partnership interests	-	-	4,495	4,495
Total	$1,490	$245,093	$4,495	$251,078

The following tables present additional information about assets and liabilities of the Defined Benefit Retirement Plan measured at fair value on a recurring basis and for which the Company has utilized Level 3 inputs to determine fair value:

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Limited partnership interests	Long-term asset-backed securities	Total
Balance, December 31, 2008	$2,750	$3,627	$6,377
Actual return on plan assets:
Relating to assets held at the reporting date	142	-	142
Purchases, sales and settlements	1,603	-	1,603
Transfers in (out) of Level 3	-	(3,627)	(3,627)
Balance, December 31, 2009	$4,495	$-	$4,495

The investment objective of the Defined Benefit Pension Plan is to provide a risk-adjusted return that will ensure the payment of benefits while protecting against the risk of substantial investment losses.  Correlations among the asset classes are used to identify an asset mix that the Company believes will provide the most attractive returns.  Long-term return forecasts for each asset class using historical data and other qualitative considerations to adjust for projected economic forecasts are used to set the expected rate of return for the entire portfolio.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The Defined Benefit Pension Plan utilizes various investment securities.  Generally, investment securities are exposed to various risks, such as interest rate risks, credit risk and overall market volatility.  Due to the level of risk associated with certain investment securities, it is reasonably possible that changes in the values of investment securities will occur and that such changes could materially affect the amounts reported.

The following table presents the ranges the Company targets for the allocation of invested Defined Benefit Pension Plan assets at December 31, 2010:

December 31, 2010
Equity securities	25% - 75%
Debt securities	25% - 75%
Other	0% - 15%

Management estimates the value of these investments will be recoverable.  The Company does not expect any plan assets to be returned to it during the year ended December 31, 2010.  The Company made contributions in the amounts of $12,500 and $11,500 to its Defined Benefit Pension Plan during the years ended December 31, 2009 and 2008, respectively.  The Company expects to contribute approximately $768 to its Post-Retirement Medical Plan and $2,699 to its Supplemental Executive Retirement Plan during the year ended December 31, 2010.  The Company will make a contribution at least equal to the minimum contribution of $3,600 to its Defined Benefit Pension Plan during the year ended December 31, 2010.

During the second quarter of 2008, the Company recorded defined benefit pension plan costs of $672, post-retirement medical plan benefits of $19,346 and supplemental executive retirement plan costs of $1,833 as adjustments to income from discontinued operations due to plan curtailments related to the sale of the Healthcare segment.

Other employee benefit plans - The Company sponsors a defined contribution 401(k) retirement plan which provides eligible participants with the opportunity to defer up to 50% of base compensation.  The Company matches 50% of the first 5% of participant pre-tax contributions for employees hired before January 1, 1999.  For all other employees, the Company matches 50% of the first 8% of participant pre-tax contributions.  Company contributions for the years ended December 31, 2009, 2008 and 2007 were $5,006, $7,384 and $9,573, respectively.

The Company has an executive deferred compensation plan providing key executives with the opportunity to participate in an unfunded deferred compensation program.  Under the program, participants may defer base compensation and bonuses and earn interest on the amounts deferred.  The program is not qualified under Section 401 of the Internal Revenue Code.  Participant balances, which are reflected in other liabilities in the accompanying consolidated balance sheets, are $15,286 and $16,752 at December 31, 2009 and 2008, respectively.  The participant deferrals earned interest at the average rates of 6.93% and 7.06% during the years ended December 31, 2009 and 2008, respectively.  The interest rate is based on the Moody’s Average Annual Corporate Bond Index rate plus 0.45% for actively employed participants and fixed rates ranging from 6.37% to 8.30% for retired participants.  Interest expense related to this plan was $1,110, $1,224 and $1,261 for the years ended December 31, 2009, 2008 and 2007, respectively, and is included in general insurance expenses in the consolidated statements of income.

The Company has a deferred compensation plan for select sales personnel with the opportunity to participate in an unfunded deferred compensation program.  Under this program, participants may defer compensation and earn interest on the amounts deferred.  The program is not qualified under Section 401 of the Internal Revenue Code.  Effective January 1, 2005, this program no longer accepted participant deferrals.  Participant balances, which are included in other liabilities in the accompanying consolidated balance sheets, are $3,772 and $4,369 at December 31, 2009 and 2008, respectively.  The participant deferrals earned interest at the average rate of 4.4% and 4.5% during the years ended December 31, 2009 and 2008, respectively.  The interest rate is based on an annual rate determined by the Company.  The interest expense related to this plan was $187, $233 and $258 for the years ended December 31, 2009, 2008 and 2007, respectively, and is included in general insurance expense in the consolidated statements of income.

The Company offers an unfunded, non-qualified deferred compensation plan to a select group of management and highly compensated individuals.  Participants defer a portion of their compensation and realize potential market gains or losses on the invested contributions.  The program is not qualified under Section 401 of the Internal Revenue Code.  Participant balances, which are included in other liabilities in the accompanying consolidated balance sheets, are $12,240 and $9,238 at December 31, 2009 and 2008, respectively.  Unrealized gains (losses) on invested participant deferrals were $2,053, ($3,709) and $997 for the years ended December 31, 2009, 2008 and 2007, respectively.

16.  Federal Income Taxes

The provision for income taxes from continuing operations is comprised of the following:

	Year Ended December 31, 2009
	2009	2008	2007
Current	$(47,842)	$14,828	$60,813
Deferred	93,950	81,010	57,978
Total income tax provision from continuing operations	$46,108	$95,838	$118,791

The following table presents a reconciliation between the statutory federal income tax rate and the Company’s effective federal income tax rate from continuing operations for the years ended December 31, 2009, 2008 and 2007:

	Year Ended December 31,
	2009	2008	2007
Statutory federal income tax rate	35.0%	35.0%	35.0%
Income tax effect of:
Investment income not subject to federal tax	(4.9%)	(1.4%)	(1.6%)
Tax credits	(4.9%)	(2.5%)	(2.8%)
State income taxes, net of federal benefit	(2.8%)	1.1%	0.5%
Provision for policyholders' share of earnings on participating business	0.3%	(13.2%)	2.0%
Prior period adjustment	1.7%	(0.3%)	1.4%
Income tax contingency provisions	0.9%	1.0%	2.0%
Other, net	2.1%	(2.0%)	(3.4%)
Effective federal income tax rate from continuing operations	27.4%	17.7%	33.1%

Included above in the provision for policyholder’s share of earnings on participating business is the income tax effect of the $207,785 decrease in undistributed earnings on participating business as discussed in Note 4.

The Company adopted the income tax contingency provisions contained in ASC topic 740 on January 1, 2007.  As a result of the adoption of these provisions, the Company recognized an $87,427 increase in the liability for unrecognized tax benefits, of which $6,195 was accounted for as a reduction to the January 1, 2007 balance of retained earnings.  The Company recognized increases in unrecognized tax benefits of $24,843 and $6,600 during the tax years ended December 31, 2009 and 2008, respectively.  During the twelve months ended December 31, 2009, the Company recognized an increase of $21,268 in the current period unrecognized tax benefits relating to changes in the composition of the consolidated tax group.  Because of the impact of deferred tax accounting, the increase in the unrecognized tax benefit does not effect the effective tax rate.  The Company anticipates additional increases in its unrecognized tax benefits of $18,000 to $20,000, in the next twelve months, due to changes in the composition of the consolidated group.  The Company does not anticipate that this increase in its unrecognized tax benefit will impact the effective tax rate.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

A reconciliation of unrecognized tax benefits for the years ended December 31, 2009 and 2008 is as follows:

Balance, January 1, 2008	$61,286
Additions for tax positions in the current year	6,600
Reductions for tax positions in current year	(1,935)
Additions for tax positions in prior years	17,349
Reductions for tax positions in prior years	(23,221)
Balance, December 31, 2008	60,079
Additions for tax positions in the current year	24,843
Reductions for tax positions in current year	(2,670)
Reductions for tax positions in prior years	(862)
Balance, December 31, 2009	$81,390

Included in the unrecognized tax benefits of $81,390 at December 31, 2009 was $5,351 of tax benefits that, if recognized, would increase the annual effective tax rate.  Also included in the balance at December 31, 2009 is $76,039 of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.  Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective rate but would accelerate the payment of cash to the taxing authority to an earlier period.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in current income tax expense.  The Company recognized approximately $2,430, $6,916 and $1,300 in interest and penalties related to the uncertain tax positions during the years ended December 31, 2009, 2008 and 2007, respectively.  The Company had approximately $14,978 and $12,548 accrued for the payment of interest and penalties at December 31, 2009 and 2008, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various states. With few exceptions, the Company is no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years 2004 and prior.  Tax years 2005, 2006, 2007 and 2008 are open to federal examination by the Internal Revenue Service (the “I.R.S.”).  The Company is currently under federal examination by the I.R.S. for the 2005 tax year.  The Company does not expect significant increases or decreases to unrecognized tax benefits relating to federal, state or local audits.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities.  The tax effect of temporary differences, which give rise to the deferred tax assets and liabilities as of December 31, 2009 and 2008, are as follows:

	December 31,
	2009		2008
	Deferred	Deferred	Deferred	Deferred
	Tax Asset	Tax Liability	Tax Asset	Tax Liability
Policyholder reserves	$-	$278,700	$-	$105,049
Deferred acquisition costs	-	168,255	-	144,069
Investment assets	244,168	-	542,104	-
Policyholder dividends	19,861	-	20,298	-
Net operating loss carryforward	212,635	-	267,074	-
Pension plan accrued benefit liability	21,330	-	39,571	-
Goodwill	-	22,426	-	19,833
Experience rated refunds	87,397	-	29,086	-
Other	9,868	-	-	51,383
Total deferred taxes	$595,259	$469,381	$898,133	$320,334

Amounts presented for investment assets above include $58,348 and $400,339 related to the net unrealized losses (gains) on the Company’s fixed maturity and equity investments, which are classified as available-for-sale at December 31, 2009 and 2008, respectively.

The Company, together with certain of its subsidiaries, and Lifeco U.S. have entered into an income tax allocation agreement whereby Lifeco U.S. files a consolidated federal income tax return.  Under the agreement, these companies are responsible for and will receive the benefits of any income tax liability or benefit computed on a separate tax return basis.

The Company has federal net operating loss carry forwards generated by a subsidiary that files an income tax return separate from the Lifeco U.S. consolidated federal income tax return.  As of December 31, 2009, the subsidiary had net operating loss carry forwards expiring as follows:

Year	Amount
2020	$170,077
2021	113,002
2022	136,796
2023	81,693
Total	$501,568

Included in due from parent and affiliates at December 31, 2009 and 2008 is $177,716 and $37,097, respectively, of income taxes receivable from Lifeco U.S. related to the consolidated income tax return filed by the Company and certain subsidiaries.  Included in the consolidated balance sheets at December 31, 2009 and 2008 is $34,905 and $31,205 of income taxes receivable in other assets related to the separate federal income tax returns filed by certain subsidiaries, state income tax returns and unrecognized tax benefits.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

17.  Segment Information

The Company has three reportable segments: Individual Markets, Retirement Services and Other.  The Individual Markets segment distributes life insurance and individual annuity products to both individuals and businesses through various distribution channels.  Life insurance products in-force include participating and non-participating term life, whole life, universal life and variable universal life.  The Retirement Services segment provides retirement plan enrollment services, communication materials, various retirement plan investment options and educational services to employer-sponsored defined contribution/defined benefit plans and 401(k) and 403(b) plans, as well as comprehensive administrative and record-keeping services for financial institutions and employers.  The Company’s Other segment includes corporate items not directly allocated to any of its other business segments, interest expense on long-term debt and the activities of a wholly owned subsidiary whose sole business is the assumption of a certain block of term life insurance from an affiliated company.

As discussed in Note 3, substantially all of the Company’s former Healthcare segment has been sold and reclassified as discontinued operations and, accordingly, is no longer reported as a separate business segment.  The Company retained a small portion of its Healthcare business and reports it within its Individual Markets segment.  The segment reporting for prior periods has been restated to reflect these changes in business segments.

The accounting policies of each of the reportable segments are the same as those described in Note 1.  The Company evaluates performance of its reportable segments based on their profitability from operations after income taxes.  Inter-segment transactions and balances have been eliminated in consolidation.  The Company’s operations are not materially dependent on one or a few customers, brokers or agents.

The following tables summarize segment financial information for the year ended and as of December 31, 2009:

	Year Ended December 31, 2009
	Individual	Retirement
	Markets	Services	Other	Total
Revenue:
Premium income	$428,142	$2,949	$129,161	$560,252
Fee income	49,845	331,242	5,114	386,201
Net investment income	718,040	383,446	47,598	1,149,084
Net realized losses on investments	(38,382)	(23,239)	(5,919)	(67,540)
Total revenues	1,157,645	694,398	175,954	2,027,997
Benefits and expenses:
Policyholder benefits	982,465	231,648	112,691	1,326,804
Operating expenses	101,662	360,164	70,823	532,649
Total benefits and expenses	1,084,127	591,812	183,514	1,859,453
Income (loss) from continuing operations before income taxes	73,518	102,586	(7,560)	168,544
Income tax expense	18,830	27,366	(88)	46,108
Income (loss) from continuing operations	$54,688	$75,220	$(7,472)	$122,436

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

	December 31, 2009
	Individual	Retirement
	Markets	Services	Other	Total
Assets:
Investments	$11,907,136	$7,101,489	$1,367,403	$20,376,028
Other assets	1,430,349	853,069	164,260	2,447,678
Separate account assets	4,598,607	14,288,294	-	18,886,901
Assets from continuing operations	17,936,092	22,242,852	1,531,663	41,710,607
Assets from discontinued operations	-	-	-	87,719
Total assets	$17,936,092	$22,242,852	$1,531,663	$41,798,326

The following tables summarize segment financial information for the year ended and as of December 31, 2008:

	Year Ended December 31, 2008
	Individual	Retirement
	Markets	Services	Other	Total
Revenue:
Premium income	$377,525	$2,291	$145,321	$525,137
Fee income	55,852	368,536	4,833	429,221
Net investment income	692,193	351,585	34,691	1,078,469
Net realized gains (losses) on investments	(11,500)	(10,165)	(31)	(21,696)
Total revenues	1,114,070	712,247	184,814	2,011,131
Benefits and expenses:
Policyholder benefits	889,967	229,948	(172,327)	947,588
Operating expenses	108,702	324,500	88,996	522,198
Total benefits and expenses	998,669	554,448	(83,331)	1,469,786
Income from continuing operations before income taxes	115,401	157,799	268,145	541,345
Income tax expense	35,846	41,023	18,969	95,838
Income from continuing operations	$79,555	$116,776	$249,176	$445,507

	December 31, 2008
	Individual	Retirement
	Markets	Services	Other	Total
Assets:
Investments	$10,653,738	$5,935,760	$1,492,175	$18,081,673
Other assets	1,678,000	934,902	235,023	2,847,925
Separate account assets	4,718,758	10,403,185	-	15,121,943
Assets from continuing operations	17,050,496	17,273,847	1,727,198	36,051,541
Assets from discontinued operations	-	-	-	124,089
Total assets	$17,050,496	$17,273,847	$1,727,198	$36,175,630

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The following table summarizes segment financial information for the year ended December 31, 2007:

	Year Ended December 31, 2007
	Individual	Retirement
	Markets	Services	Other	Total
Revenue:
Premium income	$(1,027,417)	$4,729	$165,421	$(857,267)
Fee income	69,535	388,959	4,771	463,265
Net investment income	759,037	350,382	30,122	1,139,541
Net realized gains (losses) on investments	(8,081)	4,885	1,168	(2,028)
Total revenues	(206,926)	748,955	201,482	743,511
Benefits and expenses:
Policyholder benefits	(577,592)	224,413	128,315	(224,864)
Operating expenses	190,721	338,677	80,311	609,709
Total benefits and expenses	(386,871)	563,090	208,626	384,845
Income (loss) from continuing operations before income taxes	179,945	185,865	(7,144)	358,666
Income tax expense	59,863	58,474	454	118,791
Income (loss) from continuing operations	$120,082	$127,391	$(7,598)	$239,875

18.  Share-Based Compensation

Lifeco, of which the Company is an indirect wholly-owned subsidiary, has a stock option plan (the “Lifeco plan”) that provides for the granting of options on its common shares to certain of its officers and employees and those of its subsidiaries, including the Company.  Options are granted with exercise prices not less than the average market price of the shares on the five days preceding the date of the grant.  Termination of employment prior to the vesting of the options results in the forfeiture of the unvested options.  The Lifeco plan provides for the granting of options with varying terms and vesting requirements with vesting commencing on the first anniversary of the grant and expiring ten years from the date of grant.  Lifeco did not grant stock options to employees of the Company during the year ended December 31, 2009.

The following table presents information regarding the share-based compensation expense the Company recognized during the years ended December 31, 2009, 2008 and 2007.  Share-based compensation expense of continuing operations is included in general insurance expenses in the consolidated statements of income.  Share-based compensation expense of discontinued operations is included in income from discontinued operations in the consolidated statements of income.

	Year ended December 31,
	2009	2008	2007
Continuing operations	$2,181	$3,143	$3,816
Discontinued operations	-	1,980	-
	$2,181	$5,123	$3,816

The Lifeco plan contains a provision that permits a retiring option holder with unvested stock options on the date of retirement to continue to vest in them after retirement for a period of up to five years.  Upon the retirement of an option holder with unvested options, the Company accelerates the recognition period to the date of retirement for any unrecognized share-based compensation cost related thereto and recognizes it in its earnings at that time.  At December 31, 2009, the Company had $2,632, net of estimated forfeitures, of unrecognized share-based compensation costs, which will be recognized in its earnings through 2015.  The weighted-average period over which these costs will be recognized in earnings is 2.1 years.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The following table summarizes the status of, and changes in, the Lifeco plan options granted to Company employees which are outstanding at December 31, 2009.  The options granted relate to underlining stock traded in Canadian dollars on the Toronto Stock Exchange, therefore, the amounts, which are presented in United States dollars, will fluctuate as a result of exchange rate fluctuations.

		Weighted Average
	Shares Under Option	Exercise Price (Whole Dollars)	Remaining Contractual Term (Years)	Aggregate Intrinsic Value 1
Outstanding, January 1, 2009	4,317,541	$19.47
Exercised	(572,239)	11.67
Outstanding, December 31, 2009	3,745,302	24.30	4.8	15,247

Vested and expected to vest,
December 31, 2009	3,739,342	$24.29	4.8	$15,247

Exercisable, December 31, 2009	2,828,902	$21.96	3.9	$15,247

¹  The aggregate intrinsic value is calculated as the difference between the market price of Lifeco common shares on December 31, 2009 and the exercise price of the option (only if the result is positive) multiplied by the number of options.

The following table presents other information regarding stock options under the Lifeco plan during the year ended December 31, 2009:

Year Ended
December 31, 2009
Intrinsic value of options exercised 1	$7,039
Fair value of options vested	1,361

¹  The intrinsic value of options exercised is calculated as the difference between the market price of Lifeco common shares on the date of exercise and the exercise price of the option multiplied by the number of options exercised.

19.  Obligations Relating to Debt and Leases

The Company enters into operating leases primarily for the rental of office space.  The following table shows, as of December 31, 2009, scheduled related party debt principal repayments and minimum annual rental commitments for operating leases having initial or remaining non-cancelable lease terms in excess of one year during the years ended December 31, 2010 through 2014 and thereafter:

Year Ended December 31,	Related Party Notes	Operating Leases	Total Debt and Lease Obligations
2010	$-	$11,872	$11,872
2011	-	4,315	4,315
2012	-	3,329	3,329
2013	-	2,018	2,018
2014	-	2,941	2,941
Thereafter	528,400	1,227	529,627

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

20.  Commitments and Contingencies

The Company is one of two defendants in an action filed in the Colorado District Court for Arapahoe County, Colorado by a disease management vendor in an action relating to its healthcare business (which was sold to Connecticut General Life Insurance Company in a transaction that closed on April 1, 2008).  The plaintiff alleges that the Company breached a contract with it and engaged in tortious conduct, for which the plaintiff seeks both compensatory and punitive damages.  The Company believes it has meritorious defenses against the plaintiff’s claims and is vigorously contesting them.  The Company’s motion for partial summary judgment is pending.  The lawsuit is scheduled for trial commencing March 1, 2010.

The extent of the losses beyond any amounts that may be accrued is not readily determinable at this time.  However, based on facts and circumstances presently known, in the opinion of management, an unfavorable outcome will not materially affect the equity of the Company, although its results of discontinued operations may be adversely affected.

The Company is involved in various other legal proceedings that arise in the ordinary course of its business.  In the opinion of management, after consultation with counsel, the resolution of these proceedings are not expected to have a material adverse effect on the Company’s consolidated financial position or the results of its operations.

The Company has entered into a corporate credit facility agreement in the amount of $50,000 for general corporate purposes.  The credit facility matures on May 26, 2010.  Interest accrues at a rate dependent upon various conditions and terms of borrowings.  The agreement requires, among other things, the Company to maintain a minimum adjusted statutory net worth of $900,000 plus 50% of its statutory net income, if positive, for each quarter ending after June 30, 2008.  The Company had no borrowings under the credit facility at either December 31, 2009 or 2008 and was in compliance with all covenants.

The Company makes commitments to fund partnership interests and other investments in the normal course of its business.  The amounts of these unfunded commitments at December 31, 2009 and 2008 were $126,882 and $49,334, respectively, all of which is due within one year from the dates indicated.

21.  Subsequent Events

Management has evaluated subsequent events for potential recognition or disclosure in the Company’s consolidated financial statements through February 19, 2010, the date on which the Company’s consolidated financial statements were issued.  No subsequent event has occurred requiring its recognition or disclosure in the Company’s consolidated financial statements.

On February 8, 2010, the Company’s Board of Directors declared a dividend in the amount of $66,000 to be paid during the first quarter of 2010.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Schedule III
Supplemental Insurance Information
(In Thousands)

	As of and for the year ended December 31, 2009
Operations:	Individual Markets Segment	Retirement Services Segment	Other Segment	Total
Deferred acquisition costs	$174,360	$258,015	$-	$432,375
Future policy benefits, losses, claims and expenses	11,598,641	6,994,319	341,688	18,934,648
Unearned premium reserves	37,912	-	-	37,912
Other policy claims and benefits payable	689,377	319	28,349	718,045
Premium income	428,142	2,949	129,161	560,252
Net investment income	718,040	383,446	47,598	1,149,084
Benefits, claims, losses and settlement expenses	982,465	231,648	112,691	1,326,804
Amortization of deferred acquisition costs	16,221	48,616	-	64,837
Other operating expenses	85,441	311,548	70,823	467,812

	As of and for the year ended December 31, 2008
Operations:	Individual Markets Segment	Retirement Services Segment	Other Segment	Total
Deferred acquisition costs	$255,148	$403,172	$-	$658,320
Future policy benefits, losses,claims and expenses (1)	11,181,058	6,568,078	320,641	18,069,777
Unearned premium reserves (1)	35,871	-	-	35,871
Other policy claims and benefits payable	657,352	306	25,264	682,922
Premium income	377,525	2,291	145,321	525,137
Net investment income	692,193	351,585	34,691	1,078,469
Benefits, claims, losses and settlement expenses	889,967	229,948	(172,327)	947,588
Amortization of deferred acquisition costs	21,081	34,470	-	55,551
Other operating expenses	87,621	290,030	88,996	466,647

	For the year ended December 31, 2007
Operations:	Individual Markets Segment	Retirement Services Segment	Other Segment	Total
Premium income	$(1,027,417)	$4,729	$165,421	$(857,267)
Net investment income	759,037	350,382	30,122	1,139,541
Benefits, claims, losses and settlement expenses	(577,592)	224,413	128,315	(224,864)
Amortization of deferred acquisition costs	104,345	24,230	-	128,575
Other operating expenses	86,376	314,447	80,311	481,134

(1) A reclassification of $29,500 was made from unearned premium reserves to future policy benefits, losses, claims and expenses for consistency with the presentation as of December 31, 2009.

COLI VUL -4 Series Account of Great-West Life & Annuity Insurance Company
Financial Statements for the Year Ended December 31, 2009 and for the Period Ended December 31, 2008 and Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
COLI VUL-4 Series Account
and the Board of Directors of
Great-West Life & Annuity Insurance Company

We have audited the accompanying statements of assets and liabilities of COLI VUL-4 Series Account of Great-West Life & Annuity Insurance Company (the “Series Account”) comprising the investment divisions as disclosed in Appendix A as of December 31, 2009, and the related statements of operations for the periods presented in Appendix A, the statements of changes in net assets for each of the periods presented in Appendix A, and the financial highlights included in Note 6 for each of the periods presented.  These financial statements and financial highlights are the responsibility of the Series Account’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Series Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series Account's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the fund house. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of  each of the investment divisions constituting the COLI VUL-4 Series Account of Great-West Life & Annuity Insurance Company as of December 31, 2009, the results of their operations for the periods presented, the changes in their net assets for each of the periods presented, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

April 9, 2010

COLI VUL-4 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

APPENDIX A

	Statements of Assets	Statements of	Statements of Changes
Investment Division	and Liabilities	Operations	in Net Assets
	As Of	For the	For Each of the
Dreyfus VIF International Value Portfolio	December 31, 2009	Year Ended December 31, 2009	Year Ended December 31, 2009 and Period from August 1, 2008* to December 31, 2008
DWS Dreman Small Mid Cap Value VIP Portfolio	December 31, 2009	Year Ended December 31, 2009	Year Ended December 31, 2009 and Period from August 1, 2008* to December 31, 2008
Fidelity VIP Contrafund Portfolio	December 31, 2009	Year Ended December 31, 2009	Year Ended December 31, 2009 and Period from March 18, 2008* to December 31, 2008
Fidelity VIP Mid Cap Portfolio	December 31, 2009	Year Ended December 31, 2009	Year Ended December 31, 2009 and Period from March 18, 2008* to December 31, 2008
Janus Aspen Balanced Portfolio	N/A	Period from January 1, 2009 to August 19, 2009**	Period from January 1, 2009 to August 19, 2009**
Janus Aspen Forty Portfolio	December 31, 2009	Year Ended December 31, 2009	Year Ended December 31, 2009 and Period from August 1, 2008* to December 31, 2008
Janus Aspen Overseas Portfolio	December 31, 2009	Year Ended December 31, 2009	Year Ended December 31, 2009 and Period from March 18, 2008* to December 31, 2008
Maxim Conservative Profile I Portfolio	December 31, 2009	Year Ended December 31, 2009	Year Ended December 31, 2009 and Period from December 23, 2008* to December 31, 2008
Maxim Moderate Profile I Portfolio	December 31, 2009	Year Ended December 31, 2009	Year Ended December 31, 2009
Maxim Moderately Aggressive Profile I Portfolio	December 31, 2009	Year Ended December 31, 2009	Year Ended December 31, 2009
Maxim Money Market Portfolio	N/A	N/A	Period from January 1, 2009 to January 8, 2009** and Period from December 31, 2008* to December 31, 2008
Maxim T. Rowe Price Equity/Income Portfolio	December 31, 2009	Year Ended December 31, 2009	Year Ended December 31, 2009 and Period from August 1, 2008* to December 31, 2008
Maxim T. Rowe Price Midcap Growth Portfolio	December 31, 2009	Year Ended December 31, 2009	Year Ended December 31, 2009 and Period from August 1, 2008* to December 31, 2008
Pimco VIT Total Return Portfolio	N/A	Period from January 1, 2009 to October 13, 2009**	Period from January 1, 2009 to October 13, 2009**
Royce Micro-Cap Portfolio	December 31, 2009	Year Ended December 31, 2009	Year Ended December 31, 2009 and Period from October 7, 2008* to December 31, 2008
Royce Small-Cap Portfolio	December 31, 2009	Year Ended December 31, 2009	Year Ended December 31, 2009 and Period from October 7, 2008* to December 31, 2008
Van Eck WIT Worldwide Emerging Markets Fund	December 31, 2009	Year Ended December 31, 2009	Year Ended December 31, 2009
Van Eck WIT Worldwide Hard Assets Fund	December 31, 2009	Year Ended December 31, 2009	Year Ended December 31, 2009

* - date represents commencement of operations
** - date represents cessation of contractholders investment

COLI VUL-4 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

	DREYFUS VIF INTERNATIONAL VALUE PORTFOLIO	DWS DREMAN SMALL MID CAP VALUE VIP PORTFOLIO	FIDELITY VIP CONTRAFUND PORTFOLIO	FIDELITY VIP MID CAP PORTFOLIO	JANUS ASPEN FORTY PORTFOLIO	JANUS ASPEN OVERSEAS PORTFOLIO

ASSETS:
Investments at market value (1)	$1,579	$1,615	$2,840	$579	$3,640	$3,155
Purchase payments receivable	37	37	55		74	55

Total assets	1,616	1,652	2,895	579	3,714	3,210

LIABILITIES:
Due to Great West Life & Annuity Insurance Company

Total liabilities

NET ASSETS	$1,616	$1,652	$2,895	$579	$3,714	$3,210

NET ASSETS REPRESENTED BY:
Accumulation units	$1,616	$1,652	$2,895	$579	$3,714	$3,210

ACCUMULATION UNITS OUTSTANDING	200	199	386	71	457	381

UNIT VALUE (ACCUMULATION)	$8.08	$8.30	$7.50	$8.15	$8.13	$8.43

(1) Cost of investments:	$1,291	$1,277	$2,425	$609	$3,017	$2,461
Shares of investments:	145	161	140	23	108	69

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-4 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

	MAXIM CONSERVATIVE PROFILE I PORTFOLIO	MAXIM MODERATE PROFILE I PORTFOLIO	MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO	MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO	MAXIM T. ROWE PRICE MIDCAP GROWTH PORTFOLIO	ROYCE MICRO-CAP PORTFOLIO

ASSETS:
Investments at market value (1)	$27,714	$5,138	$450	$1,554	$1,625	$1,267
Purchase payments receivable				37	37	18

Total assets	27,714	5,138	450	1,591	1,662	1,285

LIABILITIES:
Due to Great West Life & Annuity Insurance Company	2			1

Total liabilities	2			1

NET ASSETS	$27,712	$5,138	$450	$1,590	$1,662	$1,285

NET ASSETS REPRESENTED BY:
Accumulation units	$27,712	$5,138	$450	$1,590	$1,662	$1,285

ACCUMULATION UNITS OUTSTANDING	2,729	466	42	206	200	148

UNIT VALUE (ACCUMULATION)	$10.15	$11.03	$10.71	$7.72	$8.31	$8.68

(1) Cost of investments:	$25,670	$4,973	$434	$1,304	$1,305	$1,004
Shares of investments:	2,951	560	51	120	109	134

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-4 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

	ROYCE SMALL-CAP PORTFOLIO	VAN ECK WIT WORLDWIDE EMERGING MARKETS FUND	VAN ECK WIT WORLDWIDE HARD ASSETS FUND	TOTAL COLI VUL-4 SERIES ACCOUNT
				(UNAUDITED)

ASSETS:
Investments at market value (1)	$805	$476	$463	$52,900
Purchase payments receivable	18			368

Total assets	823	476	463	53,268

LIABILITIES:
Due to Great West Life & Annuity Insurance Company				3

Total liabilities				3

NET ASSETS	$823	$476	$463	$53,265

NET ASSETS REPRESENTED BY:
Accumulation units	$823	$476	$463	$53,265

ACCUMULATION UNITS OUTSTANDING	88	34	42

UNIT VALUE (ACCUMULATION)	$9.35	$14.00	$11.02

(1) Cost of investments:	$644	$437	$438	$47,289
Shares of investments:	93	42	16

The accompanying notes are an integral part of these financial statements.				(Concluded)

COLI VUL-4 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009

	DREYFUS VIF INTERNATIONAL VALUE PORTFOLIO	DWS DREMAN SMALL MID CAP VALUE VIP PORTFOLIO	FIDELITY VIP CONTRAFUND PORTFOLIO	FIDELITY VIP MID CAP PORTFOLIO	JANUS ASPEN BALANCED PORTFOLIO	JANUS ASPEN FORTY PORTFOLIO
					(1)

INVESTMENT INCOME:
Dividends	$28	$13	$27	$2	$5	$1

EXPENSES:
Mortality and expense risk	9	9	17	5		18

NET INVESTMENT INCOME (LOSS)	19	4	10	(3)	5	(17)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	(23)	(24)	(73)	(27)	29	67
Realized gain distributions			1	3	13

Net realized gain (loss)	(23)	(24)	(72)	(24)	42	67

Change in net unrealized appreciation (depreciation)
on investments	290	335	643	198		681

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$286	$315	$581	$171	$47	$731

INVESTMENT INCOME RATIO (2009)	3.10%	1.46%	1.55%	0.38%	3.60%	0.05%

INVESTMENT INCOME RATIO (2008)			1.26%	0.14%

(1)	The investment division commenced operations on December 26, 2007, and ceased operations on August 19, 2009.

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-4 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009

	JANUS ASPEN OVERSEAS PORTFOLIO	MAXIM CONSERVATIVE PROFILE I PORTFOLIO	MAXIM MODERATE PROFILE I PORTFOLIO	MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO	MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO	MAXIM T. ROWE PRICE MIDCAP GROWTH PORTFOLIO
			(1)	(1)

INVESTMENT INCOME:
Dividends	$12	$574	$46	$16	$22	$

EXPENSES:
Mortality and expense risk	19	142			9	9

NET INVESTMENT INCOME (LOSS)	(7)	432	46	16	13	(9)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	(132)	35	2	288	(36)	54
Realized gain distributions	49	272	82	5

Net realized gain (loss)	(83)	307	84	293	(36)	54

Change in net unrealized appreciation
on investments	1,084	1,761	165	16	286	346

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$994	$2,500	$295	$325	$263	$391

INVESTMENT INCOME RATIO (2009)	0.62%	4.04%	1.13%	1.96%	2.53%

INVESTMENT INCOME RATIO (2008)	2.51%				3.13%

(1)	The investment division commenced operations on December 26, 2007, but had no activity until 2009.

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-4 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009

	PIMCO VIT TOTAL RETURN PORTFOLIO	ROYCE MICRO-CAP PORTFOLIO		ROYCE SMALL-CAP PORTFOLIO		VAN ECK WIT WORLDWIDE EMERGING MARKETS FUND		VAN ECK WIT WORLDWIDE HARD ASSETS FUND		TOTAL COLI VUL-4 SERIES ACCOUNT
	(1)						(2)		(2)	(UNAUDITED)

INVESTMENT INCOME:
Dividends	$4	$		$		$		$		$750

EXPENSES:
Mortality and expense risk			8		5					250

NET INVESTMENT INCOME (LOSS)	4		(8)		(5)					500

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	10		(33)		(8)		7		7	143
Realized gain distributions										425

Net realized gain (loss)	10		(33)		(8)		7		7	568

Change in net unrealized appreciation
on investments			423		169		39		25	6,461

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$14		$382		$156		$46		$32	$7,529

INVESTMENT INCOME RATIO (2009)	4.49%

INVESTMENT INCOME RATIO (2008)			4.38%		1.11%

(1)	The investment division commenced operations on December 26, 2007, and ceased operations on October 13, 2009.
(2)	The investment division commenced operations on May 5, 2008, but had no activity until 2009.

The accompanying notes are an integral part of these financial statements.										(Concluded)

COLI VUL-4 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	DREYFUS VIF INTERNATIONAL VALUE PORTFOLIO		DWS DREMAN SMALL MID CAP VALUE VIP PORTFOLIO		FIDELITY VIP CONTRAFUND PORTFOLIO
	2009	2008	2009	2008	2009	2008
		(1)		(1)		(2)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$19	$(1)	$4	$(1)	$10	$3
Net realized loss	(23)	(7)	(24)	(7)	(72)	(20)
Change in net unrealized appreciation (depreciation)
on investments	290	(2)	335	3	643	(228)

Increase (decrease) in net assets resulting
from operations	286	(10)	315	(5)	581	(245)

CONTRACT TRANSACTIONS:
Purchase payments	1,248	340	1,249	339	1,872	1,250
Redemptions	(193)	(58)	(192)	(58)	(329)	(186)
Transfers, net		20		21		30
Contract maintenance charges	(12)	(5)	(12)	(5)	(47)	(31)

Increase in net assets resulting from
contract transactions	1,043	297	1,045	297	1,496	1,063

Total increase in net assets	1,329	287	1,360	292	2,077	818

NET ASSETS:
Beginning of period	287	0	292	0	818	0

End of period	$1,616	$287	$1,652	$292	$2,895	$818

CHANGES IN UNITS OUTSTANDING:
Units issued	184	56	185	55	301	177
Units redeemed	(30)	(10)	(31)	(10)	(61)	(31)

Net increase	154	46	154	45	240	146

(1) The investment division commenced operations on August 1, 2008.
(2) The investment division commenced operations on March 18, 2008.

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-4 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	FIDELITY VIP MID CAP PORTFOLIO		JANUS ASPEN BALANCED PORTFOLIO	JANUS ASPEN FORTY PORTFOLIO
	2009	2008	2009	2009	2008
		(1)	(2)		(3)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(3)	$(4)	$5	$(17)	$(1)
Net realized gain (loss)	(24)	(9)	42	67	(22)
Change in net unrealized appreciation (depreciation)
on investments	198	(228)		681	(58)

Increase (decrease) in net assets resulting
from operations	171	(241)	47	731	(81)

CONTRACT TRANSACTIONS:
Purchase payments	0	887	447	3,047	678
Redemptions	(53)	(120)	(28)	(489)	(111)
Transfers, net	0		(457)	(49)	40
Contract maintenance charges	(37)	(28)	(9)	(42)	(10)

Increase (decrease) in net assets resulting from
contract transactions	(90)	739	(47)	2,467	597

Total increase in net assets	81	498	0	3,198	516

NET ASSETS:
Beginning of period	498	0	0	516	0

End of period	$579	$498	$0	$3,714	$516

CHANGES IN UNITS OUTSTANDING:
Units issued		102	46	470	114
Units redeemed	(13)	(18)	(46)	(108)	(19)

Net increase (decrease)	(13)	84	0	362	95

(1) The investment division commenced operations on March 18, 2008.
(2)	The investment division commenced operations on December 26, 2007, and ceased operations on August 19, 2009.
(3) The investment division commenced operations on August 1, 2008.

The accompanying notes are an integral part of these financial statements.					(Continued)

COLI VUL-4 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	JANUS ASPEN OVERSEAS PORTFOLIO		MAXIM CONSERVATIVE PROFILE I PORTFOLIO		MAXIM MODERATE PROFILE I PORTFOLIO	MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO
	2009	2008	2009	2008	2009	2009
		(1)		(2)	(3)	(3)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(7)	$12	$432	$(3)	$46	$16
Net realized gain (loss)	(83)	38	307		84	293
Change in net unrealized appreciation (depreciation)
on investments	1,084	(390)	1,761	283	165	16

Increase (decrease) in net assets resulting
from operations	994	(340)	2,500	280	295	325

CONTRACT TRANSACTIONS:
Purchase payments	1,879	1,249	14,000	13,980	2,249	2,447
Redemptions	(343)	(182)	(1,528)	(1,400)	(138)	(581)
Transfers, net		31			2,778	(1,635)
Contract maintenance charges	(49)	(29)	(120)		(46)	(106)

Increase in net assets resulting from
contract transactions	1,487	1,069	12,352	12,580	4,843	125

Total increase in net assets	2,481	729	14,852	12,860	5,138	450

NET ASSETS:
Beginning of period	729	0	12,860	0	0	0

End of period	$3,210	$729	$27,712	$12,860	$5,138	$450

CHANGES IN UNITS OUTSTANDING:
Units issued	288	185	1,385	1,677	483	334
Units redeemed	(61)	(31)	(165)	(168)	(17)	(292)

Net increase	227	154	1,220	1,509	466	42

(1) The investment division commenced operations on March 18, 2008.
(2) The investment division commenced operations on December 23, 2008.
(3)	The investment division commenced operations on December 26, 2007, but had no activity until 2009.

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-4 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	MAXIM MONEY MARKET PORTFOLIO				MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO		MAXIM T. ROWE PRICE MIDCAP GROWTH PORTFOLIO
	2009		2008		2009	2008	2009	2008
		(1)		(2)		(3)		(3)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$		$		$13	$4	$(9)	$(1)
Net realized gain (loss)					(36)	15	54	7
Change in net unrealized appreciation (depreciation)
on investments					286	(36)	346	(26)

Increase (decrease) in net assets resulting
from operations		0		0	263	(17)	391	(20)

CONTRACT TRANSACTIONS:
Purchase payments				501	1,249	340	1,547	340
Redemptions				(21)	(191)	(59)	(213)	(57)
Transfers, net		(480)				21	(323)	20
Contract maintenance charges					(11)	(5)	(18)	(5)

Increase (decrease) in net assets resulting from
contract transactions		(480)		480	1,047	297	993	298

Total increase (decrease) in net assets		(480)		480	1,310	280	1,384	278

NET ASSETS:
Beginning of period		480		0	280	0	278	0

End of period		$0		$480	$1,590	$280	$1,662	$278

CHANGES IN UNITS OUTSTANDING:
Units issued				50	192	54	219	58
Units redeemed		(48)		(2)	(31)	(9)	(67)	(10)

Net increase (decrease)		(48)		48	161	45	152	48

(1) The investment division ceased operations on January 8, 2009.
(2) The investment division commenced operations on December 31, 2008.
(3) The investment division commenced operations on August 1, 2008.

The accompanying notes are an integral part of these financial statements.								(Continued)

COLI VUL-4 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	PIMCO VIT TOTAL RETURN PORTFOLIO	ROYCE MICRO-CAP PORTFOLIO		ROYCE SMALL-CAP PORTFOLIO
	2009	2009	2008	2009	2008
	(1)		(2)		(2)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$4	$(8)	$13	$(5)	$1
Net realized gain (loss)	10	(33)	69	(8)	13
Change in net unrealized appreciation (depreciation)
on investments		423	(160)	169	(8)

Increase (decrease) in net assets resulting
from operations	14	382	(78)	156	6

CONTRACT TRANSACTIONS:
Purchase payments	297	626	634	626	160
Redemptions	(18)	(131)	(108)	(97)	(29)
Transfers, net	(287)		10		10
Contract maintenance charges	(6)	(30)	(20)	(6)	(3)

Increase (decrease) in net assets resulting from
contract transactions	(14)	465	516	523	138

Total increase in net assets	0	847	438	679	144

NET ASSETS:
Beginning of period	0	438	0	144	0

End of period	$0	$1,285	$438	$823	$144

CHANGES IN UNITS OUTSTANDING:
Units issued	27	94	85	82	23
Units redeemed	(27)	(25)	(6)	(14)	(3)

Net increase	0	69	79	68	20

(1)	The investment division commenced operations on December 26, 2007, and ceased operations on October 13, 2009.
(2) The investment division commenced operations on October 7, 2008.

The accompanying notes are an integral part of these financial statements.					(Continued)

COLI VUL-4 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	VAN ECK WIT WORLDWIDE EMERGING MARKETS FUND	VAN ECK WIT WORLDWIDE HARD ASSETS FUND	TOTAL COLI VUL-4 SERIES ACCOUNT
	2009	2009	2009	2008
	(1)	(1)	(UNAUDITED)	(UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$	$	$500	$22
Net realized gain	7	7	568	77
Change in net unrealized appreciation (depreciation)
on investments	39	25	6,461	(850)

Increase (decrease) in net assets resulting
from operations	46	32	7,529	(751)

CONTRACT TRANSACTIONS:
Purchase payments	249	250	33,282	20,698
Redemptions	(85)	(85)	(4,694)	(2,389)
Transfers, net	279	279	105	203
Contract maintenance charges	(13)	(13)	(577)	(141)

Increase in net assets resulting from
contract transactions	430	431	28,116	18,371

Total increase in net assets	476	463	35,645	17,620

NET ASSETS:
Beginning of period	0	0	17,620	0

End of period	$476	$463	$53,265	$17,620

CHANGES IN UNITS OUTSTANDING:
Units issued	41	51	4,382	2,636
Units redeemed	(7)	(9)	(1,052)	(317)

Net increase	34	42	3,330	2,319

(1) The investment division commenced operations on May 5, 2008, but had no activity until 2009.

The accompanying notes are an integral part of these financial statements.				(Concluded)

COLI VUL-4 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

1.           ORGANIZATION

The COLI VUL-4 Series Account (the Series Account), a variable life separate account of Great-West Life & Annuity Insurance Company (the Company), was established under Colorado law on April 4, 2007.  The Series Account commenced operations on December 26, 2007, with actual investment activity beginning in 2008.  Commencement of investment activity in each investment division is indicated in the Statement of Changes in Net Assets.  The Series Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended.  The Series Account is a funding vehicle for individual variable annuity contracts.  The Series Account consists of numerous investment divisions with each investment division being treated as an individual separate account and investing all of its investible assets in the named underlying mutual fund.

Under applicable insurance law, the assets and liabilities of each of the investment divisions of the Series Account are clearly identified and distinguished from the Company's other assets and liabilities.  The portion of the Series Account's assets applicable to the reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.

2.           SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements and financial highlights of each of the investment divisions in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and financial highlights and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Security Valuation

The valuation hierarchy is based upon the transparency of inputs to the valuation of the Series Account’s investments.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

During 2009, the only investments of each of the investment divisions of the Series Account were in underlying registered investment companies that are actively traded, therefore 100% of the investments are valued using Level 1 inputs.

Security Transactions

Investments made in the investment divisions are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value.  Transactions are recorded on a trade date basis.  Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.

Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

One or more of the underlying investment divisions may invest in securities of governmental agencies and foreign issuers.

Investments in securities of governmental agencies may only be guaranteed by the respective agency’s limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

Certain investment divisions may have elements of risk due to concentrated investments in foreign issuers located in a specific country.  Such concentrations may subject the underlying investment divisions to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions.

Federal Income Taxes

The operations of each of the investment divisions of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC).  Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of each of the investment divisions of the Series Account to the extent the earnings are credited under the contracts.  Based on this, no charge is being made currently to the Series Account for federal income taxes.  The Company will review periodically the status of the federal income taxes policy in the event of changes in the tax law.  A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Net Transfers

Net transfers include transfers between investment divisions of the Series Account as well as transfers between other investment options of the Company, not included in the Series Account.

Investment Income Ratio

The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the investment division from the underlying mutual fund divided by average net assets during the year.  The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values.  The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying fund in which the investment division invests.

Application of Recent Accounting Pronouncements

In June 2009, the Financial Accounting Standards Board (the FASB) issued Statement of Financial Accounting Standards No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles - a replacement of FASB Statement No. 162 (SFAS No. 168).  SFAS No. 168 establishes the FASB Accounting Standards CodificationTM (the ASC) as the single source of authoritative accounting principles recognized by the FASB to be applied in the preparation of financial statements in conformity with generally accepted accounting principles in the United States (GAAP) applied by nongovernmental entities. All previously issued GAAP authoritative pronouncements are superseded and replaced by the ASC and are considered non-authoritative. The ASC also established that rules and interpretative releases of the Securities and Exchange Commission (the SEC) under authority of federal securities laws are also sources of GAAP for SEC registrants.  SFAS No. 168 and the ASC are effective for interim or annual financial periods ending after September 15, 2009.  The Series Account adopted SFAS No. 168 and the ASC for the annual period ended December 31, 2009.

In April 2009, the FASB issued Staff Position No. FAS 157-4, Determining Fair Value When the Volume and Level of Activity for an Asset or Liability Have Significantly Decreased and Identifying Transactions That are Not Orderly (FSP No. FAS 157-4).  Effective July 1, 2009, FSP No. FAS 157-4 was superseded and replaced by certain provisions of ASC topic 820.  These provisions of ASC topic 820 relate to determining fair values when there is no active market or where the price inputs being used represent distressed sales.  These provisions of ASC topic 820 reaffirm the need to use judgment to ascertain if a formerly active market has become inactive and in determining fair values when markets have become inactive.  These provisions of ASC topic 820 apply to all assets and liabilities within the scope of accounting pronouncements that require or permit fair value measurements.  The provisions of ASC topic 820 that relate to the determination of fair value when the volume and level of activity for an asset or liability have significantly decreased and identifying transactions that are not orderly, is effective for interim and annual periods ending after June 15, 2009.  Each investment division of the Series Account adopted these provisions of ASC topic 820 relating to these considerations for the annual period ended December 31, 2009.  The adoption had no impact on the financial statements.

In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165, Subsequent Events (SFAS No. 165).  Effective July 1, 2009, SFAS No.165 was superseded and replaced by certain provisions of ASC topic 855, Subsequent Events (ASC topic 855).  These provisions of ASC topic 855 require companies to establish principles and requirements for subsequent events.  Specifically, these provisions of ASC topic 855 require the disclosure of the period after the financial statements date through which management has evaluated events and transactions that may occur for potential recognition or disclosure in a company’s financial statements.  In addition, these provisions of ASC topic 855 provide the circumstances under which the disclosures are required of an entity regarding events and circumstances that have occurred after the date of the financial statements but before the date of issuance.  These provisions of ASC topic 855 are effective for interim or annual financial periods ending after June 15, 2009.  Each investment division of the Series Account adopted these provisions of ASC topic 855 for the annual period ended December 31, 2009.

3.           PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2009 were as follows:

Investment Division	Purchases	Sales

Dreyfus VIF International Value Portfolio	$1,114	$89
DWS Dreman Small Mid Cap Value VIP Portfolio	1,100	88
Fidelity VIP Contrafund Portfolio	1,660	208
Fidelity VIP Mid Cap Portfolio	6	96
Janus Aspen Balanced Portfolio	449	478
Janus Aspen Forty Portfolio	2,965	589
Janus Aspen Overseas Portfolio	1,699	225
Maxim Conservative Profile I Portfolio	13,446	390
Maxim Moderate Profile I Portfolio	5,063	92
Maxim Moderately Aggressive Profile I Portfolio	2,718	2,572
Maxim Money Market Portfolio	480	480
Maxim T. Rowe Price Equity/Income Portfolio	1,110	86
Maxim T. Rowe Price Midcap Growth Portfolio	1,373	426
Pimco VIT Total Return Portfolio	292	302
Royce Micro-Cap Portfolio	546	107
Royce Small-Cap Portfolio	544	44
Van Eck WIT Worldwide Emerging Markets Fund	518	88
Van Eck WIT Worldwide Hard Assets Fund	518	87

4.           EXPENSES AND RELATED PARTY TRANSACTIONS

Cost of Insurance

The Company deducts from each participant’s account an amount to pay for the insurance provided on each life.  This charge varies based on individual characteristics of the policy holder and is recorded as a redemption on the Statement of Changes in Net Assets.

Charges Incurred for Partial Surrenders

The Company deducts from each participant’s account a maximum administrative fee of $25 for all partial withdrawals after the first made during the same policy year.  This charge is recorded as a redemption on the Statement of Changes in Net Assets.

Charges Incurred for Change of Death Benefit Option Fee

The Company deducts from each participant’s account a maximum fee of $100 for each change of death benefit option.  This charge is recorded as a redemption on the Statement of Changes in Net Assets.

Transfer Fees

The Company deducts from each participant’s account a fee of $10 for each transfer between investment divisions in excess of 12 transfers in any calendar year.  This charge is recorded as a redemption on the Statement of Changes in Net Assets.

Service Charge

The Company deducts from each participant’s account an amount equal to a maximum of $15 per month.  This charge compensates the Company for certain administrative costs and is recorded as Contract Maintenance Charges on the Statement of Changes in Net Assets.

Deductions for Assumption of Mortality and Expense Risks

The Company deducts an amount, computed and accrued daily, from the unit value of each investment division of the Series Account investments, equal to an annual rate that will not exceed 1.00% annually.  Currently, the charge is 1.00% for Policy Years 1 through 6 and 0.00% thereafter.  This charge compensates the Company for its assumption of certain mortality, death benefit and expense risks.  The accrued amount is represented as Due to Great-West Life & Annuity Insurance Company on the Statement of Assets and Liabilities.

Expense Charges Applied to Premium

The Company deducts a maximum charge of 10% from each premium payment.  A maximum of 6.5% of this charge will be deducted as sales load to compensate the Company in part for sales and promotional expenses in connection with selling the Policies.  A maximum of 3.5% of this charge will be used to cover premium taxes and certain federal income tax obligations resulting from the receipt of premiums.  This charge is netted with purchase payments on the Statement of Changes in Net Assets.

If the above charges prove insufficient to cover actual costs and assumed risks, the loss will be borne by the Company; conversely, if the amounts deducted prove more than sufficient, the excess will be a profit to the Company.

Supplemental Benefit Charges

The Company deducts from each participant’s account an amount to pay for certain riders selected by the policy holder.  This charge varies based on individual characteristics of the policy holder when the rider is added to the policy and is recorded as a redemption on the Statement of Changes in Net Assets.

Related Party Transactions

Maxim Series Fund, Inc., portfolios of which are underlying certain investment divisions, are registered investment companies affiliated with the Company.  GW Capital Management, LLC, (doing business as Maxim Capital Management, LLC (“MCM”)) a wholly owned subsidiary of the Company, serves as investment adviser to Maxim Series Fund, Inc.  Fees are assessed against the average daily net assets of the affiliated funds to compensate MCM for investment advisory services.

5.           SUBSEQUENT EVENTS

Management has reviewed all events subsequent to the date of the Statement of Assets and Liabilities, including the estimates inherent in the process of preparing these financial statements, through the issuance date of the financial statements.

6.           FINANCIAL HIGHLIGHTS

For each investment division a summary of accumulation units outstanding for variable annuity contracts, the expense ratio, excluding expenses of the underlying funds, the related total return and the related accumulation unit fair values for the year ended December 31, 2009 and for the period ended December 31, 2008 is included on the following pages.  The unit values in the Financial Highlights are calculated based on the net assets and accumulation units outstanding as of December 31 of each year presented and may differ from the unit value reflected on the Statement of Assets and Liabilities due to rounding.

The Expense Ratio represents the annualized contract expenses of the respective investment divisions of the Series Account, consisting of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values.  These ratios do not include any expenses assessed through the redemption of units.  The total return is calculated for each period shown and, accordingly, is not annualized for periods less than one year.

COLI VUL-4 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31			For the year or period ended December 31
		Unit Fair
	Units	Value	Net Assets	Expense Ratio	Total Return

DREYFUS VIF INTERNATIONAL VALUE PORTFOLIO
2009	200	$8.08	$1,616	1.00%	29.49%
2008	46	$6.24	$287	1.00%	(37.60)%
DWS DREMAN SMALL MID CAP VALUE VIP PORTFOLIO
2009	199	$8.30	$1,652	1.00%	27.89%
2008	45	$6.49	$292	1.00%	(35.10)%
FIDELITY VIP CONTRAFUND PORTFOLIO
2009	386	$7.50	$2,895	1.00%	33.93%
2008	146	$5.60	$818	1.00%	(44.00)%
FIDELITY VIP MID CAP PORTFOLIO
2009	71	$8.15	$579	1.00%	37.44%
2008	84	$5.93	$498	1.00%	(40.70)%
JANUS ASPEN FORTY PORTFOLIO
2009	457	$8.13	$3,714	1.00%	49.72%
2008	95	$5.43	$516	1.00%	(45.70)%
JANUS ASPEN OVERSEAS PORTFOLIO
2009	381	$8.43	$3,210	1.00%	78.22%
2008	154	$4.73	$729	1.00%	(52.70)%
MAXIM CONSERVATIVE PROFILE I PORTFOLIO
2009	2,729	$10.15	$27,712	1.00%	19.13%
2008	1,509	$8.52	$12,860	1.00%	(14.80)%
MAXIM MODERATE PROFILE I PORTFOLIO
2009	466	$11.03	$5,138	1.00%	10.30%
MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO
2009	42	$10.71	$450	1.00%	7.10%
MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO
2009	206	$7.72	$1,590	1.00%	24.12%
2008	45	$6.22	$280	1.00%	(37.80)%
MAXIM T. ROWE PRICE MIDCAP GROWTH PORTFOLIO
2009	200	$8.31	$1,662	1.00%	43.52%
2008	48	$5.79	$278	1.00%	(42.10)%
ROYCE MICRO-CAP PORTFOLIO
2009	148	$8.68	$1,285	1.00%	56.68%
2008	79	$5.54	$438	1.00%	(44.60)%

					(Continued)

ROYCE SMALL-CAP PORTFOLIO
2009	88	$9.35	$823	1.00%	29.86%
2008	20	$7.20	$144	1.00%	(28.00)%
VAN ECK WIT WORLDWIDE EMERGING MARKETS FUND
2009	34	$14.00	$476	1.00%	40.00%
VAN ECK WIT WORLDWIDE HARD ASSETS FUND
2009	42	$11.02	$463	1.00%	10.20%

					(Concluded)

PART C: OTHER INFORMATION
Item 26.	Exhibits

(a)
Board of Directors Resolution.  Resolutions authorizing establishment of Registrant are incorporated by reference to Registrant’s Initial Registration Statement on Form N-6, filed on August 10, 2007 (File No. 333-145333).

(b)	Custodian Agreements. None.

(c)
Underwriting Contracts.  Copy of underwriting contract between Great-West Life & Annuity Insurance Company (“Great-West”) and GWFS Equities, Inc. is incorporated by reference to Registrant’s Initial Registration Statement on Form N-6, filed on August 10, 2007 (File No. 333-145333).

(d)	Policies.

(d)(1)	Specimen Policy (issued prior to January 1, 2009) is incorporated by reference to Registrant’s Initial Registration Statement on Form N-6, filed on August 10, 2007 (File No. 333-145333).

(d)(2)
Specimen Policy Form 500r1-CSO (for policies issued after January 1, 2009) is  incorporated by reference to Registrant's Post-Effective Amendment No. 2 to Registration Statement on Form N-6 as filed on December 17, 2008 (File No. 333-145333).

(d)(3)
Specimen Term Life Insurance Rider (issued prior to January 1, 2009) is incorporated by reference to Registrant’s Initial Registration Statement on Form N-6, filed on August 10, 2007 (File No. 333-145333).

(d)(4)
Specimen Term Life Insurance Rider Form J500r1-CSO (for policies issued after January 1, 2009) is incorporated by reference to Registrant's Post-Effective Amendment No. 2 to Registration Statement on Form N-6 as filed on December 17, 2008 (File No. 333-145333).

(e)	Applications. Specimen Application is incorporated by reference to Registrant’s Initial Registration Statement on Form N-6, filed on August 10, 2007 (File No. 333-145333).

(f)          (f)(1)                  Depositor’s Certificate of Incorporation.  Copy of Articles of Incorporation of Great-West,
as amended, is incorporated by reference to Pre-Effective Amendment No. 2 on Form S-1 of Great-West filed on October 29, 1996 (File No 333-01173).

(f)(2)	Amended Bylaws of Great-West dated June 17, 1997 are incorporated by reference to Amendment No. 1 on Form 10-K of Great-West filed on March 31, 1998 (File No. 333-01173).

(g)	Reinsurance Contracts. None.

(h)	Participation Agreements.

(h)(1)
Participation Agreement among Great-West, AIM Variable Insurance Funds, Inc., and AIM Distributors, Inc., dated March 30, 2005, is incorporated by reference to Post Effective Amendment No. 12 to the Registration Statement filed by COLI-VUL-2 Series Account on Form N-6 filed on April 29, 2005 (File Nos. 333-70963).

(h)(2)
First Amendment to Participation Agreement among AIM Variable Insurance Funds, AIM Distributors, Inc and First Great-West Life and Annuity Insurance Company ("First Great-West") dated August 1, 2006, is incorporated by reference to Pre Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4  Series Account of First Great-West on Form N-6 filed on December 4, 2007 (File No. 333-146241).

(h)(3)
Second Amendment to Participation Agreement among AIM Variable Insurance Funds, AIM Distributors, Inc and Great-West dated April 30, 2004, is incorporated by reference to Pre Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4  Series Account of First Great-West on Form N-6 filed on December 4, 2007 (File No. 333-146241).

(h)(4)
Third Amendment to Participation Agreement among AIM Variable Insurance Funds, AIM Distributors, Inc and Great-West dated April 30, 2004, is incorporated by reference to Pre Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4  Series Account of First Great-West on Form N-6 filed on December 4, 2007(File No. 333-146241).

(h)(5)
Fund Participation Agreement among Great-West, American Century Investment Management, Inc., and Fund Distributors, dated September 14, 1999, is incorporated by reference to Post Effective Amendment No. 5 to  the Registration Statement filed by COLI-VUL-2 Series Account  on Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(6)
First Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc. and Fund Distributors, dated April 20, 2000, is  incorporated by reference to  Post Effective Amendment No. 13 to the Registration Statement filed by COLI-VUL-2 Series Account on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(7)
Second Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc. and Fund Distributors, dated May 1, 2002, is  incorporated by reference to  Post Effective Amendment No. 13 to the Registration Statement filed by COLI-VUL 2 Series Account on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(8)
Third Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc., and Fund Distributors, dated April 26, 2005, is incorporated by reference to  Post Effective Amendment No. 12 to the Registration Statement filed by COLI-VUL-2 Series Account on Form N-6 filed on April 29, 2005 (File No. 333-70963).

(h)(9)
Fourth Amendment to Fund Participation Agreement among Great-West, First Great-West American Century Investment Management, Inc., and Fund Distributors, dated September 17, 2007 is incorporated by reference to the Initial Registration Statement filed by COLI VUL-4 Series Account of First Great-West Life & Annuity Company on Form N-6 filed on September 21, 2007 (File No. 333-146241).

(h)(10)
Fund Participation Agreement between Great-West, First Great-West, American Funds Insurance Series and Capital Research and Management Company, dated January 28, 2008 is incorporated by reference to COLI VUL-2 Series Account of Great-West’s Post Effective Amendment No. 16 on Form N-6 filed on April 21, 2008 (File No. 333-70963).

(h)(11)
Fund Participation Agreement among Great-West, Davis Variable Account Fund, Inc., Davis Selected Advisers, L.P. and Davis Distributors, LLC, dated December 16, 2004, is incorporated by reference to  Post Effective Amendment No. 12 to the Registration Statement filed by COLI-VUL-2 Series Account on Form N-6 filed on April 29, 2005 (File No. 333-70963).

(h)(12)
First Amendment to Fund Participation Agreement among Great-West, First Great-West, Davis Variable Account Fund, Inc., Davis Selected Advisers, L.P. and Davis Distributors, LLC, dated July 2, 2007 is incorporated by reference to the Initial Registration Statement of COLI VUL-4 Series Account of First Great-West on Form N-6 filed on September 21, 2007 (File No. 333-146241).

(h)(13)
Fund Participation Agreement between Great-West and Dreyfus Life & Annuity Index Fund, Inc., dated December 31, 1998, is incorporated by reference to  Post Effective Amendment No. 5 to the Registration Statement filed by COLI-VUL-2 Series Account  on Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(14)
Amendment to Fund Participation Agreement between Great-West and Dreyfus Life & Annuity Index Fund, Inc., dated March 15, 1999, is incorporated by reference to  Post Effective Amendment No. 5 to the Registration Statement filed by COLI-VUL-2 Series Account on Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(15)
Amendment to Fund Participation Agreement among Great-West, Dreyfus Growth and Value Funds, Inc., Dreyfus Life & Annuity Index Fund, Inc., and Dreyfus Variable Investment Fund, dated January 1, 2002, is incorporated by reference to  Post Effective Amendment No. 13 to the Registration Statement filed by COLI-VUL-2 Series Account on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(16)
Second Amendment to Fund Participation Agreement among Great-West, Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.) and Dreyfus Variable Investment Fund, dated December 1, 2004, is incorporated by reference to  Post Effective Amendment No. 12 to the Registration Statement filed by COLI-VUL-2 Series Account on Form N-6 filed on April 29, 2005 (File No. 333-70963).

(h)(17)
Third Amendment to Fund Participation Agreement among Great-West, Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.) and Dreyfus Variable Investment Fund, dated December 1, 2004, is incorporated by reference to  Post Effective Amendment No. 13 to the Registration Statement filed by COLI-VUL-2 Series Account on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(18)
Fourth Amendment to Fund Participation Agreement among Great-West, First Great-West, Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Dreyfus Stock Index Fund, Inc. and Dreyfus Variable Investment Fund, dated July 31, 2007 is incorporated by reference to the Initial Registration Statement of COLI VUL-4 Series Account of First Great-West  on Form N-6 filed on September 21, 2007 (File No. 333-146241).

(h)(19)
Fund Participation Agreement among Great-West, Insurance Series and Federated Securities Corporation, dated October 6, 1999, is incorporated by reference to  Post Effective Amendment No. 5 to the Registration Statement filed by COLI-VUL-2 Series Account on Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(20)
Amendment to Fund Participation Agreement among Great-West, Insurance Series and Federated Securities Corporation, dated December 31, 1999, is incorporated by reference to  Post Effective Amendment No. 5 to the Registration Statement filed by COLI-VUL-2 Series Account on Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(21)
Amendment to Fund Participation Agreement among Great-West, Insurance Series and Federated Securities Corporation, dated January 1, 2002 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement of COLI VUL-2 Series Account of First Great-West filed on October 12, 2007 (File No. 333-144503).

(h)(22)
Third Amendment to Fund Participation Agreement among Great-West, Insurance Series and Federated Securities Corporation, and First Great-West dated November 26, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of First Great-West on Form N-6 filed on December 4, 2007 (File No. 333-146241).

(h)(23)
Amended and Restated Fund Participation Agreement among Great-West, Variable Insurance Product Funds, and Fidelity Distributors Corporation dated October 26, 2006 is incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement filed by COLI VUL-2 Series Account on Form N-6 filed on April 30, 2007 (File No. 333-70963).

(h)(24)
Amendment to Participation Agreement among Great-West, Variable Insurance Products Fund I, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV, Variable Insurance Products Fund V and Fidelity Distributors Corporation dated May 16, 2007 is incorporated  by reference to Registrant’s Pre-Effective Amendment No. 1 on Form N-6 filed on November 1, 2007.  (File No. 333-145333).

(h)(25)
Second Amendment to Amended and Restated Participation Agreement among Great-West, Variable Insurance Products Fund I, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV, Variable Insurance Products Fund V and Fidelity Distributors Corporation dated August 29, 2007 is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 on Form N-6 filed on November 1, 2007 (File No. 333-145333.

(h)(26)
Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated June 1, 1998, is incorporated by reference to Post Effective Amendment No. 5 to the Registration Statement filed by COLI-VUL-2 Series Account on Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(27)
Letter Agreement Supplement to Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated April 27, 1998, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to the Registration Statement filed by COLI-VUL-2 Series Account on Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(28)
Amendment to Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated December 1, 1998, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to the Registration Statement filed by COLI-VUL-2 Series Account on Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(29)
Amendment to Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated October 4, 1999, is incorporated by reference to  Post Effective Amendment No. 5 to the Registration Statement filed by COLI-VUL-2 Series Account on Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(30)
Amendment to Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated January 31, 2007, is incorporated by reference to Post Effective Amendment No. 17 to the Registration Statement filed by COLI-VUL-2 Series Account on Form N-6 on September 30, 2008 (File No. 333-70963).

(h)(31)
Third Amendment to Fund Participation Agreement between Great-West, Janus Aspen Series and Janus Capital Corporation, dated September 14, 2007 is incorporated  by reference to Registrant’s Pre-Effective Amendment No. 1 on Form N-6 filed on November 1, 2007 (File No. 333-145333).

(h)(32)
Agreement between Great-West and Maxim Series Fund, Inc. is incorporated by reference to  Post Effective Amendment No. 13 to the Registration Statement filed by COLI-VUL-2 Series Account on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(33)
Amendment to Agreement between Great-West, First Great-West and Maxim Series Fund, Inc. dated November 1, 2007, is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 on Form N-6 filed on November 1, 2007.  (File No. 333-145333).

(h)(34)
Fund Participation Agreement among Great-West, Neuberger Berman Advisers Management Trust, Advisers Managers Trust, and Neuberger Berman Management Incorporated, dated January 1, 1999, is incorporated by reference to  Post Effective Amendment No. 5 to the Registration Statement filed by COLI-VUL-2 Series Account on Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(35)
Amendment to Fund Participation Agreement among Great-West, Neuberger Berman Advisers Management Trust, Advisers Managers Trust, and Neuberger Berman Management Incorporated, dated October 24, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of First Great-West on Form N-6 filed on December 4, 2007 (File No. 333-146241).

(h)(36)
Fund Participation Agreement among Great-West, PIMCO Variable Insurance Trust, Pacific Investment Management Company LLC and PIMCO Advisors Distributors LLC, dated March 1, 2004 is incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement filed by COLI-VUL-2 Series Account on Form N-6 filed on May 3, 2004 (File No. 333-70963).

(h)(37)
First Amendment to Participation Agreement among Great-West, PIMCO Variable Trust, Pacific Investment Management Company, LLC, Allianz Global Investors Distributors, LLC and First Great-West, dated August 31, 2007, is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 on Form N-6 filed on November 1, 2007 (File No. 333-145333).

(h)(38)
Fund Participation Agreement among Great-West, First Great-West, Putnam Variable Trust and Putnam Retail Management Limited Partnership, dated April 30, 2008, is incorporated by reference to COLI VUL-2 Series Account of Great-West’s Post Effective Amendment No. 17 to the Registration Statement on Form N-6 filed on September 30, 2008 (File No. 333-70963).

(h)(39)
Fund Participation Agreement among Great-West, DWS Scudder Variable Series I (formerly, Scudder Variable Series I), DWS Scudder Variable Series II (formerly Scudder Variable Series II), DWS Scudder Investment VIT Funds (formerly Scudder Investment VIT Funds), Deutsche Investment Management Americas, Inc., Deutsche Asset Management, Inc. and Scudder Distributors, dated March 31, 2005, is incorporated by reference to  Post Effective Amendment No. 12 to the Registration Statement filed by COLI-VUL-2 Series Account on Form N-6 filed on April 29, 2005 (File No. 333-70963).

(h)(40)
First Amendment to Fund Participation Agreement among Great-West, DWS Variable Series I (formerly Scudder Variable Series I), DWS Variable Series II (formerly Scudder Variable Series II), DWS Investments VIT Funds (formerly Scudder Investments VIT Funds), Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., DWS Scudder Distributors, Inc. (formerly Scudder Distributors, Inc.) and First Great-West dated April 11, 2007 is incorporated by reference to the Initial Registration Statement of COLI VUL-4 Series Account of First Great-West  on Form N-6 filed on September 21, 2007 (File No. 333-146241) .

(h)(41)
Second Amendment to Fund Participation Agreement among Great-West, DWS Variable Series I (formerly Scudder Variable Series I), DWS Variable Series II (formerly Scudder Variable Series II), DWS Investments VIT Funds (formerly Scudder Investments VIT Funds), Deutsche Investment Management Americas Inc., DWS Scudder Distributors, Inc. (formerly Scudder Distributors, Inc.) and First Great-West dated July 1, 2007 is incorporated by reference to the Initial Registration Statement of COLI VUL-4 Series Account of First Great-West on Form N-6 filed on September 21, 2007 (File No. 333-146241).

(h)(42)
Fund Participation Agreement among Great-West, Royce Capital Fund, and Royce & Associates, LLC dated September 30, 2005 is incorporated by reference to  Post-Effective Amendment No. 14 to the Registration Statement filed by COLI-VUL-2 Series Account  on Form N-6 filed on April 30, 2007 (File No. 333-70963).

(h)(43)
Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation, Great-West and First Great-West dated October 11, 2007 is incorporated by reference to COLI VUL-2 Series Account of Great-West’s Post Effective Amendment No. 16 on Form N-6 filed on April 21, 2008 (File No. 333-70963).

(h)(44)
Participation Agreement among Great-West, First Great-West, Columbia Funds Variable Insurance Trust, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. dated April 30, 2009 is incorporated by reference to Post Effective Amendment No. 21 to the Registration Statement of COLI VUL-2 Series Account of Great-West on Form N-6 filed on April 16, 2010 (File No. 333-70963).

(h)(45)
Amendment to Participation Agreement among Great-West, First Great-West, Royce Capital Fund, and Royce and Associates, LLC dated May 1, 2009 is incorporated by reference to Post Effective Amendment No. 21 to the Registration Statement of COLI VUL-2 Series Account of Great-West on Form N-6 filed on April 16, 2010 (File No. 333-70963).

(h)(46)
Second Amendment to the Fund Participation Agreement among Great-West, First Great-West, The Alger American Fund, Fred Alger Management, Inc., and Fred Alger & Company, Inc. dated November 2, 2009 is incorporated by reference to Post Effective Amendment No. 21 to the Registration Statement of COLI VUL-2 Series Account of Great-West on Form N-6 filed on April 16, 2010 (File No. 333-70963).

(i)	Administrative Contracts. None.

(j)
Other Material Contracts.  Form of Rule 22c-2 Shareholder Information Agreement is incorporated by reference to Registrant’s Initial Registration Statement on Form N-6, filed on August 10, 2007 (File No. 333-145333).

(k)
Legal Opinion.  An opinion and consent of counsel regarding the legality of the securities being registered is incorporated by reference to Registrant’s Initial Registration Statement on Form N-6, filed on August 10, 2007 (File No. 333-145333).

(l)	Actuarial Opinion. None.

(m)	Calculation of hypothetical illustration value. None

(n)	Other Opinions.

(n)(1)                 Consent of Jorden Burt, LLP is filed herewith.
(n)(2)                 Consent of Deloitte & Touche LLP is filed herewith.

(o)	Omitted Financial Statements. None.

(p)	Initial Capital Agreements. None.

(q)	Redeemability Exemption. None.

(r)
Power of Attorney for R.L. McFeetors is incorporated by reference to Registrant's Post-Effective Amendment No. 2 to Registration Statement on Form N-6 as filed on December 17, 2008 (File No. 333-145333).  Powers of Attorney for Messrs. J. Balog, J.L. Bernbach, O.T. Dackow, A. Desmarais, P. Desmarais, K.P. Kavanagh, A. Louvel, W. Mackness, J.E.A. Nickerson, D.A. Nield, R.J. Orr, M. Plessis-Belair and B.E. Walsh are incorporated by reference to Registrant’s Initial Registration Statement on Form N-6, filed on August 10, 2007(File No. 333-145333).  Power of Attorney for P.K. Ryan is incorporated by reference to Registrant’s Post-Effective Amendment No. 1 on Form N-6, filed on April 25, 2008 (File No. 333-145333).  Powers of Attorney for Messrs. H.P. Rousseau, R. Royer and T.T. Ryan are filed herewith.

Item 27.	Directors and Officers of the Depositor.

Name	Principal Business Address	Positions and Offices with Depositor
J. Balog	2205 North Southwinds Boulevard, Apt. 307 Vero Beach, Florida 32963	Director
J. L. Bernbach	32 East 57 Street, 10th Floor New York, NY 10022	Director
A. Desmarais	Power Corporation of Canada 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
P. Desmarais, Jr.	Power Corporation of Canada 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
M.T.G. Graye	8515 E. Orchard Road Greenwood Village, CO 80111	Director, President and Chief Executive Officer
K. P. Kavanagh, C. M.	100 Osborne Street North Winnipeg, Manitoba, Canada R3C 3A5	Director
A. Louvel	P.O. Box 1073 38 Beach Lane Wainscott, NY 11975	Director
W. Mackness	696 Whitehaven Crescent London, Ontario, Canada N6G 4V4	Director
R. L. McFeetors	Great-West Life 100 Osborne Street N Winnipeg, Canada MB R3C 3A5	Chairman of the Board
J. E. A. Nickerson	H.B. Nickerson & Sons Limited P.O. Box 130 255 Commercial Street North Sydney, Nova Scotia, Canada B2A 3M2	Director
R.J. Orr	Power Financial Corporation 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
M. Plessis-Bélair, F. C. A.	Power Corporation of Canada 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
H.P. Rousseau	Power Corporation of Canada 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
R. Royer	Power Corporation of Canada 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
P.K. Ryan	Power Corporation of Canada 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
T.T. Ryan	SIFMA 120 Broadway, 35th Floor New York, NY 10271-0080	Director
B. E. Walsh	Saguenay Capital, LLC Two Manhattanville Rd, #403 Purchase, New York 10577	Director
S. M. Corbett	8515 East Orchard Road Greenwood Village, CO 80111	Executive Vice President and Chief Investment Officer
C. H. Cumming	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Defined Contribution Markets
M. R. Edwards	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, FASCore Operations
G. R. Derback	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President and Controller
R. J. Laeyendecker	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Executive Benefits Markets
J. L. McCallen	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President and Chief Financial Officer
G. R. McDonald	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Corporate Resources
S. A. Miller	8525 East Orchard Road Greenwood Village, CO 80111	Senior Vice President and Chief Information Officer
C. P. Nelson	8515 East Orchard Road Greenwood Village, CO 80111	President, Great-West Retirement Services
G. E. Seller	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Government Markets
R. K. Shaw	8515 East Orchard Road Greenwood Village, CO 80111	Executive Vice President, Individual Markets
R.D. Saull	8515 East Orchard Road Greenwood Village, CO 80111	Executive Vice President, Information Services
E.P. Friesen	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Investments
R.G. Schultz	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, General Counsel and Secretary
C.S. Tocher	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Investments
D.C. Aspinwall	8515 East Orchard Road Greenwood Village, CO 80111	Chief Risk Officer & Legal Counsel, Litigation
B.A. Byrne	8515 East Orchard Road Greenwood Village, CO 80111	Chief Compliance Officer & Legal Counsel, Financial Services

C-

Item 28.	Person Controlled by or Under Common Control with the Depositor or the Registrant.

Organizational Chart – December 31, 2009

I.           OWNERSHIP OF POWER CORPORATION OF CANADA

The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:

Paul G. Desmarais
        99.999% - Pansolo Holding Inc.
  100% - 3876357 Canada Inc.
  100% - 3439496 Canada Inc.
  100% - Capucines Investments Corporation
    32% - Nordex Inc. (68% also owned directly by Paul G. Desmarais)
               94.9% - Gelco Enterprises Ltd. (5.1% also owned directly by Paul G. Desmarais)
             53.78% - Power Corporation of Canada

The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by Mr. Paul G. Desmarais is as follows.  There are issued and outstanding as of December 31, 2009 408,409,903 Subordinate Voting Shares (SVS) of PCC carrying one vote per share and 48,854,772 Participating Preferred Shares (PPS) carrying 10 votes per share; hence the total voting rights are 896,957,623.

Pansolo Holding Inc. owns directly 23,216,033 SVS and 367,692 PPS, entitling Pansolo Holding Inc. directly to an aggregate percentage of voting rights of 26,892,953 or 3.00 % of the total voting rights attached to the shares of PCC. Pansolo Holding Inc. wholly owns 3876357 Canada Inc., 3439496 Canada Inc. and Capucines Investments Corporation which respectively own 40,686,080 SVS, 3,236,279 SVS, 3,125,000 SVS of PCC, representing respectively 4.54%, 0.36%, 0.35 % of the aggregate voting rights of PCC.

Gelco Entreprises Ltd owns directly 48,235,700 PPS, representing 53.78% of the aggregate voting rights of PCC (PPS (10 votes) and SVS (1 vote)). Hence the total voting rights of PCC under the direct and indirect control of Mr. Paul G. Desmarais is approximately 62.03%; note that this is not the equity percentage.

Mr. Paul G. Desmarais also owns personally 1,361,750 SVS of PCC.

II.	OWNERSHIP BY POWER CORPORATION OF CANADA

Power Corporation of Canada has a 10% or greater voting interest in the following entities:

A.           Great-West Life & Annuity Insurance Company Group of Companies (U.S. insurance)

Power Corporation of Canada
     100.0% - 171263 Canada Inc.
         66.3% - Power Financial Corporation
           68.59% - Great-West Lifeco Inc.
             100.0% - Great-West  Financial (Canada) Inc.
                 100.0% - Great-West Financial (Nova Scotia) Co.
   100.0% - Great-West Lifeco U.S. Inc.
                    100.0% - GWL&A Financial Inc.
                                    60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.
     60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II
 60.0% - Great-West Life & Annuity Insurance Capital, LLC
     60.0% - Great-West Life & Annuity Insurance Capital, LLC II
                                   100.0% - Great-West Life & Annuity Insurance Company (Fed ID # 84-0467907 - NAIC # 68322, CO)
100.0% - First Great-West Life & Annuity Insurance Company (Fed ID # 13-2690792 - NAIC # 79359, NY)
100.0% - Advised Assets Group, LLC
    100.0% - GWFS Equities, Inc.
100.0% - Great-West Life & Annuity Insurance Company of South Carolina
   100.0% - National Plan Coordinators of Delaware, Inc.
   100.0% - Emjay Corporation
  100.0% - EMJAY Retirement Plan Services, Inc.
   100.0% - GW Investor Services, LLC.
   100.0% - FASCore, LLC
     50.0% - Westkin Properties Ltd.
     82.01% - Maxim Series Fund, Inc.
   100.0% - GW Capital Management, LLC
   100.0% - Orchard Trust Company, LLC
   100.0% - Lottery Receivable Company One LLC
   100.0% - LR Company II, L.L.C.
   100.0% - Singer Collateral Trust IV
                                   100.0% - Singer Collateral Trust V

C-11

B.           Putnam Investments Group of Companies (Mutual Funds)

Power Corporation of Canada
     100.0% - 171263 Canada Inc.
         66.3% - Power Financial Corporation
           68.59% - Great-West Lifeco Inc.
             100.0% - Great-West Financial (Canada) Inc.
                 100.0% - Great-West Financial (Nova Scotia) Co.
                    100% - Great-West Lifeco U.S., Inc.
                   100% - Putnam Investments, LLC
                          100.0% - Putnam Acquisition Financing Inc.
             100.0% - Putnam Acquisition Financing LLC
               100.0% - Putnam U.S. Holdings, LLC
 100.0% - Putnam U.S. Holdings I Inc.
                   99.0% - Putnam Investment II LP (1% owned by Putnam U.S. Holdings II Inc.)
               100.0% -Putnam, LLC
       99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)
       100.0% - Putnam Retail Management GP, Inc.
       100.0% - Putnam Investment Management, LLC
       100.0% - Putnam Advisory Company GP, Inc.
       99.0% - Putnam Advisory Company, Limited Partnership (1% owned by Putnam Advisory Company GP, Inc.)
            100.0% - The Putnam Advisory Company, LLC
                 99.0% - Putnam U.S. Holdings II Inc. (1% owned by Putnam U.S. Holdings I Inc.)
                       100.0% - Putnam U.S. Holdings I, LLC
                    80.0% - PanAgora Asset Management, Inc.
                    100.0% -Putnam GP Inc.
                    100.0% - PII Holdings, Inc.
                    99.0% - TH Lee Putnam Equity Managers LP (1% owned by Putnam GP Inc.)
                    100.0% - Putnam Investment Holdings, LLC
          100.0% - Putnam Aviation Holdings, LLC
          100.0% - Putnam Capital, LLC
               80.0% - TH Lee Putnam Capital Management, LLC
                100.0% - Putnam Fiduciary Trust Company (NH)
100.0% - Putnam Investor Services, Inc.
                          100.0% - Putnam International Holdings LLC
                100.0% - Putnam Investments Inc. (Canada)
                100.0% - Putnam Investments (Ireland) Limited
                100.0% - Putnam Investments Australia Pty Limited
                100.0% - Putnam Investments Securities Co., Ltd. (Japan)
                100.0% - Putnam International Distributors, Ltd. (Cayman)
            100.0% - Putnam Investments Argentina S.A.
          100.0% - Putnam Investments (Asia) Limited
                100.0% - Putnam Investments Limited (U.K.)
                 100.0% - New Flag UK Holdings Limited
                   100.0% - New Flag Asset Management Limited (UK)

C-11

C.           The Great-West Life Assurance Company Group of Companies (Canadian insurance)

Power Corporation of Canada
    100.0% - 171263 Canada Inc.
         66.3% - Power Financial Corporation
           68.59% - Great-West Lifeco Inc.
100.0% - 2142540 Ontario Inc.
100.0% - Great-West Lifeco Finance (Delaware) LP
100.0% - Great-West Lifeco Finance (Delaware) LLC
                 100.0% - 2023308 Ontario Inc.
           100.0% - Great-West Life & Annuity Insurance Capital, LP
           40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.
         40.0% - Great-West Life & Annuity Insurance Capital, LLC
           100.0% - Great-West Life & Annuity Insurance Capital, LP II
           40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II
         40.0% - Great-West Life & Annuity Insurance Capital, LLC II
100.0% - 2171866 Ontario Inc
100.0% - Great-West Lifeco Finance (Delaware) LP II
      100.0% - Great-West Lifeco Finance (Delaware) LLC II
100.0% - 2023310 Ontario Inc.
100.0% - 2023311 Ontario Inc.
100.0% - 6109756 Canada Inc.
           100.0% - 6922023 Canada Inc.
           100.0% - The Great-West Life Assurance Company (NAIC #80705, MI)
71.4% - GWL THL Private Equity I Inc. (28.6% owned by The Canada Life Assurance Company)
100.0% - GWL THL Private Equity II Inc.
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
100.0% - Great-West Investors GP Inc.
100.0% - Great-West Investors LP
100.0% - T.H. Lee Interests
100.0%  - Gold Circle Insurance Company
100.0%  - GWL Realty Advisors Inc.
100.0% - GWL Realty Advisors U.S., Inc.
100.0% - RA Real Estate Inc.
0.1% RMA Real Estate LP
100.0% - Vertica Resident Services Inc.
                           100.0%  - GWL Investment Management Ltd.
                  100.0%  - 801611 Ontario Limited
100.0%  - 118050 Canada Inc.
                  100.0%  - 1213763 Ontario Inc.
99.9% -  Riverside II Limited Partnership
70.0% -   Kings Cross Shopping Centre Ltd.
100.0%  - 681348 Alberta Ltd.
                                           100.0% - The Owner: Condominium Plan No 8510578
                             50.0% - 3352200 Canada Inc.
100.0%  - 1420731 Ontario Limited
100.0%  - 1455250 Ontario Limited
100.0%  - CGWLL Inc.
  65.0%  - The Walmer Road Limited Partnership
  50.0%  - Laurier House Apartments Limited
100.0%  - 2024071 Ontario Limited
100.0% - 431687 Ontario Limited
    0.1% -  Riverside II Limited Partnership
100.0%  - High Park Bayview Inc.
  75.0%  - High Park Bayview Limited Partnership
                             50.0% - KAB Properties Inc.
5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)
100.0% - 647679 B.C. Ltd.
100.0% - Red Mile Acquisitions Inc.
70.0% - TGS North American Real Estate Investment Trust
100.0% - TGS Trust
70.0% - RMA Investment Company (Formerly TGS Investment Company)
100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property Management Ltd.)
100.0% - RMA Property Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)
100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)
100.0% - RMA (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd. (50%) and 1214931 Alberta Ltd. (50%)]
100.0% - RMA  American Realty Corp.
1% - RMA  American Realty Limited Partnership [(99% owned by RMA  (U.S.) Realty LLC (Delaware)]
99.0% - RMA  American Realty Limited Partnership (1% owned by RMA  American Realty Corp.)
100.0% - 1218023 Alberta Ltd.
50% - special shares in RMA  (U.S.) Realty LLC (Delaware)
100.0% - 1214931 Alberta Ltd.
50% - special shares in RMA  (U.S.) Realty LLC (Delaware)
70.0% - RMA Real Estate LP
100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Valley Centre) Ltd. (Formerly TGS REIT Properties (Valley Centre) Ltd.
100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.
100.0% - RMA Properties (Tri-Cities) Ltd. (Formerly TGS REIT Properties (Tri-Cities) Ltd.
70.0% - KS Village (Millstream) Inc.
70.0% - 0726861 B.C. Ltd.
70.0% - Trop Beau Developments Limited
70.0% - Kelowna Central Park Properties Ltd.
70.0% - Kelowna Central Park Phase II Properties Ltd.
40.0% - PVS Preferred Vision Services
100.0%  - London Insurance Group Inc.
100.0% - Trivest Insurance Network Limited
100.0% - The Motion Picture Bond Company Inc.
100.0%  - London Life Insurance Company (Fed ID # 52-1548741 – NAIC # 83550, MI)
30.0% - Kings Cross Shopping Centre Ltd.
30.0% - 0726861 B.C. Ltd.
30.0% - TGS North American Real Estate Investment Trust
100.0% - TGS Trust
30.0% - RMA Investment Company (Formerly TGS Investment Company)
100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property Management Ltd.)
100.0% - RMAProperty Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)
100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)
100.0% - RMA  (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd. (50%) and 1214931 Alberta Ltd. 50%)]
100.0% - RMA  American Realty Corp.
1% - RMA  American Realty Limited Partnership [(99% owned by RMA  (U.S.) Realty LLC (Delaware)]
 99.0% - RMA  American Realty Limited Partnership (1% owned by RMA  American Realty Corp.)
100.0% - 1218023 Alberta Ltd.
50% - special shares in RMA  (U.S.) Realty LLC (Delaware)
100.0% - 1214931 Alberta Ltd.
50% - special shares in RMA  (U.S.) Realty LLC (Delaware)
30.0% - RMA Real Estate LP
100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Valley Centre) Ltd. (Formerly TGS REIT Properties (Valley Centre) Ltd.
100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.
100.0% - RMA Properties (Tri-Cities) Ltd. (Formerly TGS REIT Properties (Tri-Cities) Ltd.
100.0% - London Capital Management Ltd.
100.0% - 1319399 Ontario Inc.
100.0% - 3853071 Canada Limited
  50.0% - Laurier House Apartments Limited
  30.0% - Kelowna Central Park Properties Ltd.
  30.0% - Kelowna Central Park Phase II Properties Ltd.
  30.0% - Trop Beau Developments Limited
100.0% - 42969098 Canada Inc.
100.0% - 389288 B.C. Ltd.
100.0% - Quadrus Investment Services Ltd.
 35.0% - The Walmer Road Limited Partnership
100.0% - 177545 Canada Limited
100.0% - Lonlife Financial Services Limited
88.0% - Neighborhood Dental Services Ltd.
100.0% - Toronto College Park Ltd.
    25.0% - High Park Bayview Limited Partnership
 50.0% - KAB Properties Inc.
30.0% - KS Village (Millstream) Inc.
100.0% - London Life Financial Corporation
89.4%  - London Reinsurance Group, Inc. (10.6% owned by London Life Insurance Company)
100.0%  - London Life & General Reinsurance Co. Ltd. (1 share held by London Life & Casualty Reinsurance Corporation and 20,099,999 shares held by London Reinsurance Group Inc.)
100.0%  - London Life & Casualty Reinsurance Corporation
100.0% - Trabaja Reinsurance Company Ltd.
100.0% - London Life and Casualty (Barbados) Corporation
100.0%  - LRG (US), Inc.
100.0% - London Life International Reinsurance Corporation
100.0% - London Life Reinsurance Company (Fed ID # 23-2044256 – NAIC # 76694, PA)
100.0% - HRMP, Inc.
51.0% - Health Reinsurance Management Partnership (HRMP) (Massachusetts)
100.0% - HRMP II, Inc.
49% Health Reinsurance Management Partnership (HRMP) (Massachusetts)

100.0% - Canada Life Financial Corporation
100.0% - The Canada Life Assurance Company (Fed ID # 38-0397420, NAIC # 80659, MI)
100.0% - Canada Life Brasil LTDA
100.0% - Canada Life Capital Corporation, Inc.
100.0% - Canada Life International Holdings, Limited
100.0% - Canada Life International Services Limited
100.0% - Canada Life International, Limited
100.0% - CLI Institutional Limited
100.0% - Canada Life Irish Holding Company, Limited
100.0% - Lifescape Limited
100.0% - Setanta Asset Management Limited
100.0% - Canada Life Group Services Limited
100.0% - Canada Life Europe Investment Limited
78.67% - Canada Life Assurance Europe Limited
100.0% - Canada Life Europe Management Services, Limited
21.33% - Canada Life Assurance Europe Limited
100.0% - Canada Life Assurance (Ireland), Limited
100.0% - F.S.D. Investments, Limited
100.0% - Canada Life International Re, Limited
100.0% - Canada Life Reinsurance International, Ltd.
100.0% - Canada Life Reinsurance, Ltd.
100.0% - The Canada Life Group (U.K.), Limited
100.0% Great-West Retirement Services (Europe) Limited
100.0% - Canada Life Pension Managers & Trustees, Limited
100.0% - Canada Life Asset Management Limited
100.0% - Canada Life European Real Estate Limited
100.0% - Canada Life Trustee Services (U.K.), Limited
100.0% - CLFIS (U.K.), Limited
100.0% - Canada Life, Limited
100.0% - Canada Life (U.K.), Limited
100.0% - Albany Life Assurance Company, Limited
100.0% - Canada Life Management (U.K.), Limited
100.0% - Canada Life Services (U.K.), Limited
100.0% - Canada Life Fund Managers (U.K.), Limited
100.0% - Canada Life Group Services (U.K.), Limited
100.0% - Canada Life Holdings (U.K.), Limited
100.0% - Canada Life Irish Operations, Limited
100.0% - Canada Life Ireland Holdings, Limited.
100.0% - 4073649 Canada, Inc. (1 common share owned by 587443 Ontario, Inc.)
100.0% - Canada Life Finance (U.K.), Limited
100.0% - CLH International Capital Management Hungary, Limited Liability Company
100.0% - The Canada Life Insurance Company of Canada
94.4% - MAM Holdings Inc. (5.6% owned by GWL)
100.0% - Mountain Asset Management LLC
100.0% - Quadrus Distribution Services Ltd.
100.0% - CL Capital Management (Canada), Inc.
100.0% - GRS Securities, Inc.
100.0% - 587443 Ontario, Inc.
100.0% - Canada Life Mortgage Services, Ltd.
100.0% - Adason Properties, Limited
100.0% - Adason Realty, Ltd.
100.0% - Laketon Investment Management Ltd.
100.0% - Crown Life Insurance Company

D.           IGM Financial Inc. Group of Companies (Canadian mutual funds)

Power Corporation of Canada
        100.0% - 171263 Canada Inc.
               66.3% - Power Financial Corporation
                    56.3% - IGM Financial Inc.
100.0% - Investors Group Inc.
100.0% - Investors Group Financial Services Inc.
100.0% - I.G. International Management Limited
100.0% - I.G. Investment Management (Hong Kong) Limited
100.0% - Investors Group Trust Co. Ltd.
100.0% - 391102 B.C. Ltd.
100.0% - I.G. Insurance Services Inc.
100.0% - Investors Syndicate Limited
100.0% - Investors Group Securities Inc.
100.0% - I.G. Investment Management, Ltd.
100% - Investors Group Corporate Class Inc.
100.0% - Investors Syndicate Property Corp.
19.63% - I.G. (Rockies) Corp.
100.0% - I.G. Investment Corp.
80.37% - I.G. (Rockies) Corp. (19.63% owned by I.G. Investment Management, Ltd.)
100.0% - Mackenzie Inc.
100.0% - Mackenzie Financial Corporation
100.0% - Mackenzie Financial Charitable Foundation
100.0% - Strategic Charitable Giving Foundation
100.0% - M.R.S. Inc.
100.0% - M.R.S. Correspondent Corporation
100.0% - M.R.S. Securities Services Inc.
100.0% - Execuhold Investment Limited
100.0% - Winfund Software Corp.
100.0% - M.R.S. Trust Company
100.0% - Anacle I Corporation
100.0% - Mackenzie M.E.F. Management Inc.
100.0% - Canterbury Common Inc.
100.0% - Mackenzie Financial Services Inc.
100.0% - Mackenzie (Rockies) Corp.
100.0% - Mackenzie Cundill Investment (Bermuda) Ltd.
100.0% - Mackenzie Cundill Investment Management Ltd.
100.0% - Mackenzie Financial Capital Corporation
100.0% - Multi-Class Investment Corp.
100.0% - MSP 2007 GP Inc.
100.0% - Howson Tattersall Investment Counsel Limited
100.0% - MSP 2008 GP Inc.
100.0% - MSP 2009 GP Inc.
100.0% - MSP 2010 GP Inc.
 91.44% - Investment Planning Counsel Inc.
100.0% - Investment Planning Counsel of Canada Limited
100.0% - IPC Investment Corporation
100.0% - 9132-2155 Quebec Inc.
100.0% - Alpha I Financial Inc.
100.0% - IPC Save Inc.
100.0% - 1275279 Ontario Inc.
50.0% - IPC Estate Services Inc.
 50.0% - IPC Estate Services Inc.
100.0% - IPC Securities Corporation
100.0% - IPC Portfolio Services Inc.
100.0% - Counsel Portfolio Services Inc.

E.	Pargesa Holding S.A. Group of Companies (European investments)

Power Corporation of Canada
    100.0% - 171263 Canada Inc.
         66.3% - Power Financial Corporation
                        100.0% - Power Financial Europe B.V.
           50.0% - Parjointco N.V.
              54.1% - Pargesa Holding S.A.
100.0% - Pargesa Netherlands B.V.
 26.1% - Imerys
 50.0% - Groupe Bruxelles Lambert
           Capital
    7.1%  - Suez Environment Company
  21.1% - Lafarge
    9.1% - Pernod Ricard
    0.6% - Iberdrola
    3.9% - Arkema
100.0% - Belgian Securities BV
               Capital
30.7% - Imerys
  61.6% - Brussels Securities
               Capital
100.0% - Sagerpar
3.8% - Groupe Bruxelles Lambert
100.0% - GBL Participations
100.0% - GBL Overseas Finance NV
100.0% - GBL Treasury Center
Capital
100.0% - GBL Energy Sárl
Capital
4.0% - Total
100.0% - GBL Verwaltung GmbH
100.0% - Immobilière Rue de Namur Sárl
100.0% - GBL Finance SA
               Capital
38.4% - Brussels Securities
100.0% - GBL Verwaltung Sàrl
Capital
100.0% - GBL Investments Limited
100.0% - GBL R
  5.2% - GDF SUEZ (1)
43.0% - ECP 1
42.4% - ECP 2
100.0% - Pargesa Compagnie S.A..
100.0% - Fivaz & Cie SA
100.0% - Pargesa Luxembourg S.A.
100.0% - SFPG
100.0% - SIB Huston

(1) Based on Company’s published capital as of September, 2009

F.           Gesca Ltée Group of Companies (Canadian communications)

Power Corporation of Canada
100.0% - 4507053 Canada Inc.
100.0% - Gesca Ltée
100.0% - La Presse ltée
100.0% - Gesca Ventes Média Ltée
100.0% - Gesca Numérique Ltée
100.0% - 3855082 Canada Inc.
100.0% - Cyberpresse inc.
100.0% - 6645119 Canada Inc.
100.0% - Les Éditions La Presse II Inc.
100.0% - 3819787 Canada Inc.
100.0% - 3834310 Canada Inc.
20.0% - 3859282 Canada Inc.
100.0% - Square Victoria Digital Properties inc.
100.0% - 4400046 Canada Inc.
49.99% - 9059-2114 Québec Inc.
97.5% - DuProprio Inc.
100% - VR Estates Inc.
100% - 0757075 B.C. Ltd.
0.1% - Lower Mainland Comfree LP
99.9% - Lower Mainland Comfree LP
100% - Private Real Estate Corporation
100% - 1083411 Alberta Ltd
100% - Comfree Commission Free Realty Inc.
100.0% - Les Productions La Presse Télé Ltée
100.0% - La Presse Télé Ltée
100.0% - La Presse Télé II Ltée
100.0% - La Presse Télé III Ltée
100.0% - Les Éditions Gesca Ltée
100.0% - Groupe Espaces Inc.
100.0% - Les Éditions La Presse Ltée
100.0% - 6657443 Canada Inc.
  10.0% - Acquisio Inc.
    4.6% - Nstein Technologies Inc.
  50.0% - Workopolis Canada
  25.0% - Olive Média

G.	Power Corporation (International) Limited Group of Companies (Asian investments)

Power Corporation of Canada
100.0% - Power Corporation (International) Limited
99.9% - Power Pacific Corporation Limited
  25.0% - Barrick Power Gold Corporation of China Limited
  100.0% - Power Pacific Mauritius Limited
7.61% - Vimicro
  0.1% - Power Pacific Equities Limited
99.9% - Power Pacific Equities Limited
4.3% - CITIC Pacific Limited
5.8% - Yaolan Limited
100.0% - Power Communications Inc.
0.1% - Power Pacific Corporation Limited

H.           Other PCC Companies

Power Corporation of Canada
100.0% - 152245 Canada Inc.
100.0% - Power Tek, LLC
100% - 3540529 Canada Inc.
100.0% - Gelprim Inc.
100.0% - 3121011 Canada Inc.
100.0% - 171263 Canada Inc.
100.0% - Victoria Square Ventures Inc.
   26.8% - Bellus Health Inc.
100.0% - Power Communications Inc.
100.0% - Brazeau River Resources Investments Inc.
100.0% - Communications BP S.A.R.L
100.0% - PCC Industrial (1993) Corporation
100.0% - Power Corporation International
100.0% - 3249531 Canada Inc.
100% - Sagard Capital Partners GP, Inc.
100.0% - Sagard Capital Partners, L.P.
100.0% - Power Corporation of Canada Inc.
100.0% - Square Victoria Real Estate Inc.
100.0% - PL S.A.
100.0% - 4190297 Canada Inc.
100% Sagard Capital Partners Management Corp.
100.0% - Sodesm International Limited
100.0% - Sodesm Property Limited
  78.5% - Sagard S.A.S.
100.0% - Marquette Communications (1997) Corporation
    4.9% - Mitel
100.0% - 4507037 Canada Inc.
100.0% - 4524781 Canada Inc.
100.0% - 4524799 Canada Inc.
100.0% - 4524802 Canada Inc.
I.           Other PFC Companies

Power Financial Corporation
100.0% - 4400003 Canada Inc.
100.0% - 3411893 Canada Inc.
100.0% - 3439453 Canada Inc.
100.0% - 4400020 Canada Inc.
100.0% - 4507045 Canada Inc.
100.0% - 4507088 Canada Inc.
100.0% Power Financial Capital Corporation

Item 29.
Indemnification.  Provisions exist under the Colorado Business Corporation Act and the Bylaws of Great-West whereby Great-West may indemnify a director, officer or controlling person of Great-West against liabilities arising under the Securities Act of 1933.  The following excerpts contain the substance of these provisions:

Colorado Business Corporation Act

Article 109 - INDEMNIFICATION

Section 7-109-101. Definitions.

As used in this Article:

(1)           "Corporation" includes any domestic or foreign entity that is a predecessor of the corporation by reason of a merger, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

(2)           "Director" means an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation's request as a director, an officer, an agent, an associate, an employee, a fiduciary, a manager, a member, a partner, a promoter, or a trustee of, or to hold any similar position with, another domestic or foreign entity or employee benefit plan.  A director is considered to be serving an employee benefit plan at the corporation's request if the director’s duties to the corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan.  “Director” includes, unless the context requires otherwise, the estate or personal representative of a director.

(3)           "Expenses" includes counsel fees.

(4)           "Liability" means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.

(5)           "Official capacity" means, when used with respect to a director, the office of director in the corporation and, when used with respect to a person other than a director as contemplated in Section 7-109-107, the office in a corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation.  "Official capacity" does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

(6)           "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

(7)           "Proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

Section 7-109-102.  Authority to indemnify directors.

(1)           Except as provided in subsection (4) of this section, a corporation may indemnify a person made a party to the proceeding because the person is or was a director against liability incurred in the proceeding if:

(a)           The person conducted himself or herself in good faith; and

(b)           The person reasonably believed:

(I)           In the case of conduct in an official capacity with the corporation, that his or her conduct was in the corporation's best interests; and

(II)           In all other cases, that his or her conduct was at least not opposed to the corporation's best interests; and

(c)           In the case of any criminal proceeding, the person had no reasonable cause to believe his or her conduct was unlawful.

(2)           A director's conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirements of subparagraph (II) of paragraph (b) of subsection (1) of this section.  A director's conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of subparagraph (a) of subsection (1) of this section.

(3)           The termination of any proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the director did not meet the standard of conduct described in this section.

(4)           A corporation may not indemnify a director under this section:

(a)           In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or

(b)           In connection with any proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that he or she derived an improper personal benefit.

(5)           Indemnification permitted under this section in connection with a proceeding by or in the right of a corporation is limited to reasonable expenses incurred in connection with the proceeding.

Section 7-109-103.  Mandatory Indemnification of Directors.

Unless limited by the articles of incorporation, a corporation shall indemnify a person who was wholly successful, on the merits or otherwise, in defense of any proceeding to which the person was a party because the person is or was a director, against reasonable expenses incurred by him or her in connection with the proceeding.

Section 7-109-104.  Advance of Expenses to Directors.

(1)           A corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of the final disposition of the proceeding if:

(a)           The director furnishes the corporation a written affirmation of the director’s good-faith belief that he or she has met the standard of conduct described in Section 7-109-102;

(b)           The director furnishes the corporation a written undertaking, executed personally or on the director's behalf, to repay the advance if it is ultimately determined that he or she did not meet such standard of conduct; and

(c)           A determination is made that the facts then known to those making the determination would not preclude indemnification under this article.

(2)           The undertaking required by paragraph (b) of subsection (1) of this section shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make repayment.

(3)           Determinations and authorizations of payments under this section shall be made in the manner specified in Section 7-109-106.

Section 7-109-105.  Court-Ordered Indemnification of Directors.

(1)           Unless otherwise provided in the articles of incorporation, a director who is or was a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction.  On receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification in the following manner:

(a)           If it determines the director is entitled to mandatory indemnification under section 7-109-103, the court shall order indemnification, in which case the court shall also order the corporation to pay the director's reasonable expenses incurred to obtain court-ordered indemnification.

(b)           If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in section 7-109-102 (1) or was adjudged liable in the circumstances described in Section 7-109-102 (4), the court may order such indemnification as the court deems proper; except that the indemnification with respect to any proceeding in which liability shall have been adjudged in the circumstances described Section 7-109-102 (4) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

Section 7-109-106.  Determination and Authorization of Indemnification of Directors.

(1)           A corporation may not indemnify a director under Section 7-109-102 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because he has met the standard of conduct  set forth in Section 7-109-102.  A corporation shall not advance expenses to a director under Section 7-109-104 unless authorized in the specific case after the written affirmation and undertaking required by Section 7-109-104(1)(a) and (1)(b) are received and the determination required by Section 7-109-104(1)(c) has been made.

(2)           The determinations required by under subsection (1) of this section shall be made:

(a)           By the board of directors by a majority vote of those present at a meeting at which a quorum is present, and only those directors not parties to the proceeding shall be counted in satisfying the quorum; or

(b)           If a quorum cannot be obtained, by a majority vote of a committee of the board of directors designated by the board of directors, which committee shall consist of two or more directors not parties to the proceeding; except that directors who are parties to the proceeding may participate in the designation of directors for the committee.

(3)           If a quorum cannot be obtained as contemplated in paragraph (a) of subsection (2) of this section, and the committee cannot be established under paragraph (b) of subsection (2) of this section, or even if a quorum is obtained or a committee designated, if a majority of the directors constituting such quorum or such committee so directs, the determination required to be made by subsection (1) of this section shall be made:

(a)           By independent legal counsel selected by a vote of the board of directors or the committee in the manner specified in paragraph (a) or (b) of subsection (2) of this section or, if a quorum of the full board cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full board of directors; or

(b)           By the shareholders.

(4)           Authorization of indemnification and advance of expenses shall be made in the same manner as the determination that indemnification or advance of expenses is permissible; except that, if the determination that indemnification or advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and advance of expenses shall be made by the body that selected such counsel.

Section 7-109-107.  Indemnification of Officers, Employees, Fiduciaries, and Agents.

(1)           Unless otherwise provided in the articles of incorporation:

(a)           An officer is entitled to mandatory indemnification under section 7-109-103, and is entitled to apply for court-ordered indemnification under section 7-109-105, in each case to the same extent as a director;

(b)           A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as a director; and

(c)           A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to a greater extent, if not inconsistent with public policy, and if provided for by its bylaws, general or specific action of its board of directors or shareholders, or contract.

Section 7-109-108.  Insurance.

A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation, or who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of any other domestic or foreign entity or of an employee benefit plan, against liability asserted against or incurred by the person in that capacity or arising from the person’s status as a director, officer, employee, fiduciary, or agent whether or not the corporation would have the power to indemnify the person against such liability under the Section 7-109-102, 7-109-103 or 7-109-107.  Any such insurance may be procured from any insurance company designated by the board of directors, whether such insurance company is formed under the laws of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.
Section 7-109-109.  Limitation of Indemnification of Directors.

(1)           A provision treating a corporation's indemnification of, or advance of expenses to, directors that is contained in its articles of incorporation or bylaws, in a resolution of its shareholders or board of directors, or in a contract, except for an insurance policy or otherwise, is valid only to the extent the provision is not inconsistent with Sections 7-109-101 to 7-109-108.  If the articles of incorporation limit indemnification or advance of expenses, indemnification or advance of expenses are valid only to the extent not inconsistent with the articles of incorporation.

(2)           Sections 7-109-101 to 7-109-108 do not limit a corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when he or she has not been made a named defendant or respondent in the proceeding.

Section 7-109-110.  Notice to Shareholders of Indemnification of Director.

If a corporation indemnifies or advances expenses to a director under this article in connection with a proceeding by or in the right of the corporation, the corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders' meeting.  If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.

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Bylaws of Great-West

Article IV. Indemnification

SECTION 1. In this Article, the following terms shall have the following meanings:

(a)
“expenses” means reasonable expenses incurred in a proceeding, including expenses of investigation and preparation, expenses in connection with an appearance as a witness, and fees and disbursement of counsel, accountants or other experts;

(b)	“liability” means an obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty or fine;

(c)	“party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding;

(d)	“proceeding” means any threatened, pending or completed action, suit, or proceeding whether civil, criminal, administrative or investigative, and whether formal or informal.

SECTION 2.  Subject to applicable law, if any person who is or was a director, officer or employee of the corporation is made a party to a proceeding because the person is or was a director, officer or employee of the corporation, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if, with respect to the matter(s) giving rise to the proceeding:

(a)	the person conducted himself or herself in good faith; and

(b)	the person reasonably believed that his or her conduct was in the corporation’s best interests; and

(c)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and

(d)	if the person is or was an employee of the corporation, the person acted in the ordinary course of the person’s employment with the corporation.

SECTION 3.  Subject to applicable law, if any person who is or was serving as a director, officer, trustee or employee of another company or entity at the request of the corporation is made a party to a proceeding because the person is or was serving as a director, officer, trustee or employee of the other company or entity, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if:

(a)
the person is or was appointed to serve at the request of the corporation as a director, officer, trustee or employee of the other company or entity in accordance with Indemnification Procedures approved by the Board of Directors of the corporation; and

(b)	with respect to the matter(s) giving rise to the proceeding:

(i)	the person conducted himself or herself in good faith; and

the person reasonably believed that his or her conduct was at least not opposed to the corporation’s best interests (in the case of a trustee of one of the corporation’s staff benefits plans, this means that the person’s conduct was for a purpose the person reasonably believed to be in the interests of the plan participants); and

in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and

if the person is or was an employee of the other company or entity, the person acted in the ordinary course of the person’s employment with the other company or entity.

Item 30. Principal Underwriter.

(a)
GWFS Equities, Inc. currently distributes securities of Maxim Series Fund, Inc., an open-end management investment company, FutureFunds Series Account, Maxim Series Account, COLI VUL-2 Series Account, Variable Annuity-1 Series Account, Prestige Variable Life Account, Trillium Variable Annuity Account and Varifund Variable Annuity Account of Great-West, and COLI VUL-2 Series Account, COLI VUL-4 Series Account and Variable Annuity-1 Series Account of First Great-West in addition to those of the Registrant.

(b)	Directors and Officers of GWFS Equities, Inc.

Name	Principal Business Address	Position and Officers with Underwriter
C. P. Nelson	8515 East Orchard Road Greenwood Village, CO 80111	Chairman, President and Chief Executive Officer
R. K. Shaw	8515 East Orchard Road Greenwood Village, CO 80111	Director
G. E. Seller	18101 Von Karman Ave. Suite 1460 Irvine, CA 92715	Director and Senior Vice President
G. R. McDonald	8515 East Orchard Road Greenwood Village, CO 80111	Director
C.H. Cumming	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
M. R. Edwards	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
W. S. Harmon	8515 East Orchard Road Greenwood Village, CO 80111	Director and Vice President
K. A. Morris	500 North Central Suite 220 Glendale, CA 91203	Vice President
J.C. Luttges	8515 East Orchard Road Greenwood Village, CO 80111	Vice President
G. R. Derback	8515 East Orchard Road Greenwood Village, CO 80111	Treasurer
B. A. Byrne	8525 East Orchard Road Greenwood Village, CO 80111	Secretary and Chief Compliance Officer
D. R. Meyer	8515 East Orchard Road Greenwood Village, CO 80111	Vice President, Taxation
T. L. Luiz	8515 East Orchard Road Greenwood Village, CO 80111	Compliance Officer
M. C. Maiers	8515 East Orchard Road Greenwood Village, CO 80111	Vice President and Investments Compliance Officer

(c) Commissions and other compensation received from the Registrant by Principal Underwriter during Registrant's last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts and Commission	Compensation on Redemption	Brokerage Commissions	Compensation

GWFS Equities	-0-	-0-	-0-	-0-

Item 31.
Location of Accounts and Records.  All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Great-West, 8515 East Orchard Road, Greenwood Village, Colorado 80111.

Item 32.	Management Services.	None.

Item 33.
Fee Representation.  Great-West represents that the fees and charges deducted under the Policy in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Great-West.

C-11

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Greenwood Village, and State of Colorado, on the day of April 15, 2010.

COLI VUL-4 SERIES ACCOUNT of
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
(Registrant)

By:	/s/ M.T. G. Graye
M.T.G. Graye,
President and Chief Executive Officer of Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (Depositor)

By:	/s/ M.T. G. Graye
M.T.G. Graye,
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature and Title	Date

/s/ Raymond L. McFeetors	April 15, 2010
Director, Chairman of the Board
(Raymond L. McFeetors*)

/s/ M.T. G. Graye	April 15, 2010
Director, President and Chief Executive Officer (Mitchell T.G. Graye)

/s/ James. L. McCallen	April 15, 2010
Senior Vice President and Chief Financial Officer (James L. McCallen)

/s/ James Balog	April 15, 2010
Director, (James Balog*)

/s/ John L. Bernbach	April 15, 2010
Director, (John L. Bernbach*)

/s/ André Desmarais	April 15, 2010
Director (André Desmarais*)

/s/ Paul Desmarais, Jr.	April 15, 2010
Director (Paul Desmarais, Jr.*)

/s/ Alain Louvel	April 15, 2010
Director (Alain Louvel*)

/s/ Jerry E.A. Nickerson	April 15, 2010
Director (Jerry E.A. Nickerson*)

/s/ R. Jeffrey Orr	April 15, 2010
Director (R. Jeffrey Orr*)

/s/ Michel Plessis- Bélair	April 15, 2010
Director (Michel Plessis-Bélair*)

/s/ H.P. Rousseau	April 15, 2010
Director (H.P. Rousseau*)

/s/ R. Royer	April 15, 2010
Director (R. Royer*)

/s/ Philip K. Ryan	April 15, 2010
Director (Philip K. Ryan*)

/s/ T.T. Ryan	April 15, 2010
Director (T.T. Ryan*)

/s/ Brian E. Walsh	April 15, 2010
Director (Brian E. Walsh*)

*By:	/s/ R.G. Schultz	April 15, 2010
R.G. Schultz
Attorney-in-fact pursuant to Powers of Attorney.